                                                                    EXHIBIT 10

                        NATIONWIDE LIFE INSURANCE COMPANY
                      SALARY DEFERRAL [401(k)] AND SAVINGS
                     PROTOTYPE PROFIT SHARING PLAN AND TRUST

                                  PLAN NO. 001
                  STANDARDIZED - INTEGRATED AND NON-INTEGRATED

Address of Sponsoring Organization or Authorized Representative:  One Suffolk
                                                                  -----------
Square, Islandia, New York 11722 Telephone Number: (516) 348-0888
--------------------------------                   --------------------------

The Employer hereby establishes a profit sharing plan and trust for the benefit of its eligible employees and the eligible employees of each Participating Employer which adopts the Plan. The plan and trust shall consist of the Nationwide Life Insurance Company Salary Deferral [401(k)] and Savings Prototype Profit Sharing Plan and Trust and this Adoption Agreement.

1.       Name of Employer: Long Island Commercial Bank
                           --------------------------------------------------

1A.      Business Entity: [X] Corporation-Date of Incorporation June 13, 1989
                                                                -------------
         -------------

         [  ] Partnership  [  ] Sole Proprietor  [  ] S Corporation  [  ] Other:
         ----------------

1B.      Type of Business: Bank
                           -------------------------------------------------

2.       Employer Address: One Suffolk Square
                           -------------------------------------------------

                           Islandia, New York 11722
                           -------------------------------------------------

3.       Employer Tax Year End  12/31  Employer Identification No. 11 - 2870330
                               -------                             ------------

4.       Plan Name: Long Island Commercial Bank
                    -----------------------------------------------------------
                 401(k)             Profit Sharing Plan.      Plan No. 001
         --------------------------                                    ---

5.       Limitation Year (elect one):
                  [ X ]  Calendar year
                  [   ]  the period selected in Exhibit 1, Section 3
                  [   ]  other 12 month period ending:                        .
                                                       -----------------------

6.       Plan Status (check a or b):
         (a)      [ X ]    Newly Adopted Plan
         (b)      [   ]    Amendment and restatement of the (name of plan)

                           ------------------------------------------------

                           Effective date of amendment.                     .
                                                        --------------------
                           This amendment shall not apply to any Employee who severed employment before the effective date of the amendment. The Accrued Benefit and vesting percentage of each Participant who is an Employee on the effective date of the amendment shall be no less than before the amendment.

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                                 1 - DEFINITIONS


1.       "Break In Service" (Section 2.7) means employment of not more than 500
                                                                            ---
         - (insert 500 or less) Hours of Service during an Eligibility Computation Period or Vesting Computation Period.

         NOTE: This Section must be completed if Exhibit 5, Section 9(b) is selected.

2.       "Compensation" (Section 2.10) means all of each Participant's (elect a or b):
         (a)      [   ]    W-2 earnings and any Salary Deferral Contributions
                           for the period selected below.
         (b)      [ X ]    compensation as that term is defined for Code Section
                           415(c) (3) purposes for the period selected below.

         [   ]    Check here if pursuant to Section 2.10, the Employer shall include in the definition of Compensation in (a) or (b) above contributions made pursuant to Section 125, 402(h) or 403(b) of the Code.

3. The compensation period under this Section shall be the Section 2.10 (elect a, b or c):
         (a)      [ X ]    Plan Year.
         (b)      [   ]    taxable year ending with or within the Plan Year.
         (c)      [   ]    limitation year ending with or within the Plan Year.

4. If an Eligible Employee becomes a Participant after the beginning of the period selected above, Compensation shall include for purposes of Employer Discretionary Contributions and Qualified Non-Elective Contributions (elect a or b):
         (a)      [ X ]    only the Compensation for the portion of the period
                           selected above during which he became a Participant.
         (b)      [   ]    the Compensation for the entire period selected
                           above in which he became a Participant.

5.       "Effective Date" (Section 2.14) means January 1, 1996.
                                               ----------------

         NOTE: If this is an amendment and restatement of an existing plan, insert the original plan effective date.

6. "Plan Year" (Section 2.36) means the 12 consecutive month period, or such lesser period as a Participating Employer is in business, beginning on the 1 day of January, and ending on the 31 day of December
                          -        -------                    --        --------
         in each year.

         NOTE: The Plan Year should normally end on the last day of the calendar year.

7.       "Net Profits" (Section 2.26) Employer contributions shall be made
(elect one):
         [   ]  with     [ X ]    without regard to the definition of Net
                                  Profits in Section 2.26.

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                      EXHIBIT 2 - ELIGIBILITY REQUIREMENTS

1. CLASSIFICATION REQUIREMENTS (Section 2.17) Classification of Employees that are not eligible to participant in the Plan are (elect a or b
                  ---
         and/or c):

         (a)    [   ]         None:   all Employees are eligible.
         (b)    [ X ]         Covered by a Collective Bargaining Agreement:
                              included in a unit of employees where retirement
                              benefits have been the subject of good faith
                              bargaining between representatives of such
                              employee unit and the Participating Employer,
                              unless the resulting collective bargaining
                              agreement provides for the inclusion of such unit
                              of employees under this Plan.
         (c)    [ X ]         Non-resident aliens who receive no Earned Income
                              from a Participating Employer which constitutes income from sources within the United States.

2.       SERVICE AND AGE REQUIREMENTS (Section 3.1):

         (a) To be eligible to participate, an Eligible Employee must have completed the following Eligibility Service requirements (complete both 1 and 2):

                  (1)   On the Effective Date of the Plan, the following
                        --
                        requirements apply:

                          (i)                       (ii)
                        Service                     Age

         [ X ]    No Service Requirement            [ X ]  No Age Requirement

         [   ]          Months From Employment      [   ]
                  -----                                    --------
         Date (not to exceed 12)                    (Not to exceed Age 21)

         [   ]          1 Year of Eligibility Service

                  (2)   After the later of the Effective Date of the Plan or
                        -----
                        effective date of amendment, the following requirements apply:

                          (i)                       (ii)
                        Service                     Age

         [   ]  No Service Requirement              [   ]  No Age Requirement

         [   ]        Months From Employment        [ X ]  21
                -----                                      --
         Date (not to exceed 12)                    (Not to exceed Age 21)

         [ X ]        1 Year of Eligibility Service

         NOTE:        The Service requirements in (1) and (2) above must be
                                                                    ----
                      the same if the Employer is a Self-Employed Individual.

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SERVICE AND AGE REQUIREMENTS (Section 3.1):

         (a) If the Service requirement elected is a stated number of months of service, each Eligible Employee who has been employed with the Participating Employer for the number of months elected shall be deemed to have completed the service requirement regardless of the number of Hours of Service actually performed.

         (b) One year of Eligibility Service shall be credited to the Eligible Employee on the last day of each Eligibility Computation Period in which he completes 1,000 (not more than
                                                           -----
                  1,000) Hours of Service.

3.       ENTRY DATE (Section 3.1) The Entry Date shall be the (elect one):

         (a)      [   ]  date coinciding with satisfaction of all eligibility
                         requirements.
         (b)      [   ]  first day of the month coinciding with or next
                         following satisfaction of all eligibility requirements.
         (c)      [   ]  first day of the Plan Year quarter following
                         satisfaction of all eligibility requirements.
         (d)      [   ]  Plan Anniversary (elect one):
                         [  ] preceding [  ] coinciding with or next
                              following satisfaction of all eligibility requirements ("coinciding" may not be elected if Section 2(a)(1) or 2(a)(2) of this Exhibit provides for Eligibility requirements of more than 6 months or age
                              20 1/2).
         (e)      [ X ] Plan Anniversary or the first day of the
                        seventh month of the Plan Year coinciding with or next following satisfaction of all eligibility requirements.

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                EXHIBIT 3 - CONTRIBUTIONS AND ALLOCATION FORMULA

1. SALARY DEFERRAL CONTRIBUTION (Section 5.1) Participants shall be permitted to make Salary Deferral Contributions. (Complete (a) through (e)):

                  (a)      Minimum salary deferral percentage or amount is
                                                                           -----
                           per payroll period.

                  (b)      Maximum salary deferral percentage or amount is
                                                                           -----
                           per payroll period.

                           [  ] Check here if the Participant may
                                make a special election to defer all
                                or a portion (including none) of any
                                bonus or other single sum payment to
                                the Plan.

                  (c) A Participant may change his salary deferral percentage (elect one):
                           (1)    [   ] at any time
                           (2)    [ X ] as of the first day of Plan Year
                                        quarter
                           (3)    [   ] as of a Plan Anniversary
                           (4)    [   ] Other:
                                              --------------------------------

                  (d) A Participant may revoke his Salary Deferral Agreement (elect one):
                           (1)    [ X ] at any time
                           (2)    [   ] as of the first day of a Plan Year
                                        quarter
                           (3)    [   ] as of a Plan Anniversary
                           (4)    [   ] Other:
                                              ---------------------------------

                  (e) A Participant who has revoked his Salary Deferral Agreement, may execute a new Agreement (elect one):
                           (1)    [   ] at any time
                           (2)    [ X ] as of the first day of a Plan Year
                                        quarter
                           (3)    [   ] as of a Plan Anniversary
                           (4)    [   ]       months after the date of
                                        -----
                                        revocation of his Salary Deferral
                                        Agreement.
                           (5)    [   ] Other:
                                              ---------------------------------

NOTE:       In Section c, d, or e above, "other" must be at least once a year.

2. EMPLOYEE (after tax) CONTRIBUTIONS (Section 5.4): Participants shall (elect a or b):

                  (a)      [   ]  be permitted to make Employee Contributions.
                  (b)      [ X ]  not be permitted to make Employee
                                  Contributions.

3. EMPLOYER MATCHING CONTRIBUTION (Section 5.2) Each Participating Employer shall (elect a or b):

                  (a)      [   ]  make Employer Matching Contributions equal to
                                  (elect one):
                           (1)    [   ]      % of the first      % of
                                        -----               -----
                                  Compensation which is deferred under the plan.

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                           (2)      [   ]        % of the first      % of
                                            -----               -----
                                            Compensation contributed as Employee
                                            Contributions under the Plan.
                           (3)      [ X ]   Other: Discretionary depending on
                                                   --------------------------
                                            Board approval annually.
                                            ------------------------

                  (b)      [   ]    not make Employer Matching Contributions.

4. EMPLOYER DISCRETIONARY CONTRIBUTIONS (Section 5.2) Each Participating Employer shall (elect a or b):

         (a)      [   ]    make Employer Discretionary Contributions in such
                           amounts as may be determined by the Participating
                           Employer.
         (b)      [ X ]    not make Employer Discretionary Contributions.

5A. FORFEITURES (Section 10.2) Forfeitures from a Participant's Employer Matching subaccount, except Excess Aggregate Contributions, shall be (elect a or b):

         (a)      [ X ]    reallocated to Employer Matching subaccounts of other
                           Participants.
         (b)      [   ]    applied to reduce the next Participating Employer
                           contribution.

5B. FORFEITURES (Section 10.2) Forfeitures from a Participant's Employer Discretionary subaccount shall be (elect a or b):

         (a)      [ X ]    reallocated to Employer Discretionary subaccounts of
                           other Participants.
         (b)      [   ]    applied to reduce the next Participating Employer
                           contribution.

6. FORFEITURES (Section 10.3 A or B) Forfeitures from a Participant's Employer Matching or Employer Discretionary subaccount shall occur:

         (1)      [ X ]    upon distribution to a terminated Participant of his
                           vested Accrued Benefit, or his fifth consecutive
                           Break In Service, if earlier.
         (2)      [   ]    after the Participant has incurred his fifth
                           consecutive Break In Service.

7. ALLOCATION FORMULA (Section 6.1): Employer Discretionary Contributions and forfeitures arising from Employer Discretionary subaccounts shall be allocated to the Employer Discretionary subaccount of each Participant who has completed the requirements specified below (elect a or b):

         (1)      [ X ]    in the proportion that the Participant's Compensation
                           bears to the total compensation of all Participants.
         (2)      [   ]    in the proportion that the Participant's Compensation
                           in excess of the Integration Level bears to the total
                           Compensation of all Participants in excess of the Integration Level, provided that the maximum amount of contributions and forfeitures so allocated for the Plan Year shall no exceed the Integration Percentage set forth below. Providing further, that the maximum amount of contributions and forfeitures in excess of the Integration Level shall no exceed the amount of contributions and forfeitures allocated below the Integration Level expressed as a percentage

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                           of each Participant's Compensation by the lesser of
                           (a) or (b) where (a) equals the percentage of each Participant's Compensation below the Integration Level and (b) equals the greater of either 5.7% or the percentage equal to the portion of the tax rate under Code Sectino 3111(a) (in effect as of the beginning of the year) which is attributable to old-age insurance. Any contributions and forfeiture in excess of such percentage shall be allocated to the subaccount of each Participant in the proportion of all Participants (complete (1) and (2)):

                  (1)      Integration Level (elect a, b or c):
                           (a)      [   ] the Taxable Wage Base
                           (b)      [   ] $           , and increasing by      %
                                           -----------                    -----
                                          of the actual dollar increase in the
                                          Taxable Wage Base for each subsequent
                                          year
                           (c)      [   ] $
                                           -----------

                  NOTE: (b) and (c) above must not include an amount in excess of the Taxable Wage Base.

                           The Taxable Wage Base means the maximum amount of earnings which may be considered wages for Social Security purposes under Section 3121(a)(1) of the Code for each calendar year.

                  NOTE: A minimum contribution may need to be provided to each Non-Key employee as required by Section 11.2.

                  (2)      The Integration Percentage is       %
                                                         ------

                  NOTE: If the Integration level is the Taxable Wage Base, the maximum integration percentage is 5.7% (or the rate of tax under Code Section 3111(a) attributable to old age insurance, if greater). If the Integration Level is below the Taxable Wage Base, the maximum integration percentage is: 5.4% if the Integration Level is more than 80% but less than 100% of the Taxable Wage Base; 4.3% if the Integration Level is above $10,000 (or 1/5 of the Taxable Wage Base, if greater) but not more than 80% of the Taxable Wage Base; and 5.7% (or the rate of tax under Code Section 3111(a) attributable to old age insurance, if greater) if the Integration Level is at or below $10,000 (or 1/5 of the Taxable Wage Base, if greater).

8.       ELIGIBILITY FOR ALLOCATION (Section 6.2) (complete a and b and note c):

         (a) A Participant must complete the following Hours of Service during the Plan Year in order to share in the Participating Employer Discretionary Contribution (or forfeitures) for such Plan Year (elect one):

                  (1)      [ X ]  1,000 or more Hours of Service for Plan
                                  Years beginning before January 1, 1990, and more than 500 Hours of Service for Plan Years beginning on or after January 1, 1990.

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                  (2)      [   ]  more than 500 Hours of Service.
                  (3)      [   ]  1 or more Hours of Service.

         (b) A Participant whose employment is terminated before the end of the Plan Year but after completion of the number of hours specified in (a) above shall (elect 1 or 2):

                  (1)      [   ]  not share in the Employer Discretionary
                                  Contribution (or forfeitures) for such Plan
                                  Years beginning before January 1, 1990, but share for all subsequent years.
                  (2)      [ X ]  share in the Employer Discretionary
                                  Contribution (or forfeitures) for such Plan
                                  Year.

         (c) A Participant who is employed on the last day of the Plan Year beginning on or after January 1, 1990 must receive an allocation for such Plan Year providing the Participant completed 500 or less Hours of Service during the Plan Year.

9. QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Section 2.37A) (complete a, b and c):

         (a)      Qualified Non-Elective Contributions shall (elect 1 or 2):

                  (1)      [   ]    be permitted. Such contributions shall
                                    be made at the discretion of the
                                    Participating Employer and allocated on the basis of the ratio in which a Participant's
                                    Compensation bears to the total compensation for all participants who are (elect (i) or (ii)):

                           (i)      [   ] Eligible Non-Highly Compensated
                                          Employees who (elect one):

                                            [   ]  completed the requirements of
                                                   Section 8 above.
                                            [   ]  completed more than
                                                                       -----
                                                   Hours of Service (insert 500
                                                   or less) during the Plan Year
                                                   and (complete one) [  ] were
                                            [   ]  regardless of whether
                                                   employed on the last day of
                                                   the Plan Year.
                           (ii)     [   ] Eligible Employees who (elect one):
                                            [   ]  completed the requirements in
                                                   Section 8 above.
                                            [   ]  completed more than
                                                                       -----
                                                   Hours of Service (insert 500
                                                   or less) during the Plan Year
                                                   and (complete one) [   ] were
                                            [   ]  regardless of whether
                                                   employed on the last day of
                                                   the Plan Year.

                  (2)      [ X ]  not be permitted.

         (b) Qualified Non-Elective Contributions shall be taken into account as (elect one):

                  (1)      [   ]  Salary Deferral Contributions for the purpose
                                  of calculating the Actual Deferral Percentage discrimination test.

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                  (2)      [   ]  Matching Contributions for the purpose of
                                  calculating the Average Contribution
                                  Percentage discrimination test.
                  (3)      [   ]  Salary Deferral Contributions to the extent
                                  deemed necessary to satisfy the Actual
                                  Deferral Percentage discrimination test. Any remaining contributions shall be treated as Matching Contributions for the purpose of calculating the Average Contribution
                                  Percentage discrimination test.

10.      MATCHING CONTRIBUTION (Section 2.23A) If the Employer has elected in
         Exhibit 3 to provide for Matching Contributions and if Exhibit 5 provides that the Employer Matching subaccount shall be 100% immediately vested, please complete the following otherwise check "not applicable" in (c) below) (elect one):

         Matching Contributions which are 100% vested when made shall be taken into account as (elect a, b, or c):

         (a)      [   ]  Salary Deferral Contributions for the purpose of
                         calculating the Actual Deferral Percentage
                         discrimination test.
         (b)      [   ]  Matching Contributions for the purpose of calculating
                         the Average Contribution Percentage discrimination test.
         (c)      [ X ]  not applicable.

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                             EXHIBIT 4 - INVESTMENTS

1. INVESTMENTS (Article VIII) All assets of the Plan shall be invested by the Trustee, except that (elect a, b, c, or d and complete (e) and (f)):


         (a)      [   ]  No exceptions

         (b)      [   ]  The Employer shall direct the Trustee in selecting

                  (1)    [   ]  all subaccounts
                  (2)    [   ]  the following subaccounts:

                                    -------------------------------------

         (c)      [ X ]  The Participant shall direct, from eligible investments specified by the Plan Administrator, the Trustee in selecting
                  (1)    [ X ]  all subaccounts
                  (2)    [   ]  the following subaccounts:
                                                          ---------------------

         (d)      [   ]  The Employer shall appoint an Investment Manager to
                         direct the Trustee in selecting
                  (1)    [   ]  all subaccounts
                  (2)    [   ]  the following subaccounts:
                                                          ---------------------

                  Name:
                        -------------------------------------------------------

                  Address:
                           ----------------------------------------------------

                  -------------------------------------------------------------

                  Telephone Number:   (      )               -
                                    -------------------------------------------

         (e) The entity or individual selected above may change, subject to the rules of an Insurer or other investing institution, its investment election with respect to investments in its Account (elect one):

                  (1)      [   ]  at any time
                  (2)      [ X ]  no more frequently than once every 3 months
                  (3)      [   ]  no more frequently than once every 12 months
                  (4)      [   ]  Other:
                                          -------------------------------------
                                                   (at least annually)

         (f) The entity or individual selected above may change, subject to the rules of an Insurer or other investing institution, its investment election with respect to investments of future contributions (elect one):

                  (1)      [   ]  at any time
                  (2)      [ X ]  no more frequently than once every 3 months
                  (3)      [   ]  no more frequently than once every 12 months

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                  (4)      [   ]  Other:
                                        --------------------------------------
                                               (at least annually)

2.       COMMON DUE DATE (Section 2.9) (elect a or b): N/A

         (a)      [   ]  The       day of the month of                 in each
                             -----                     ---------------
                         year.

         (b)      [   ]  The following dates:
                                              ---------------------------------

         NOTE: "N/A" should be placed in 2 above if Insurance Contracts are not offered as an investment option under the Plan.

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                     EXHIBIT 5 - BENEFITS AND DISTRIBUTIONS

1. VESTING SCHEDULE (Section 10.1) (complete one box below) A Participant's vested interest in his Employer Matching subaccount, if any, and his Employer Discretionary subaccount and Insurance Policies, if any, shall be determined by the following schedule (elect one):


               Years of              (a)            (b)            (c)         (d)
            Vesting Service          [ ]            [ ]           [ X ]        [ ]
         --------------------   -------------   ------------   -----------   ---------

                0                   100%               0%           0%         ______
                1                                      0            0          ______
                2                                      0           20          ______
                3                                    100           40          ______
                4                                                  60          ______
                5                                                  80          ______
                6                                                 100          ______

         NOTE: "(d)" above shall provide a vesting percentage for all year of service equal to or exceeding (a), (b), or (c) above.

2. VESTING COMPUTATION PERIOD (Section 2.49) The 12 consecutive month period ending on the 31 day of December in each year.
                              --        --------

         NOTE:    The Vesting Computation Period shall coincide with the Plan
                  Year.

3. VESTING SERVICE (Section 2.50) One year of Vesting Service shall be credited to a Participant for each Vesting Computation Period during which he completes at least 1,000 (not to exceed 1,000) Hours of
                                     -----
         Service, beginning on his Employment Date or Re-employment Date, subject to the exclusions elected in Section 4.

4. EXCLUDED YEARS OF VESTING SERVICE (Section 2.50): In addition to years of Vesting Service excluded by the Break In Service rules, the following years of Vesting Service shall be excluded in determining a Participant's vested interest (elect a or b):

         (a)      [ X ]    No Vesting Service shall be excluded.

         (b)      [   ]    The following years of Vesting Service shall be
                           excluded (elect any that are applicable):

                  (1)      [   ]  years of Vesting Service completed before the
                                  year in which the Participant attains age 18.
                  (2)      [   ]  years of Vesting Service completed before the
                                  Effective Date of the Plan.

4A.      ELAPSED TIME (Section 2.21):

         [   ] Check here if the elapsed time provisions of Section 2,21 are to apply. If checked, Sections 2, 3 and 4 above are not applicable.

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5. NORMAL RETIREMENT AGE (Section 2.27) A Participant's Normal Retirement Age will be the day he (elect a or b):

         (a)   [   ]  attains age _____ (not more than 65).
         (b)   [ X ]  attains the later of age 65 (not more than 65) or the
                                               --
                      5 th (insert 5 or less)
                      --
                      anniversary of his participation commencement date.

         Participation commencement date is the first day of the Plan Year in which the Participant began participating in the Plan.

6.       EARLY RETIREMENT (Section 10.5): (elect a or b):

         (a)   [ X ]  A Participant who has attained 55 and who is credited with
                                                     --
                      10 years of Vesting Service may retire on his Early
                      --
                      Retirement Date. A Participant's Account (elect (1) or
                      (2)):
                  (1) [   ]  shall, if not previously 100% vested, be 100%
                             vested upon attainment of his Early Retirement Age.
                  (2) [ X ]  shall be subject to the vesting schedule in
                             Exhibit 5.

         (b)   [   ]  Early retirement is not provided.

7.       AGE 59 1/2 (Section 10.10) Age 59 1/2 distributions (elect a or b):

         (a)      [ X ]  are permitted.
         (b)      [   ]  are not permitted.

8.       HARDSHIP (Section 10.11) Hardship distributions (elect a or b):

         (a)      [ X ]  are permitted.
         (b)      [   ]  are not permitted.

9.       COMMENCEMENT OF BENEFITS (Section 10.12): Subject to the requirement of
         Section 10.18, a Participant who terminates his employment with his participating Employer may receive a distribution with his Participating Employer may receive a distribution of his Accrued Benefit (elect a, b, or c):

         (a)      [ X ]  within a reasonable time after termination of
                         employment.
         (b)      [   ]  after the Participant has incurred, within an
                         Eligibility Computation Period, a Break In Service.
         (c)      [   ]  only upon attainment of the Participant's Normal
                         Retirement Date, or if selected, Early Retirement Date or age 59 1/2.

10. LOANS TO PARTICIPANTS (Section 10.17) Loans to Participants are (elect a or b):

         (a)      [ X ]  permitted and (complete one of the following
                         boxes) [   ] are considered a general investment of
                         the Trust Fund [   ] are considered an investment of
                         the Participant's Account.
         (b)      [   ]  not permitted.


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11. OPTIONAL FORMS OF BENEFITS (Section 10.23) In addition to the lump sum normal form of benefit, and, if required to be provided under the Plan, a Qualified Joint and Survivor Annuity, the following option forms of benefits shall be provided (elect any that are applicable):

         (a)    [   ]  Straight Life Annuity

         (b)    [   ]  Life Annuity - Ten Years Certain

         (c)    [   ]  Joint and Survivor Annuity

         (d)    [   ]  Ten Year Certain Fixed Payments

         (e)    [   ]  Life Annuity - Twenty Year Certain

         (f)    [   ]  Other:
                             -------------------------------------------------

         (g)    [   ]  Other:
                             -------------------------------------------------

         NOTE:         [ X ]   Check here if a lump sum normal form of benefit
                               will be the only form of benefit offered under this Plan ((a) through (g) must not be completed), and the Qualified Pre-Retirement
                               Survivor Annuity and Qualified Joint and Survivor
                               Annuity provisions will not be applicable
                               (Section 10.20).

         NOTE: If this is an amendment and restatement of a prior plan, the "other" line may be used to preserve an optional form of benefit not currently offered by Nationwide. In addition, an additional optional form of benefit may be specified in the "other" line above only if such form of benefit does not discriminate in favor of any Highly Compensated Employee.

12. CASH OUT DISTRIBUTIONS (Section 10.15) Upon termination of service, a Participant's vested Accrued Benefit of $3,500 or less will (elect a or b):

         (a)   [ X ]  be immediately distributed to the Participant.

         (b)   [   ]  not be distributed to the Participant without his consent.

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                         EXHIBIT 6 - PLAN ADMINISTRATOR

1. PLAN ADMINISTRATOR (Section 12.1) The Plan Administrator shall be (elect a, b, c, or d):

         (a)    [ X ]  the Employer.

         (b)    [   ]  the Trustee.

         (c)    [   ]  a committee consisting of at least three persons
                       appointed from time to time by the Board of Directors of the Employer to serve without compensation at the pleasure of the board. Any person appointed a member of such committee shall signify his acceptance of administrative responsibility by filing written acceptance with the board and with the committee. Any member of the committee may resign by delivering his written resignation to the board and the Secretary of the committee, and such resignation shall become effective on some specified future date not less than 30 days after receipt of such resignation by the board.

                       The committee may authorize one or more of its member to execute or deliver any instrument or make any payment on its behalf.

                       A majority of the members of the committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other matters coming before the committee may be acted upon by the members of the committee present at any meeting or without a meeting by an instrument in writing signed by a majority of the members of the committee. In the event any such vote ends in a deadlock, the board shall cast the deciding vote.

         (d)    [   ]  (Specify by name, title, or other description):
                                                                       --------

                       --------------------------------------------------------

                       --------------------------------------------------------



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                     EXHIBIT 7 - LIMITATIONS ON ALLOCATIONS

1. OTHER QUALIFIED PLANS (Sections 7.3 and 7.4) If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant, you must compete this section. The Employer must also complete this Section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan. (complete a and b):

         (a) The Employer must complete this Section if a Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan. (Complete 1, 2, or 3):

                  (1)    [   ]  The provisions of Section 7.2 will apply, as if
                                the other plan was a Master or Prototype Plan.
                  (2)    [   ]  (Provide the method under which the plans will
                                limit total Annual Additions to the Maximum
                                Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes
                                Employer discretion.)

                         -----------------------------------------------------

                         -----------------------------------------------------

                  (3)    [ X ]  not applicable.

         (b) If the Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer (complete 1, 2, or 3):

                  (1)    [   ]  In any Limitation Year, the Annual Additions
                                credited to the participant under this Plan may
                                not cause the sum of the Defined Benefit Plan
                                Fraction and the Defined Contribution Plan
                                Fraction to exceed 1.0.  If the Participating
                                Employer contributions that would otherwise be
                                allocated to the Participant's Account during
                                such year would case the 1.0 limitations to be
                                exceeded, the allocation will be reduced so that
                                the sum of the fractions equals 1.0.  Any
                                contributions not allocated because of the
                                preceding sentence will be allocated to the
                                remaining Participants under the allocation
                                formula under the plan.  If the 1.0 limitation
                                is exceeded because of an Excess Amount, such
                                Excess Amount will be reduced in accordance with
                                Section 7.1(d).
                  (2)    [   ]  (Provide the method under which the plan
                                involved will satisfy the 1.0 limitation in A manner that precludes Employer discretion.)

                         ------------------------------------------------------

                         ------------------------------------------------------

                  (3)    [ X ]  not applicable.


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                        EXHIBIT 8 - TOP-HEAVY PROVISIONS

If this Plan covers employees under a collective bargaining agreement that meets the requirements of Code Section 416(i)(4), please check not applicable in all Section below.

1. PARTICIPATING EMPLOYER MAINTAINING A DEFINED CONTRIBUTION PLAN IN ADDITION TO THIS PLAN (Section 11.3) For any Plan Year in which the Plan is top-heavy, each Participating Employer (elect a, b, or c):

         (a)      [   ]  shall contribute to this Plan an amount, which when
                         added to a Non-Key Employee's Employer Contribution and forfeiture, will equal 3% of his Compensation (or such lesser amount as provided in Section 11.3).

         (b)      [   ]  shall satisfy the Section 11.3 required contribution by making a contribution to the other defined contribution plan for a Non-Key Employee covered by both plan.

         (c)      [ X ]  not applicable.

2. VESTING SCHEDULE FOR PLAN IN TOP-HEAVY STATUS (Section 11.5): A Participant's vested interest in his Employer Matching and Employer Discretionary subaccounts, if any, and in any Insurance Policies shall be determined by the Vesting Schedule elected in Exhibit 5.

         The Vesting Computation Period and the Hours of Service required for Vesting Service shall have the same meaning in this Exhibit as that specified in Exhibit 5.

3. PARTICIPATING EMPLOYER MAINTAINING A DEFINED BENEFIT PLAN IN ADDITION TO THIS PLAN (Section 11.4) For any Plan Year in which the Plan is top-heavy, each Participating Employer (elect a, b, or c):

         (a)      [   ]  shall contribute to this Plan, for a Non-Key Employee
                         covered by both plans, an amount, which when added to a Non-Key Employee's Employer contribution and forfeiture, will equal 5% of his Compensation.

         (b)      [   ]  shall, in the defined plan, for a Non-Key Employee
                         covered by both plans, provide a 2% accrual per year of service to each Non-Key Employee as required by Code Regulation 1.416-1(m)(2).

         (c)      [ X ]  not applicable.

4. PARTICIPATING EMPLOYER MAINTAINING A DEFINED BENEFIT PLAN IN ADDITION TO THIS PLAN - EXTRA TOP-HEAVY CONTRIBUTION/BENEFIT (Sections 11.4 and 11.6): For each Plan Year in which the Plan is top-heavy and the Top-Heavy Ratio is 90% or less, each Participating Employer
         (elect a, b, c, or d):



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         (a)      [   ]  shall contribute to this Plan, for a Non-Key Employee
                         covered by both plans, an amount, which when added to a Non-Key Employee's Employer contribution and forfeiture, will equal 7 1/2% of his Compensation.

         (b)      [   ]  shall, in the defined plan, for a Non-Key Employee
                         covered by both plans, provide a 3% accrual per year of service to each Non-Key Employee as required by Code
                         Regulation 1.416-1(m)(14).

         (c)      [   ]  will not make any additional minimum contribution or
                         accrual.

         (d)      [ X ]  not applicable.

         NOTE: By selecting (a) or (b), the Employer is expanding the maximum amount that can be contributed and/or accrued under Section 7.5 for an Employee who is a Participant in both a defined contribution and defined benefit plan which are maintained (or previously maintained) by the Employer.

5. PRESENT VALUE (Section 11.7): For purposes of computing Present Value, the following will be used (complete a or b):

         (a)      Interest Rate _____%

                  Mortality Table ______________________________________

                  Valuation Date ______________________________________

         (b)      [ X ]    not applicable.

                  NOTE: This Section only applies if the Participating Employer is currently maintaining, or has previously maintained a defined benefit plan.

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                                      -18-

                                    EXECUTION

CAUTION: THE FAILURE TO PROPERLY COMPETE THIS ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF THE PLAN.

The Employer hereby adopts this Plan and Trust, subject only to acceptance by the Trustee. The Employer, by executing this document, acknowledges that it has read this Plan and Trust, that it has consulted legal counsel to the extent deemed necessary, and that it releases Nationwide from any liability resulting from adoption of the Plan and Trust. However, subject to Section 8.1, Nationwide Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

                               IRS OPINION LETTER

An Employer who has ever maintained or who later adopts any plan (including, after December 31, 1985, a welfare benefit fund, as defined in Section 419(e) of the Code, which provides for post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3) or an individual medical account, as defined in Section 415(1)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this plan is qualified under Code Section 401. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his plan(s) are qualified, application for a determination letter should be made to the appropriate IRS Key District Director Office.



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                                      -19-

This Adoption Agreement may be used only in conjunction with basic plan document number 05.

                                      EMPLOYER

                                      Long Island Commercial Bank
                                      ------------------------------
                                      (Name of Employer)


Date:       12/27/95                  By: /s/ Douglas C. Manditch
     -------------------------            -------------------------------------
                                          Douglas C. Manditch
                                          President and Chief Operating Officer

TRUSTEE(S)
------------------------------

------------------------------

------------------------------




(All Trustee(s) must sign)

Date:       12/27/95                  By: /s/ Douglas C. Manditch
     -------------------------            -------------------------------------
                                          Douglas C. Manditch
                                          President and Chief Operating Officer

                                      By: /s/ Thomas Buonaiuto
                                          -------------------------------------
                                          Thomas Buonaiuto

PARTICIPATING EMPLOYER(S)

                                          -------------------------------------
                                          Name of Employer(s)


Date:
     -------------------------            -------------------------------------
                                          (Signature(s))



AFFILIATED EMPLOYER(S)
                                          -------------------------------------
                                          Name of Employer(s)


Date:
     -------------------------            -------------------------------------
                                          (No signature is required)

                            PLAN AND TRUST DOCUMENTS

                              CERTIFIED RESOLUTION

                           LONG ISLAND COMMERCIAL BANK
                           ---------------------------

I, Thomas Buonaiuto, certify that at a meeting of the Board of Directors, of Long Island Commercial Bank, on October 24, 2001, at 4:00 P.M. the following resolution was unanimously adopted:

                                ADOPTION OF PLAN

RESOLVED, that the Corporation adopt the Long Island Commercial Bank 401(k) Plan
                                         ---------------------------------------
(hereinafter referred to as the "Plan"), effective October 1, 2001 with a
                                                   ---------------
previous effective date of January 1, 1996, for the exclusive benefit of its
                           ---------------
employees;

RESOLVED, that the Corporation create a Trust for the purpose of carrying out such Plan;

RESOLVED, that any designated officer of the Corporation is hereby authorized and directed to duly execute said Plan and Trust, copies of which shall be inserted in the minute book of this Corporation;

RESOLVED, that any designated officer of this Corporation is hereby authorized and directed to take such action as shall be necessary to secure a ruling from the Internal Revenue Service that said Plan and Trust are qualified under the Internal Revenue Code, and to take such other action as shall be deemed appropriate and necessary to put said Plan into operation;

              REMOVAL OF TRUSTEE & APPOINTMENT OF SUCCESSOR TRUSTEE

WHEREAS, the Company has reserved the right in Article X to remove a current Trustee and appoint a successor Trustee.

NOW THEREFORE BE IT RESOLVED: that Douglas C. Manditch and Tom Buonaiuto be and
                                   -------------------     -------------
hereby are removed as Trustees of said Plan.

FURTHER RESOLVED: That a copy of this executed action delivered to Douglas C.
                                                                   ----------
Manditch and Tom Buonaiuto shall serve as the notice required for the removal of
--------     -------------
a Trustee as mandated by Article X of the related trust of the Plan.

FURTHER RESOLVED: that CNA TRUST Company is appointed Successor Trustee of the Plan effective as of the day the Trustee accepts such appointment by executing an Acceptance of Successor Trustee;

                     APPOINTMENT OF ADVISORY PLAN COMMITTEE

WHEREAS, the Corporation desires to appoint an Advisory Plan Committee to be responsible for the day-to-day operation of the Plan and Trust;

RESOLVED, that the Corporation appoint the following named person(s) to constitute the Advisory Plan Committee, which will be empowered to exercise all powers and to fulfill all responsibilities provided for by federal regulations.

RESOLVED, the Advisory Plan Committee shall have all functions of the role of Plan Administrator as described in the Plan.



                      /s/ Douglas C. Manditch
                      -------------------------------------------------------
                      Douglas C. Manditch



                      /s/ Thomas Buonaiuto
                      --------------------------------------------------------
                      Thomas Buonaiuto



                      /s/ James Speranza
                      --------------------------------------------------------
                      James Speranza

RESOLVED, that after a majority vote by the Advisory Plan Committee, any ONE
                                                                         ---
Advisory Plan Committee member(s) may communicate decisions to the Trustee and the Trustee shall be entitled to act and rely on any such direction of authorization.

IN WITNESS WHEREOF, the undersigned has executed this resolution this 29th day of October 2001.



                      /s/ Thomas Buonaiuto
                      --------------------------------------------------------
                      Thomas Buonaiuto
                      Secretary

                     LONG ISLAND COMMERCIAL BANK 401(K) PLAN

                            ADOPTION AGREEMENT # 004
               NONSTANDARDIZED CODE ss.401(k) PROFIT SHARING PLAN

         The undersigned, Long Island Commercial Bank ("Employer"), by executing
                `         ---------------------------
this Adoption Agreement, elects to become a participating Employer in the California Central Trust Bank sponsored Defined Contribution Master Plan (basic
---------------------------------------
plan document #01) by adopting the accompanying Plan and Trust in full as if
              ---
the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Master Plan.

                                    ARTICLE I
                                   DEFINITIONS

         1.02     TRUSTEE. The Trustee executing this Adoption Agreement is:
                  -------
(Choose (a) or (b))

[N/A]    (a)      A discretionary Trustee. See Section 10.03 [A] of the Plan.

[X]      (b)      A nondiscretionary Trustee. See Section 10.03[B] of the Plan.
         [NOTE: THE EMPLOYER MAY NOT ELECT OPTION (B) IF A CUSTODIAN EXECUTES THE ADOPTION AGREEMENT.]

         1.03     PLAN. The name of the Plan as adopted by the Employer is Long
                  ----                                                     ----
Island Commercial Bank 401(k) Plan.
----------------------------------

         1.07     EMPLOYEE. The following Employees are not eligible to
                  --------
participate in the Plan:  (CHOOSE (A) OR AT LEAST ONE OF (B) THROUGH (G))

[N/A]    (a)      No exclusions.

[X] (b) Collective bargaining employees (as defined in Section 1.07 of the Plan). [NOTE: IF THE EMPLOYER EXCLUDES UNION EMPLOYEES FROM THE PLAN, THE EMPLOYER MUST BE ABLE TO PROVIDE EVIDENCE THAT RETIREMENT BENEFITS WERE THE SUBJECT OF GOOD FAITH BARGAINING.]

[X] (c) Nonresident aliens who do not receive any earned income (as defined in Code ss.911(d)(2)) from the Employer which constitutes United States source income (as defined in Code ss.861(a)(3)).

[n/a]    (d)      Commission Salesmen.

[n/a]    (e)      Any Employee compensated on a salaried basis.

[n/a]    (f)      Any Employee compensated on an hourly basis.

[n/a]    (g)      (Specify)                 .
                            ----------------

LEASED EMPLOYEES. Any Leased Employee treated as an Employee under Section 1.31 of the Plan, is: (Choose (h) or (i))

[X]      (h)      Not eligible to participate in the Plan.

[N/A]    (i)      Eligible to participate in the Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement
         Section 1.07.

RELATED EMPLOYERS. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07. In addition: (CHOOSE (J) OR (K))

[X]      (j)      No other related group member's Employees are eligible to
         Participate in the Plan.

[N/A]    (k)      The following nonparticipating related group member's
         employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption
         Agreement Section 1.07:   .
                                 --

         1.12     COMPENSATION.
                  ------------

TREATMENT OF ELECTIVE CONTRIBUTIONS. (CHOOSE (A) OR (B))

[X]      (a)      "Compensation" includes elective contributions made by the
         Employer on the Employee's behalf.

[N/A]    (b)      "Compensation" does not include elective contributions.

MODIFICATIONS TO COMPENSATION DEFINITION. (CHOOSE (C) OR AT LEAST ONE OF (D) THROUGH (J))

[X]      (c)      No modifications other than as elected under Options (a)
         or (b).

[N/A]    (d)      The Plan excludes Compensation in excess of $    .
                                                               ----

[N/A]    (e)      In lieu of the definition in Section 1.12 of the Plan,
         Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption Agreement Section 1.12.

[N/A]    (f)      The Plan excludes bonuses.

[N/A]    (g)      The Plan excludes overtime.

[N/A]    (h)      The Plan excludes Commissions.

[N/A]    (i)      Compensation will not include Compensation from a related
         employer (as defined in Section 1.30 of the Plan) that has not executed a Participation Agreement in this Plan unless, pursuant to Adoption Agreement Section 1.07, the Employees of that related employer are eligible to participate in this Plan.

[N/A]    (j)      (Specify)     .
                            ----

If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article III, any election of Options (f), (g),
(h) or (j) is ineffective for such Plan Year with respect to any Nonhighly Compensated Employee.

SPECIAL DEFINITION FOR MATCHING CONTRIBUTIONS. "Compensation" for purposes of any matching contribution formula under Article III means: (CHOOSE (K) OR (L) ONLY IF APPLICABLE)

[X]      (k)      Compensation as defined in this Adoption Agreement
         Section 1.12.

[N/A]    (1)      (Specify)     .
                            ----

SPECIAL DEFINITION FOR SALARY REDUCTION CONTRIBUTIONS. An Employee's salary reduction agreement applies to his Compensation determined prior to the reduction authorized by that salary reduction agreement, with the following exceptions: (CHOOSE (M) OR AT LEAST ONE OF (N) OR (O), IF APPLICABLE)

[X]      (m)      No exceptions.

[N/A]    (n)      If the Employee makes elective contributions to another plan maintained by the Employer, the Advisory Committee will determine the amount of the Employee's salary reduction contribution for the withholding period: (CHOOSE (1) OR (2))

         [N/A]    (1)      After the reduction for such period of elective
                           contributions to the other plan(s).

         [N/A]    (2)      Prior to the reduction for such period of elective
                           contributions to the other plan(s).

         [N/A]    (o)      (Specify)                         .
                                     ------------------------

         1.17     PLAN YEAR/LIMITATION YEAR.
                  --------------------------

PLAN YEAR. Plan Year means: (CHOOSE (A) OR (B))

[X] (a) The 12 consecutive month period ending every December 31.
                                                     -----------

[N/A]    (b)      (Specify)          .
                            ---------

LIMITATION YEAR.  The Limitation Year is: (CHOOSE (C) OR (D))

[X]      (c)      The Plan Year.

[N/A]    (d)      The 12 consecutive month period ending every       .
                                                               ------

         1.18     EFFECTIVE DATE.
                  ---------------

NEW PLAN. The "Effective Date" of the Plan is     .
                                              ----

RESTATED PLAN. The restated Effective Date is October 1, 2001.
                                              ---------------
This Plan is a substitution and amendment of an existing retirement plan(s) originally established January 1, 1996.
                       ---------------
[NOTE. SEE THE EFFECTIVE DATE ADDENDUM.]

         1.27     HOUR OF SERVICE. The crediting method for Hours of Service is:
                  ---------------
(CHOOSE (A) OR (B))

[X]      (a)      The actual method.

[N/A]    (b)      The      equivalency method, except:
                      ----

         [N/A]    (1)      No exceptions.

         [N/A]    (2)      The actual method applies for purposes of: (Choose at
                           least one)

                  [N/A]    (a)      Participation under Article II.

                  [N/A]    (b)      Vesting under Article V.

                  [N/A]    (c)      Accrual of benefits under Section 3.06.

[NOTE: ON THE BLANK LINE, INSERT "DAILY," "WEEKLY, "SEMI-MONTHLY PAYROLL PERIODS" OR "MONTHLY."]

         1.29     SERVICE FOR PREDECESSOR EMPLOYER. In addition to the
                  --------------------------------
predecessor service the Plan must credit by reason of Section 1.29 of the Plan,
the Plan credits Service with the following predecessor employer(s):   N/A.
                                                                       ---
Service with the designated predecessor employer(s) applies: (CHOOSE AT LEAST ONE OF (A) OR (B); (C) IS AVAILABLE ONLY IN ADDITION TO (A) OR (B))

[N/A]    (a)      For purposes of participation under Article II.

[N/A]    (b)      For purposes of vesting under Article V.

[N/A]    (c)      Except the following Service:      .
                                                -----

[NOTE: IF THE PLAN DOES NOT CREDIT ANY PREDECESSOR SERVICE UNDER THIS PROVISION, INSERT "N/A" IN THE FIRST BLANK LINE. THE EMPLOYER MAY ATTACH A SCHEDULE TO THIS ADOPTION AGREEMENT, IN THE SAME FORMAT AS THIS SECTION 1.29, DESIGNATING ADDITIONAL PREDECESSOR EMPLOYERS AND THE APPLICABLE SERVICE CREDITING ELECTIONS.]

         1.31     LEASED EMPLOYEES. If a Leased Employee is a Participant in the
                  ----------------
Plan and also participates in a plan maintained by the leasing organization:
(CHOOSE (A) OR (B))

[N/A]    (a)      The Advisory Committee will determine the Leased Employee's allocation of Employer contributions under Article III without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.

[N/A]    (b)      The Advisory Committee will reduce the Leased Employee's
         allocation of Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

         [N/A]    (1)      Must be a money purchase plan which would satisfy the
                  definition under Section 1.31 of a safe harbor plan, irrespective of whether the safe harbor exception applies.

         [N/A]    (2)      Must satisfy the features and, if a defined benefit
                  plan, the method of reduction described in an addendum to this Adoption Agreement, numbered 1.31.

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

         2.01     ELIGIBILITY.
                  -----------

ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (CHOOSE (A) OR (B) OR BOTH; (C) IS OPTIONAL AS AN ADDITIONAL ELECTION)

[X]      (a)      Attainment of age 21 (SPECIFY AGE, NOT EXCEEDING 21).
                                    --

[X]      (b)      Service requirement. (Choose one of (1) through (3))

         [X]      (1)      One Year of Service.

         [N/A]    (2)           months (not exceeding 12) following the
                           ----
                  Employee's Employment Commencement Date.

         [N/A]    (3)      One Hour of Service.

[N/A]    (c)      Special requirements for non-401 (k) portion of plan. (MAKE
ELECTIONS UNDER (1) AND UNDER (2))

         (1)      The requirements of this Option (c) apply to participation in:
         (CHOOSE AT LEAST ONE OF (A) THROUGH (C))

         [N/A]    (a)      The allocation of Employer nonelective contributions
                  and Participant forfeitures.

         [N/A]    (b)      The allocation of Employer matching contributions
                  (including forfeitures allocated as matching contributions).

         [N/A]    (c)      The allocation of Employer qualified nonelective
                  contributions.

         (2) For participation in the allocations described in (1), the eligibility conditions are: (CHOOSE AT LEAST ONE OF (A) THROUGH (D))

         [N/A]    (a)               (one or two) Year(s) of Service, without an
                           --------
                  intervening Break in Service (as described in Section 2.03(A) of the Plan) if the requirement is two Years of Service.

         [N/A]    (b)                  months (not exceeding 24) following the
                           -----------
                  Employee's Employment Commencement Date.

         [N/A]    (c)      One Hour of Service.

         [N/A]    (d)      Attainment of age         (SPECIFY AGE, NOT
                                             -------
                  EXCEEDING 21).

PLAN ENTRY DATE. "Plan Entry Date" means the Effective Date and: (CHOOSE (D),
(E) OR (F))

[N/A]    (d)      Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[N/A]    (e)      The first day of the Plan Year.

[X]       (f)     (SPECIFY ENTRY DATES) as of the first day of the Plan Quarter.
                                        ---------------------------------------

TIME OF PARTICIPATION. An Employee will become a Participant (and, if applicable, will participate in the allocations described in Option (c)(1)), unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (CHOOSE (G), (H) OR (I))

[X]      (g)      immediately following

[N/A]    (h)      immediately preceding

[N/A]    (i)      nearest

the date the Employee completes the eligibility conditions described in Options
(a) and (b) (or in Option (c)(2) if applicable) of this Adoption Agreement
Section 2.01. [NOTE: THE EMPLOYER MUST COORDINATE THE SELECTION OF (G), (H) OR
(I) WITH THE "PLAN ENTRY DATE" SELECTION IN (D), (E) OR (F). UNLESS OTHERWISE EXCLUDED UNDER SECTION 1.07, THE EMPLOYEE MUST BECOME A PARTICIPANT BY THE EARLIER OF (1) THE FIRST DAY OF THE PLAN YEAR BEGINNING AFTER THE DATE THE EMPLOYEE COMPLETES THE AGE AND SERVICE REQUIREMENTS OF CODE SS.410(A); OR (2) 6 MONTHS AFTER THE DATE THE EMPLOYEE COMPLETES THOSE REQUIREMENTS.]

DUAL ELIGIBILITY. The eligibility conditions of this Section 2.01 apply to:
(CHOOSE (J) OR (K))

[X]      (j)      All Employees of the Employer, except: (CHOOSE (1) OR (2))

         [X]      (1)      No exceptions.

         [N/A]    (2)      Employees who are Participants in the Plan as of the
                           Effective Date.

[N/A]    (k)      Solely to an Employee employed by the Employer after     . If
                                                                       ----
         the Employee was employed by the Employer on or before the specified date, the Employee will become a Participant: (CHOOSE (1), (2) OR (3))

[N/A]    (1)      On the latest of the Effective Date, his Employment
         Commencement Date or the date he attains age ___ (not to exceed 21).

[N/A]    (2)      Under the eligibility conditions in effect under the Plan
         prior to the restated Effective Date. If the restated Plan required more than one Year of Service to participate, the eligibility condition under this Option (2) for participation in the Code ss.401(k) arrangement under this Plan is one Year of Service for Plan Years beginning after December 31, 1988. [FOR RESTATED PLANS ONLY]

[N/A]    (3)      (SPECIFY)     .
                            ----

         2.02     YEAR OF SERVICE - PARTICIPATION.
                  --------------------------------

HOURS OF SERVICE.  An Employee must complete: (CHOOSE (A) OR (B))

[X]      (a)      1,000 Hours of Service

[N/A]    (b)            Hours of Service
                  -----

during an eligibility computation period to receive credit for a Year of Service. [NOTE: THE HOURS OF SERVICE REQUIREMENT MAY NOT EXCEED 1,000.]

ELIGIBILITY COMPUTATION PERIOD. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (CHOOSE (C) OR (D))

[N/A] (c) The 12 consecutive month period beginning with each anniversary of an Employee's Employment Commencement Date.

[X] (d) The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

         2.03     BREAK IN SERVICE - PARTICIPATION. The Break in Service rule
                  --------------------------------
described in Section 2.03(B) of the Plan: (CHOOSE (A) OR (B))

[X]      (a)      Does not apply to the Employer's Plan.

[N/A]    (b)      Applies to the Employer's Plan.

         2.06     ELECTION NOT TO PARTICIPATE. The Plan: (CHOOSE (A) OR (B))
                  ---------------------------

[X]      (a)      Does not permit an eligible Employee or a Participant to elect not to participate.

[N/A]    (b)      Does permit an eligible Employee or a Participant to elect not to participate in accordance with Section 2.06 and with the following rules: (COMPLETE (1), (2), (3) AND (4))

                  (1)      An election is effective for a Plan Year if filed no
                  later than          .
                             ---------

                  (2)      An election not to participate must be effective for
                  at least       Plan Year(s).
                           -----

                  (3) Following a re-election to participate, the Employee or Participant:

                  [N/A]    (a)      May not again elect not to participate for
                           any subsequent Plan Year.

                  [N/A]    (b) May again elect not to participate, but not
                           earlier than the       Plan Year following the Plan
                                            -----
                           Year in which the re-election first was effective.

                  (4)      (SPECIFY)                  [INSERT "N/A" IF NO OTHER
                                     ----------------
                           RULES APPLY].

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

         3.01     AMOUNT.
                  ------

PART 1. [OPTIONS (A) THROUGH (G)] AMOUNT OF EMPLOYER'S CONTRIBUTION. The Employer's annual contribution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this Section
3.01. (CHOOSE ANY COMBINATION OF (A), (B), (C) AND (D), OR CHOOSE (E))

[X]      (a)      DEFERRAL CONTRIBUTIONS (CODE SS.401(K) ARRANGEMENT). (CHOOSE
         (1) OR (2) OR BOTH)

         [X]      (1)      Salary reduction arrangement. The Employer must
                  contribute the amount by which the Participants have reduced their Compensation for the Plan Year, pursuant to their salary reduction agreements on file with the Advisory Committee. A reference in the Plan to salary reduction contributions is a reference to these amounts.

         [N/A] (2) Cash or deferred arrangement. The Employer will contribute on behalf of each Participant the portion of the Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section 14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.

[X]      (b)      MATCHING CONTRIBUTIONS. The Employer will make matching
         contributions in accordance with the formula(s) elected in Part II of this Adoption Agreement Section 3.01.

[X]      (c)      DESIGNATED QUALIFIED NONELECTIVE CONTRIBUTIONS. The Employer,
         in its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.

[X]      (d)      NONELECTIVE CONTRIBUTIONS. (Choose any combination of (1)
         through (4))

         [X] (1) Discretionary contribution. The amount (or additional amount) the Employer may from time to time deem advisable.

         [N/A]    (2)      The amount (or additional amount) the Employer may
                  from time to time deem advisable, separately determined for each of the following classifications of Participants:
                  (CHOOSE (A) OR (B))

                  [N/A]    (a)      Nonhighly Compensated Employees and Highly
                           Compensated Employees.

                  [N/A]    (b)      (SPECIFY CLASSIFICATIONS)      .
                                                              -----

                           Under this Option (2), the Advisory Committee will allocate the amount contributed for each Participant classification in accordance with Part II of Adoption Agreement Section 3.04, as if the Participants in that classification were the only Participants in the Plan.

         [N/A]    (3)      __% of the Compensation of all Participants under the
                  Plan, determined for the Employer's taxable year for which it makes the contribution. [NOTE: THE PERCENTAGE SELECTED MAY NOT EXCEED 15%.]

         [N/A]    (4)         % of Net Profits but not more than $    .
                           ---                                    ----

[N/A]    (e) FROZEN PLAN. This Plan is a frozen Plan effective       . The
                                                               ------
         Employer will not contribute to the Plan with respect to any period following the stated date.

Net Profits. The Employer: (CHOOSE (F) OR (G))

[X] (f) Need not have Net Profits to make its annual contribution under this Plan.

[N/A]    (g)      Must have current or accumulated Net Profits exceeding
         $         to make the following contributions: (CHOOSE AT LEAST ONE)
          --------

         [N/A]    (1)      Cash or deferred contributions described in
                  Option (a)(2).

         [N/A]    (2)      Matching contributions described in Option (b),
                  except:             .
                          ------------

         [N/A]    (3)      Qualified nonelective contributions described in
                  Option (c).

         [N/A]    (4)      Nonelective contributions described in Option (d).

The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits" specifically excludes N/A.
         ---
[NOTE: ENTER "N/A" IF NO EXCLUSIONS APPLY.]

If the Employer requires Net Profits for matching contributions and the Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will bear the same ratio as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.

PART II. [OPTIONS (H) THROUGH (J)] MATCHING CONTRIBUTION FORMULA. [NOTE: IF THE EMPLOYER ELECTED OPTION (B), COMPLETE OPTIONS (H), (I) AND (J).]

[X]      (h)      AMOUNT OF MATCHING CONTRIBUTIONS. For each Plan Year, the
         Employer's matching contribution is: (CHOOSE ANY COMBINATION OF (1),
         (2), (3), (4) AND (5))

         [N/A]    (1)      An amount equal to     % of each Participant's
                                              ----
                  eligible contributions for the Plan Year.

         [N/A]    (2)      An amount equal to         % of each Participant's
                                              --------
                  first tier of eligible contributions for the Plan Year, plus the following matching percentage(s) for the following
                  subsequent tiers of eligible contributions for the Plan Year:
                           .
                  ---------

         [X]      (3)      Discretionary formula.

                           [X] (i) An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's eligible contributions for the Plan Year.

                           [N/A] (ii) An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of each tier of the Participant's eligible contributions for the Plan Year.

         [N/A] (4) An amount equal to the following percentage of each Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:

       Number of Years of Service                  Matching Percentage
       --------------------------                  -------------------

                  ---                                   ---

                  ---                                   ---

                  ---                                   ---

                  ---                                   ---


         The Advisory Committee will apply this formula by determining Years of
Service as follows:       .
                    ------

         [N/A]    (5)      A Participant's matching contributions may not:
                  (CHOOSE (A) OR (B))

                  [N/A]    (a) Exceed                  .
                                      -----------------

                  [N/A]    (b) Be less than                    .
                                            -------------------

         RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. [NOTE: SEPARATE MATCHING CONTRIBUTION FORMULAS CREATE SEPARATE CURRENT BENEFIT STRUCTURES THAT MUST SATISFY THE MINIMUM PARTICIPATION TEST OF CODE SS.401(A)(26).]

[X]      (i)      DEFINITION OF ELIGIBLE CONTRIBUTIONS. Subject to the
         requirements of Option (j), the term "eligible contributions" means:
         (CHOOSE ANY COMBINATION OF (1) THROUGH (3))

         [X]      (1)      Salary reduction contributions.

         [N/A]    (2)      Cash or deferred contributions (including any part
                  of the Participant's proportionate share of the cash or deferred contribution which the Employer defers without the Participant's election).

         [N/A]    (3)      Participant mandatory contributions, as designated in
                  Adoption Agreement Section 4.01. See Section 14.04 of the
                  Plan.

[X]      (j)      AMOUNT OF ELIGIBLE CONTRIBUTIONS TAKEN INTO ACCOUNT. When
         determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply:
         (CHOOSE ANY COMBINATION OF (1) THROUGH (4))

         [N/A]    (1)      The Advisory Committee will take into account all
                  eligible contributions credited for the Plan Year.

         [X]      (2)      The Advisory Committee will disregard eligible
                  contributions exceeding an amount/Percentage of Compensation
                                          ------------------------------------
                  as declared by the Advisory Committee annually.
                  ----------------------------------------------

         [N/A]    (3) The Advisory Committee will treat as the first tier of
                  eligible contributions, an amount not exceeding:       .
                                                                   ------

                  The subsequent tiers of eligible contributions are:       .
                                                                      ------

         [N/A]    (4)      (SPECIFY)       .
                                     ------

PART III. [OPTIONS (K) AND (L)]. SPECIAL RULES FOR CODE SS.401(K) ARRANGEMENT. (CHOOSE (K) OR (L), OR BOTH, AS APPLICABLE)

[X]      (K)      SALARY REDUCTION AGREEMENTS. The following rules and
         restrictions apply to an Employee's salary reduction agreement: (MAKE A SELECTION UNDER (1), (2), (3) AND (4))

         (1) LIMITATION ON AMOUNT. The Employee's salary reduction contributions: (CHOOSE (A) OR AT LEAST ONE OF (B) OR (C))

         [X]      (a)      No maximum limitation other than as provided in the
                  Plan.

         [N/A]    (b)      May not exceed    % of Compensation for the Plan
                                          ---
                  Year, subject to the annual additions limitation described in
                  Part 2 of Article III and the 402(g) limitation described in
                  Section 14.07 of the Plan.

         [N/A]    (c)      Based on percentages of Compensation must equal at
                  least         .
                        --------

         (2) An Employee may revoke, on a prospective basis, a salary reduction agreement: (CHOOSE (A), (B), (C) OR (D))

         [N/A]    (a)      Once during any Plan Year but not later than
                             of the Plan Year.
                  ----------

         [N/A]    (b)      As of any Plan Entry Date.

         [N/A]    (c)      As of the first day of any month.

         [X]      (d)      (SPECIFY, BUT MUST BE AT LEAST ONCE PER PLAN YEAR)
                  any time prior to a payroll period.
                  ----------------------------------

         (3) An Employee who revokes his salary reduction agreement may file a new salary reduction agreement with an effective date: (CHOOSE
         (A), (B), (C) OR (D))

         [N/A]    (a)      No earlier than the first day of the next Plan Year.

         [X]      (b)      As of any subsequent Plan Entry Date.

         [N/A]    (c)      As of the first day of any month subsequent to the
                  month in which he revoked an Agreement.

         [N/A]    (d)      (SPECIFY, BUT MUST BE AT LEAST ONCE PER PLAN YEAR
                  FOLLOWING THE PLAN YEAR OF REVOCATION)       .
                                                         ------

         (4) A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount: (CHOOSE (A), (B), (C) OR (D))

         [N/A]    (a)      As of the beginning of each payroll period.

         [N/A]    (b)      As of the first day of each month.

         [X]      (c)      As of any Plan Entry Date.

         [N/A]    (d)      (SPECIFY, BUT MUST PERMIT AN INCREASE OR A DECREASE
                  AT LEAST ONCE PER PLAN YEAR)       .
                                               ------

[N/A]    (1)      CASH OR DEFERRED CONTRIBUTIONS. For each Plan Year for which the Employer makes a designated cash or deferred contribution, a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation described in Section 14.07 of the Plan) of his proportionate share of that cash or deferred contribution: (CHOOSE (1) OR (2))

         [N/A]    (1)      All or any portion.

         [N/A]    (2)         %.
                           ---

         3.04     CONTRIBUTION ALLOCATION. The Advisory Committee will allocate
                  -----------------------
deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section 14.06 and the elections under this Adoption Agreement Section 3.04.

PART 1. [OPTIONS (A) THROUGH (D)]. SPECIAL ACCOUNTING ELECTIONS. (Choose whichever elections are applicable to the Employer's Plan)

[X]      (a)      MATCHING CONTRIBUTIONS ACCOUNT. The Advisory Committee will allocate matching contributions to a Participant's: (CHOOSE (1) OR
         (2); (3) IS AVAILABLE ONLY IN ADDITION TO (1))

         [X]      (1)      Regular Matching Contributions Account.

         [N/A]    (2)      Qualified Matching Contributions Account.

         [N/A]    (3) Except, matching contributions under Option(s)         of
                                                                     -------
                  Adoption Agreement Section 3.01 are allocable to the Qualified
                  Matching Contributions Account.

[N/A]    (b)      SPECIAL ALLOCATION DATES FOR SALARY REDUCTION CONTRIBUTIONS.
         The Advisory Committee will allocate salary reduction contributions as of the Accounting Date and as of the following additional allocation
         dates:         .
                --------

[N/A]    (c)      SPECIAL ALLOCATION DATES FOR MATCHING CONTRIBUTIONS. The
         Advisory Committee will allocate matching contributions as of the Accounting Date and as of the following additional allocation
         dates:         .
                --------

[X]      (d)      DESIGNATED QUALIFIED NONELECTIVE CONTRIBUTIONS - DEFINITION
         OF PARTICIPANT. For purposes of allocating the designated qualified nonelective contribution, "Participant" means: (CHOOSE (1) OR (2))

         [N/A]    (1)      All Participants.

         [X]      (2)      Participants who are Nonhighly Compensated Employees
                  for the Plan Year.

         [N/A]    (3)      (SPECIFY)      .
                                     -----

PART II. METHOD OF ALLOCATION - NONELECTIVE CONTRIBUTION. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective contributions) to the Employer Contributions Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section 3.04. If the Employer elects Option (e)(2), Option (g)(2) or Option (h), for the first 3% of Compensation allocated to all Participants, "Compensation" does not include any exclusions elected under Adoption Agreement Section 1.12 (other than the exclusion of elective contributions), and the Advisory Committee must take into account the Participant's Compensation for the entire Plan Year. (CHOOSE AN ALLOCATION METHOD UNDER (E), (F), (G) OR (H); (I) IS MANDATORY IF THE EMPLOYER ELECTS (F), (G) OR (H); (J) IS OPTIONAL IN ADDITION TO ANY OTHER ELECTION.)

[X]      (e)      NONINTEGRATED ALLOCATION FORMULA. (CHOOSE (1) OR (2))

         [N/A] (1) The Advisory Committee will allocate the annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

         [X] (2) The Advisory Committee will allocate the annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of this Option (2), "Participant" means, in addition to a Participant who satisfies the requirements of Section
                  3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation will not exceed 3% of his Compensation for the Plan Year.

[N/A]    (f)      TWO-TIERED INTEGRATED ALLOCATION FORMULA - MAXIMUM DISPARITY.
         First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i).

         The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

 [N/A]   (g)      THREE-TIERED INTEGRATED ALLOCATION FORMULA. First, the
         Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation may not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i). Solely for purposes of the allocation in this first paragraph, "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year. (Choose (1) or (2))

         [N/A]    (1)      No other Participant.

         [N/A]    (2)      Any other Participant entitled to a top heavy minimum
                  allocation under Section 3.04(B), but such Participant's allocation under this Option (g) will not exceed 3% of his Compensation for the Plan Year.

         As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Excess Compensation, may not exceed the allocation percentage in the first paragraph.

         Finally, the Advisory Committee will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[N/A]    (h)      FOUR-TIERED INTEGRATED ALLOCATION FORMULA. First, the Advisory
         Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section
         3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B) of the Plan.

         As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

         As a third tier allocation, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4% or 1.3%) listed under the Maximum Disparity Table following Option (i).

         The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[N/A]    (i)      Excess Compensation.  For purposes of Option (f), (g) or (h),
         "Excess Compensation" means Compensation in excess of the following Integration Level: (CHOOSE (1) OR (2))

         [N/A]    (1)              % (not exceeding 100%) of the taxable wage
                           --------
                  base, as determined under Section 230 of the Social Security
                  Act, in effect on the first day of the Plan Year: (CHOOSE ANY
                  COMBINATION OF (A) AND (B) OR CHOOSE (C))

                  [N/A]    (a)      Rounded to               (but not exceeding
                                               -------------
                           the taxable wage base).

                  [N/A]    (b)      But not greater than $      .
                                                          ------

                  [N/A]    (c)      Without any further adjustment or
                           limitation.

         [N/A]    (2)      $       [NOTE: NOT EXCEEDING THE TAXABLE WAGE BASE
                            ------
                  FOR THE PLAN YEAR IN WHICH THIS ADOPTION AGREEMENT FIRST IS
                  EFFECTIVE.]

MAXIMUM DISPARITY TABLE. For purposes of Options (f), (g) and (h), the applicable percentage is:


              Integration Level (as                    Applicable Percentages for        Applicable Percentages
         percentage of taxable wage base)               Option (f) or Option (g)             for Option (h)
--------------------------------------------------  --------------------------------  -----------------------------

100%                                                                         5.7%                          2.7%
More than 80% but less than 100%                                             5.4%                          2.4%
More than 20% (but not less than
$10,001) and not more than 80%                                               4.3%                          1.3%
20% (or $10,000, if greater) or less                                         5.7%                          2.7%


[N/A] (j) ALLOCATION OFFSET. The Advisory Committee will reduce a Participant's allocation otherwise made under Part II of this Section
         3.04 by the Participant's allocation under the following qualified
         plan(s) maintained by the Employer:       .
                                             ------

         The Advisory Committee will determine this allocation reduction:
         (CHOOSE (1) OR (2))

         [N/A]    (1)      By treating the term "nonelective contribution" as
                  including all amounts paid or accrued by the Employer during the Plan Year to the qualified plan(s) referenced under this Option (j). If a Participant under this Plan also participates in that other plan, the Advisory Committee will treat the amount the Employer contributes for or during a Plan Year on behalf of a particular Participant under such other plan as an amount allocated under this Plan to that Participant's Account for that Plan Year. The Advisory Committee will make the computation of allocation required under the immediately preceding sentence before making any allocation of nonelective contributions under this Section 3.04.

         [N/A]    (2)      In accordance with the formula provided in an
                  addendum to this Adoption Agreement, numbered 3.04(j).

TOP HEAVY MINIMUM ALLOCATION - METHOD OF COMPLIANCE. If a Participant's allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under Section 3.04(B): (CHOOSE (K) OR (L))

[X]      (k)      The Employer will make any necessary additional contribution to the Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.

[N/A]    (l)      The Employer will satisfy the top heavy minimum allocation
         under the following plan(s) it maintains:      . However, the Employer
                                                   -----
         will make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option (l). See
         Section 3.04(B)(7)(b) of the Plan.

If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code ss.416.

RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the Advisory Committee must allocate all Employer nonelective contributions (and forfeitures treated as nonelective contributions) to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04: (Choose (m) or (n))

[X]      (m)      Without regard to which contributing related group member
         employs the Participant.

[N/A]    (n)      Only to the Participants directly employed by the contributing
         Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's Compensation and, if applicable, the Participant's Integration Level under Option (i).

         3.05     FORFEITURE ALLOCATION. Subject to any restoration allocation
                  ----------------------
required under Sections 5.04 or 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04: (CHOOSE (A) OR (B); (C) AND (D) ARE OPTIONAL IN ADDITION TO (A) OR (B))

[X] (a) As an Employer nonelective contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional nonelective contribution for that Plan Year.

[N/A]    (b)      To reduce the Employer matching contributions and nonelective contributions for the Plan Year: (CHOOSE (1) OR (2))

         [N/A]    (1)      in which the forfeiture occurs.

         [N/A]    (2)      immediately following the Plan Year in which the
                  forfeiture occurs.

[X]      (c)      To the extent attributable to matching contributions: (CHOOSE
         (1), (2) OR (3))

         [N/A]    (1)      In the manner elected under Options (a) or (b).

         [N/A]    (2)      First to reduce Employer matching contributions for
                  the Plan Year: (CHOOSE (A) OR (B))

                  [N/A]    (a)      in which the forfeiture occurs,

                  [N/A]    (b)      immediately following the Plan Year in which
                           the forfeiture occurs, then as elected in Options
                           (a) or (b).

         [X]      (3)      As a discretionary matching contribution for the Plan
                  Year in which the forfeiture occurs, in lieu of the manner elected under Options (a) or (b).

[N/A]    (d)      First to reduce the Plan's ordinary and necessary
         administrative expenses for the Plan Year and then will allocate any remaining forfeitures in the manner described in Options (a), (b) or
         (c), whichever applies. If the Employer elects Option (c), the forfeitures used to reduce Plan expenses: (CHOOSE (1) OR (2))

         [N/A]    (1)      relate proportionately to forfeitures described in
                  Option (c) and to forfeitures described in Options (a) or (b).

         [N/A]    (2)      relate first to forfeitures described in Option     .
                                                                           ----

ALLOCATION OF FORFEITED EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will allocate any forfeited excess aggregate contributions (as described in Section 14.09): (CHOOSE (E), (F) OR (G))

[X]      (e)      To reduce Employer matching contributions for the Plan Year:
         (CHOOSE (1) OR (2))

                  [N/A]    (1)      in which the forfeiture occurs.

                  [X]      (2)      immediately following the Plan Year in which
                           the forfeiture occurs.

[N/A]    (f)      As Employer discretionary matching contributions for the Plan
         Year in which forfeited, except the Advisory Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.

[N/A] (g) In accordance with Options (a) through (d), whichever applies, except the Advisory Committee will not allocate these forfeitures under Option (a) or under Option (c)(3) to the Highly Compensated Employees who incurred the forfeitures.

         3.06     ACCRUAL OF BENEFIT.
                  ------------------

COMPENSATION TAKEN INTO ACCOUNT. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation of any cash or deferred contribution, designated qualified nonelective contribution by taking into account: (CHOOSE (A) OR (B))

[N/A]    (a)      The Employee's Compensation for the entire Plan Year.

[X] (b) The Employee's Compensation for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.

ACCRUAL REQUIREMENTS. Subject to the suspension of accrual requirements of
Section 3.06(E) of the Plan, to receive an allocation of cash or deferred contributions, matching contributions, designated qualified nonelective contributions, nonelective contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (CHOOSE (C), OR AT LEAST ONE OF (D) THROUGH (F)).

[N/A] (c) SAFE HARBOR RULE. If the Participant is employed by the Employer on the last day of the Plan Year, the Participant must complete at least one Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.

[X]      (d)      HOURS OF SERVICE CONDITION. The Participant must complete the following minimum number of Hours of Service during the Plan Year:
         (CHOOSE AT LEAST ONE OF (1) THROUGH (5))

         [N/A]    (1)      1,000 Hours of Service.

         [X]      (2)      (SPECIFY, BUT THE NUMBER OF HOURS OF SERVICE MAY NOT
                  EXCEED 1,000): 500.
                                 ---

         [N/A]    (3)      No Hour of Service requirement if the Participant
                  terminates employment during the Plan Year on account of:
                  (CHOOSE (A), (B) OR (C))

                  [N/A]    (a)      Death.

                  [N/A]    (b)      Disability.

                  [N/A]    (c)      Attainment of Normal Retirement Age in the
                           current Plan Year or in a prior Plan Year.

         [N/A]    (4)          Hours of Service (not exceeding 1,000) if the
                      --------
                  Participant terminates employment with the Employer during the Plan Year, subject to any election in Option (3).

         [X]      (5)      No Hour of Service requirement for an allocation of
                  the following contributions:  Deferrals, Qualified Nonelective
                                                --------------------------------
                  and Qualified Matching Contributions.
                  -------------------------------------

[N/A]    (e)      EMPLOYMENT CONDITION. The Participant must be employed by the
         Employer on the last day of the Plan Year, irrespective of whether he satisfies any Hours of Service condition under Option (d), with the following exceptions: (CHOOSE (1) OR AT LEAST ONE OF (2) THROUGH (5))

         [N/A]    (1)      No exceptions.

         [N/A]    (2)      Termination of employment because of death.

         [N/A]    (3)      Termination of employment because of disability.

         [N/A]    (4)      Termination of employment following attainment of
                  Normal Retirement Age.

         [N/A]    (5)      No employment condition for the following
                  contributions:    .
                                 ---

[N/A]    (f)      (SPECIFY OTHER CONDITIONS, IF APPLICABLE):      .
                                                             -----

SUSPENSION ACCRUAL REQUIREMENTS. The suspension of accrual requirements of
Section 3.06(E) of the Plan: (CHOOSE (G), (H) OR (I))

[N/A]    (g)      Applies to the Employer's Plan.

[X]      (h)      Does not apply to the Employer's Plan.

[N/A] (i) Applies in modified form to the Employer's Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).

SPECIAL ACCRUAL REQUIREMENTS FOR MATCHING CONTRIBUTIONS. If the Plan allocates matching contributions on two or more allocation dates for a Plan Year, the Advisory Committee, unless otherwise specified in Option (1), will apply any Hours of Service condition by dividing the required Hours of Service on a prorata basis to the allocation periods included in that Plan Year.

Furthermore, a Participant who satisfies the conditions described in this Adoption Agreement Section 3.06 will receive an allocation of matching contributions (and forfeitures treated as matching contributions) only if the Participant satisfies the following additional condition(s):
(CHOOSE (J) OR AT LEAST ONE OF (K) OR (L))

[X]      (j)      No additional conditions.

[N/A]    (k)      The Participant is not a Highly Compensated Employee for the
         Plan Year. This Option (k) applies to: (CHOOSE (1) OR (2))

         [N/A]    (1)      All matching contributions.

         [N/A]    (2)      Matching contributions described in Option(s)     of
                                                                         ---
                  Adoption Agreement Section 3.01.

[N/A]    (l)      (SPECIFY)      .
                            -----

         3.15     MORE THAN ONE PLAN LIMITATION. If the provisions of Section
                  -----------------------------
3.15 apply, the Excess Amount attributed to this Plan equals: (CHOOSE (A), (B) OR (C))

[N/A]    (a)      The product of:

                  (1) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code ss.415), times

                  (2) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code ss.415).

[X]      (b)      The total Excess Amount.

[N/A]    (c)      None of the Excess Amount.

         3.18     DEFINED BENEFIT PLAN LIMITATION.
                  -------------------------------

APPLICATION OF LIMITATION. The limitation under Section 3.18 of the Plan:
(CHOOSE (A) OR (B))

[X] (a) Does not apply to the Employer's Plan because the Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

[N/A]    (b)      Applies to the Employer's Plan. To the extent necessary to satisfy the limitation under Section 3.18, the Employer will reduce:
         (CHOOSE (1) OR (2))

         [N/A]    (1)      The Participant's projected annual benefit under the
                  defined benefit plan under which the Participant participates.

         [N/A]    (2)      Its contribution or allocation on behalf of the
                  Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

[NOTE: IF THE EMPLOYER SELECTS (A), THE REMAINING OPTIONS IN THIS SECTION 3.18 DO NOT APPLY TO THE EMPLOYER'S PLAN.]

COORDINATION WITH TOP HEAVY MINIMUM ALLOCATION. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(B) of the Plan with the following modifications: (CHOOSE (C) OR AT LEAST ONE OF (D) OR (E))

[N/A]    (c)      No modifications.

[N/A] (d) For Non-Key Employees participating only in this Plan, the top heavy minimum allocation is the minimum allocation described in Section
         3.04(B) determined by substituting       % (not less than 4%) for "3%,"
                                            ------
         except: (CHOOSE (1) OR (2))

         [N/A]    (1)      No exceptions.

         [N/A]    (2)      Plan Years in which the top heavy ratio exceeds 90%.

[N/A]    (e)      For Non-Key Employees also participating in the defined
         benefit plan, the top heavy minimum is: (CHOOSE (1) OR (2))

         [N/A]    (1)      5% of Compensation (as determined under Section
                  3.04(B) of the Plan) irrespective of the contribution rate of any Key Employee, except: (CHOOSE (I) OR (II))

                  [N/A]    (a)      No exceptions.

                  [N/A]    (b)      Substituting "7 1/2%" for "5%" if the top
                           heavy ratio does not exceed 90%.

         [N/A]    (2)      0%. [NOTE: THE EMPLOYER MAY NOT SELECT THIS
                  OPTION (2) UNLESS THE DEFINED BENEFIT PLAN SATISFIES THE TOP HEAVY MINIMUM BENEFIT REQUIREMENTS OF CODE SS.416 FOR THESE NON-KEY EMPLOYEES.]

ACTUARIAL ASSUMPTIONS FOR TOP HEAVY CALCULATION. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality
assumptions to value accrued benefits under a defined benefit plan:      .
                                                                    -----

If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code ss.416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

         4.01     PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. The Plan: (CHOOSE (A)
                  ---------------------------------------
OR (B); (C) IS AVAILABLE ONLY WITH (B))

[X]      (a)      Does not permit Participant nondeductible contributions.

[N/A]    (b)      Permits Participant nondeductible contributions, pursuant to
         Section 14.04 of the Plan.

[N/A]    (c)      The following portion of the Participant's nondeductible
         contributions for the Plan Year are mandatory contributions under Option (i)(3) of Adoption Agreement Section 3.01: (CHOOSE (1) OR (2))

         [N/A]    (1)     The amount which is not less than:    .
                                                             ---

         [N/A]   (2)      The amount which is not greater than:     .
                                                                ----

ALLOCATION DATES. The Advisory Committee will allocate nondeductible contributions for each Plan Year as of the Accounting Date and the following additional allocation dates: (CHOOSE (D) OR (E))

[N/A]    (d)      No other allocation dates.

[N/A]    (e)      (Specify)      .
                            -----

As of an allocation date, the Advisory Committee will credit all nondeductible contributions made for the relevant allocation period. Unless otherwise specified in (e), a nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.

         4.05     PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. Subject
                  --------------------------------------------------
to the restrictions of Article VI, the following distribution options apply to a Participant's

Mandatory Contributions Account, if any, prior to his Separation from Service:
(CHOOSE (A) OR AT LEAST ONE OF (B) THROUGH (D))

[N/A]    (a)      No distribution options prior to Separation from Service.

[N/A]    (b)      The same distribution options applicable to the Deferral
         Contributions Account prior to the Participant's Separation from Service, as elected in Adoption Agreement Section 6.03.

[N/A]    (c)      Until he retires, the Participant has a continuing election to receive all or any portion of his Mandatory Contributions Account if: (CHOOSE (1) OR AT LEAST ONE OF (2) THROUGH (4))

         [N/A]    (1)      No conditions.

         [N/A]    (2)      The mandatory contributions have accumulated for at
                  least       Plan Years since the Plan Year for which
                        -----
                  contributed.

         [N/A]    (3)      The Participant suspends making nondeductible
         contributions for a period of     months.
                                       ---

         [N/A]    (4)      (SPECIFY)    .
                                     ---

[N/A]    (d)      (SPECIFY)    .
                            ---

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

         5.01     NORMAL RETIREMENT. Normal Retirement Age under the Plan is:
                  -----------------
(CHOOSE (A) OR (B))

[N/A]    (a)              [State age, but may not exceed age 65].
                  -------

[X]      (b) The later of the date the Participant attains 65 years of age or
                                                           --
         the 5th anniversary of the first day of the Plan Year in which the
             ---
         Participant commenced participation in the Plan. [THE AGE SELECTED MAY NOT EXCEED AGE 65 AND THE ANNIVERSARY SELECTED MAY NOT EXCEED THE 5TH.]

         5.02     PARTICIPANT DEATH OR DISABILITY. The 100% vesting rule under
                  --------------------------------
Section 5.02 of the Plan: (CHOOSE (A) OR CHOOSE ONE OR BOTH OF (B) AND (C))

[N/A]    (a)      Does not apply.

[X]      (b)      Applies to death.

[X]      (c)      Applies to disability.

         5.03     VESTING SCHEDULE.
                  ----------------

DEFERRAL CONTRIBUTIONS ACCOUNT/QUALIFIED MATCHING CONTRIBUTIONS
ACCOUNT/QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT/MANDATORY CONTRIBUTIONS ACCOUNT. A Participant has a 100% Nonforfeitable interest at all times in his Deferral Contributions Account, his Qualified Matching Contributions Account, his Qualified Nonelective Contributions Account and in his Mandatory Contributions Account.

REGULAR MATCHING CONTRIBUTIONS ACCOUNT/EMPLOYER CONTRIBUTIONS ACCOUNT. With respect to a Participant's Regular Matching Contributions Account and Employer Contributions Account, the Employer elects the following vesting schedule:
(CHOOSE (A) OR (B); (C) AND (D) ARE AVAILABLE ONLY AS ADDITIONAL OPTIONS)

[N/A]    (a)      Immediate vesting. 100% Nonforfeitable at all times.[NOTE: THE
         EMPLOYER MUST ELECT OPTION (A) IF THE ELIGIBILITY CONDITIONS UNDER ADOPTION AGREEMENT SECTION 2.01(C) REQUIRE 2 YEARS OF SERVICE OR MORE THAN 12 MONTHS OF EMPLOYMENT.]

[X]      (b)      Graduated Vesting Schedules.


              TOP HEAVY SCHEDULE                               NON TOP HEAVY SCHEDULE
                  (MANDATORY)                                        (OPTIONAL)
        Years of              Nonforfeitable              Years of
        Service                 Percentage                Service               Nonforfeitable
------------------------    -------------------     --------------------     --------------------
      Less than 1                            0%        Less than 1                             0%
           1                                 0%              1                                 0%
           2                                20%              2                                20%
           3                                40%              3                                40%
           4                                60%              4                                60%
           5                                80%              5                                80%
       6 or more                           100%              6                               100%
                                                         7 or more                           100%

[N/A]    (c)      Special vesting election for Regular Matching Contributions
         Account. In lieu of the election under Options (a) or (b), the Employer elects the following vesting schedule for a Participant's Regular Matching Contributions Account: (CHOOSE (1) OR (2))

         [N/A]    (1)      100% Nonforfeitable at all times.

         [N/A]    (2)   In accordance with the vesting schedule described in the
                  addendum to this Adoption Agreement, numbered 5.03(c). [NOTE:
                  IF THE EMPLOYER ELECTS THIS OPTION (C)(2), THE ADDENDUM MUST DESIGNATE THE APPLICABLE VESTING SCHEDULE(S) USING THE SAME FORMAT AS USED IN OPTION (B).]

[NOTE: UNDER OPTIONS (B) AND (C)(2), THE EMPLOYER MUST COMPLETE A TOP HEAVY SCHEDULE WHICH SATISFIES CODE, SS.416 THE EMPLOYER, AT ITS OPTION, MAY COMPLETE A NON TOP HEAVY SCHEDULE. THE NON TOP HEAVY SCHEDULE MUST SATISFY CODE SS.411(A)
(2). ALSO SEE SECTION 7.05 OF THE PLAN.]

[X]      (d)      The Top Heavy Schedule under Option (b) (and, if applicable, under Option (c)(2)) applies: (CHOOSE (1) OR (2))

         [N/A]    (1)      Only in a Plan Year for which the Plan is top heavy.

         [X]      (2)      In the Plan Year for which the Plan first is top
                  heavy and then in all subsequent Plan Years. [NOTE: THE EMPLOYER MAY NOT ELECT OPTION (D) UNLESS IT HAS COMPLETED A NON TOP HEAVY SCHEDULE.]

MINIMUM VESTING. (CHOOSE (E) OR (F))

[X]      (e)      The Plan does not apply a minimum vesting rule.

[N/A]    (f)      A Participant's Nonforfeitable Accrued Benefit will never be
         less than the lesser of $     or his entire Accrued Benefit, even if
                                  ----
         the application of a graduated vesting schedule under Options (b) or
         (c) would result in a smaller Nonforfeitable Accrued Benefit.

LIFE INSURANCE INVESTMENTS. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under Article XI is:
(CHOOSE (G) OR (H))

[X]      (g)      Subject to the vesting election under Options (a), (b) or (c).

[N/A]    (h)      100% Nonforfeitable at all times, irrespective of the vesting election under Options (b) or (c)(2).

         5.04     CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/
                  --------------------------------------------------------
RESTORATION OF FORFEITED ACCRUED BENEFIT. The deemed cash-out rule described
-----------------------------------------
in Section 5.04(C) of the Plan: (CHOOSE (A) OR (B))

[N/A]    (a)      Does not apply.

[X]      (b)      Will apply to determine the timing of forfeitures for 0%
         vested Participants. A Participant is not a 0% vested Participant if he has a Deferral Contributions Account.

         5.06     YEAR OF SERVICE - VESTING.
                  -------------------------

Vesting computation period. The Plan measures a Year of Service on the basis of the following 12 consecutive month periods: (CHOOSE (A) OR (B))

[X]      (a)      Plan Years.

[N/A]    (b)      Employment Years. An Employment Year is the 12 consecutive month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

HOURS OF SERVICE. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of Service is: (CHOOSE (C) OR (D))

[X]      (c)      1,000 Hours of Service.

[N/A]    (d)          Hours of Service. [NOTE: THE HOURS OF SERVICE REQUIREMENT
                  ---
         MAY NOT EXCEED 1, 000.]

         5.08     INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically
                  -----------------------------------
excludes the following Years of Service: (CHOOSE (A) OR AT LEAST ONE OF (B) THROUGH (E))

[X]      (a)      None other than as specified in Section 5.08(a) of the Plan.

[N/A]    (b)      Any Year of Service before the Participant attained the age
         of    . [NOTE: THE AGE SELECTED MAY NOT EXCEED AGE 18.]
            ---

[N/A]    (c)      Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[N/A] (d) Any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

[N/A] (e) Any Year of Service earned prior to the effective date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENTS OF BENEFITS

CODE SS.411(D)(6) PROTECTED BENEFITS. The elections under this Article VI may not eliminate Code ss.411(d)(6) protected benefits. To the extent the elections would eliminate a Code ss.41l(d)(6) protected benefit, see Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

         6.01     TIME OF PAYMENT OF ACCRUED BENEFIT.
                  ----------------------------------

DISTRIBUTION DATE. A distribution date under the Plan means any day of the Plan
                                                            -------------------
Year. [NOTE: THE EMPLOYER MUST SPECIFY THE APPROPRIATE DATE(S). THE SPECIFIED
----
DISTRIBUTION DATES PRIMARILY ESTABLISH ANNUITY STARTING DATES AND THE NOTICE AND CONSENT PERIODS PRESCRIBED BY THE PLAN. THE PLAN ALLOWS THE TRUSTEE AN ADMINISTRATIVELY PRACTICABLE PERIOD OF TIME TO MAKE THE ACTUAL DISTRIBUTION RELATING TO A PARTICULAR DISTRIBUTION DATE.]

NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (CHOOSE (A), (B), (C)
(D) OR (E))

[N/A]    (a)           of the       Plan Year beginning after the Participant's
                  ----        -----
         Separation from Service.

[X]      (b) the first administratively practicable date immediately following
             -------------------------------------------------------
         the Participant's Separation from Service.

[N/A]    (c)              of the Plan Year after the Participant incurs
                  -------                                               -------
         Break(s) in Service (as defined in Article V).

[N/A]    (d)          following the Participant's attainment of Normal
             --------
         Retirement Age, but not earlier than        days following his
                                              ------
         Separation from Service.

[N/A]    (e)      (SPECIFY)      .
                            -----

NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. See the elections under Section 6.03.

DISABILITY. The distribution date, subject to Section 6.01(A)(3), is:
(CHOOSE (F), (G) OR (H))

[N/A]    (f)                after the Participant terminates employment because
                  ---------
         of disability.

[X]      (g)      The same as if the Participant had terminated employment
         without disability.

[N/A]    (h)      (SPECIFY)     .
                            ----

HARDSHIP. (CHOOSE (I) OR (J))

[X]      (i)      The Plan does not permit a hardship distribution to a
         Participant who has separated from Service.

[N/A]    (j)      The Plan permits a hardship distribution to a Participant who has separated from Service in accordance with the hardship distribution policy stated in: (CHOOSE (1), (2) OR (3))

         [N/A]    (1)      Section 6.01(A)(4) of the Plan.

         [N/A]    (2)      Section 14.11 of the Plan.

         [N/A]    (3)      The addendum to this Adoption Agreement, numbered
                  Section 6.01.

DEFAULT ON A LOAN. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan: (CHOOSE (K), (L) OR (M))

[N/A]    (k)      Treats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Nonforfeitable Accrued Benefit unless the Participant has separated from Service or unless the Participant has attained age 59 1/2.

[X]      (l)      Does not treat the default as a distributable event. When an otherwise distributable event first occurs pursuant to Section 6.01 or
         Section 6.03 of the Plan, the Trustee will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

[N/A]    (m)      (SPECIFY)   .
                            --

         6.02     METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee
                  -------------------------------------
will apply Section 6.02 of the Plan with the following modifications: (CHOOSE
(A) OR AT LEAST ONE OF (B), (C), (D) AND (E))

[N/A]    (a)      No modifications.

[N/A]    (b)      Except as required under Section 6.01 of the Plan, a lump sum distribution is not available:
                                        -----------------------

[X]      (c)      An installment distribution: (CHOOSE (1) OR AT LEAST ONE OF
         (2) OR (3))

         [X]      (1)      Is not available under the Plan.

         [N/A]    (2)      May not exceed the lesser of     years or the maximum
                                                        ---
                  period permitted under Section 6.02.

         [N/A]    (3)      (SPECIFY)       .
                                     ------

[N/A]    (d)      The Plan permits the following annuity options:
                                                                  ----------

         Any Participant who elects a life annuity option is subject to the requirements of Sections 6.04(A), (B), (C) and (D) of the Plan. See Section 6.04(E). [NOTE: THE EMPLOYER MAY SPECIFY ADDITIONAL ANNUITY OPTIONS IN AN ADDENDUM TO THIS ADOPTION AGREEMENT, NUMBERED 602(D).]

[X] (e) If the Plan invests in qualifying Employer securities, as described in Section 10.03(F), a Participant eligible to elect distribution under
         Section 6.03 may elect to receive that distribution in Employer securities only in accordance with the provisions of the addendum to this Adoption Agreement, numbered 6.02(e).

         6.03      BENEFIT PAYMENT ELECTIONS.
                  --------------------------

PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit: (CHOOSE AT LEAST ONE OF (A) THROUGH (C))

[N/A]    (a)      As of any distribution date, but not earlier than           of
                                                                    ---------
         the        Plan Year beginning after the Participant's Separation from
             ------
         Service.

[X]      (b)      As of the following date(s): (CHOOSE AT LEAST ONE OF OPTIONS
         (1) THROUGH (6))

         [N/A]    (1)      Any distribution date after the close of the Plan
                  Year in which the Participant attains Normal Retirement Age.

         [X]      (2)      Any distribution date following his Separation from
                  Service with the Employer.

         [N/A]    (3)      Any distribution date in the         Plan Year(s)
                                                        -------
                  beginning after his Separation from Service.

         [N/A]    (4)      Any distribution date in the Plan Year after the
                  Participant incurs        Break(s) in Service (as defined in
                                     ------
                  Article V).

         [N/A]    (5)      Any distribution date following attainment of age
                          and completion of at least          Years of Service
                  -------                            --------
                  (as defined in Article V).

         [N/A]    (6)      (SPECIFY)    .
                                     ---

[N/A]    (c)      (SPECIFY)    .
                            ---

         The distribution events described in the election(s) made under Options
(a), (b) or (c) apply equally to all Accounts maintained for the Participant unless otherwise specified in Option (c).

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - REGULAR MATCHING CONTRIBUTIONS ACCOUNT AND EMPLOYER CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Regular Matching Contributions Account and Employer Contributions Account prior to his Separation from Service. (CHOOSE (D) OR AT LEAST ONE OF (E) THROUGH (H))

[N/A]    (d)      No distribution options prior to Separation from Service.

[X]      (e)      Attainment of Specified Age. Until he retires, the Participant has a continuing election to receive all or any portion of his Nonforfeitable interest in these Accounts after he attains: (Choose
         (1) or (2))

         [N/A]    (1)      Normal Retirement Age.

         [X]      (2)      59 1/2   years of age and is at least 20 % vested in
                           ------                                --
                  these Accounts. [NOTE: IF THE PERCENTAGE IS LESS THAN 100%,
                  SEE THE SPECIAL VESTING FORMULA IN SECTION 5.03.]

[N/A]    (f)      After a Participant has participated in the Plan for a period
         of not less than       years and he is 100% vested in these Accounts,
                          -----
         until he retires, the Participant has a continuing election to receive all or any portion of the Accounts. [NOTE: THE NUMBER IN THE BLANK SPACE MAY NOT BE LESS THAN 5.]

[X]      (g)      HARDSHIP. A Participant may elect a hardship distribution
         prior to his Separation from Service in accordance with the hardship distribution policy: (CHOOSE (1), (2) OR (3); (4) IS AVAILABLE ONLY AS AN ADDITIONAL OPTION)

         [X]      (1)      Under Section 6.01(A)(4) of the Plan.

         [N/A]    (2)      Under Section 14.11 of the Plan.

         [N/A]    (3)      Provided in the addendum to this Adoption Agreement,
                  numbered Section 6.03.

         [X]      (4)      In no event may a Participant receive a hardship
                  distribution before he is at least 100% vested in these
                                                     ---
                  Accounts. [NOTE: IF THE PERCENTAGE IN THE BLANK IS LESS
                  THAN 100%, SEE THE SPECIAL VESTING FORMULA IN SECTION 5.03.]

[N/A]    (h)      (SPECIFY)      .
                            -----

[NOTE. THE EMPLOYER MAY USE AN ADDENDUM, NUMBERED 6.03, TO PROVIDE ADDITIONAL LANGUAGE AUTHORIZED BY OPTIONS (B)(6), (C), (G) (3) OR (H) OF THIS ADOPTION AGREEMENT SECTION 6.03.]

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - DEFERRAL CONTRIBUTIONS ACCOUNT, QUALIFIED MATCHING CONTRIBUTIONS ACCOUNT AND QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account prior to his Separation from Service. (CHOOSE (I) OR AT LEAST ONE OF (J) THROUGH (L))

[N/A]    (i)      No distribution options prior to Separation from Service.

[X]      (j)      Until he retires, the Participant has a continuing election to receive all or any portion of these Accounts after he attains:
(CHOOSE (1) OR (2))

         [N/A]    (1)      The later of Normal Retirement Age or age 59 1/2.

         [X]      (2)      Age 59 1/2 (at least 59 1/2).
                               ------

[X] (k) Hardship. A Participant, prior to this Separation from Service, may elect a hardship distribution from his Deferral Contributions Account in accordance with the hardship distribution policy under Section 14.11 of the Plan.

[N/A]    (1) (SPECIFY)      . [NOTE: OPTION (1) MAY NOT PERMIT IN SERVICE
                       -----
         DISTRIBUTIONS PRIOR TO AGE 59 1/2 (OTHER THAN HARDSHIP) AND MAY NOT MODIFY THE HARDSHIP POLICY DESCRIBED IN SECTION 14.11.]

SALE OF TRADE OR BUSINESS/SUBSIDIARY. If the Employer sells substantially all of the assets (within the meaning of Code ss.409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code ss.409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account: (CHOOSE
(M) OR (N))

[N/A]    (m)      Only as described in this Adoption Agreement Section 6.03 for distributions prior to Separation from Service.

[X]      (n)      As if he has a Separation from Service. After March 31, 1988, a distribution authorized solely by reason of this Option (n) must constitute a lump sum distribution, determined in a manner consistent with Code ss.401(k)(10) and the applicable Treasury regulations.

         6.04     ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING
                  ---------------------------------------------------
SPOUSES. The annuity distribution requirements of Section 6.04: (CHOOSE (A) OR
-------
(B))

[X]      (a)      Apply only to a Participant described in Section 6.04(E) of the Plan (relating to the profit sharing exception to the joint and survivor requirements).

[N/A]    (b)      Apply to all Participants.

                                   ARTICLE IX
            ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS'
                                    ACCOUNTS

         9.10     VALUE OF PARTICIPANT'S ACCRUED BENEFIT. If a distribution
                  --------------------------------------
(other than a distribution from a segregated Account and other than a corrective distribution described in Sections 14.07, 14.08, 14.09 or 14.10 of the Plan) occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (CHOOSE (A), (B) OR (C))

[X]      (a)       0 % per annum. [NOTE: THE PERCENTAGE MAY EQUAL 0%.]
                  ---

[N/A]    (b)      The 90 day Treasury bill rate in effect at the beginning of the current valuation period.

[N/A]    (c)      (SPECIFY)     .
                            ----

         9.11     ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS.
                  ------------------------------------------------------
Pursuant to Section 14.12, to determine the allocation of net income, gain or loss: (COMPLETE ONLY THOSE ITEMS, IF ANY, WHICH ARE APPLICABLE TO THE EMPLOYER'S
PLAN)

[X]      (a)      For salary reduction contributions, the Advisory Committee will: (CHOOSE (1), (2), (3), (4) OR (5))

         [X]      (1)      Apply Section 9.11 without modification.

         [N/A]    (2)      Use the segregated account approach described in
                  Section 14.12.

         [N/A]    (3)      Use the weighted average method described in Section
                  14.12, based on a    weighting period.
                                    --

         [N/A]    (4)      Treat as part of the relevant Account at the
                  beginning of the valuation period        % of the salary
                                                    -------
                  reduction contributions: (CHOOSE (A) OR (B))

                  [N/A]    (a)      made during that valuation period.

                  [N/A]    (b)      made by the following specified time:     .
                                                                          ----

         [N/A]    (5)      Apply the allocation method described in the addendum
                  to this Adoption Agreement numbered 9.11(a).

[X]      (b)      For matching contributions, the Advisory Committee will:
         (CHOOSE (1), (2) (3) OR (4))

         [X]      (1)      Apply Section 9.11 without modification.

         [N/A]    (2)      Use the weighted average method described in Section
                  14.12, based on a       weighting period.
                                    -----

         [N/A]    (3) Treat as part of the relevant Account at the beginning of
                  the valuation period       % of the matching contributions
                                       ------
                  allocated during the valuation period.

         [N/A]    (4)      Apply the allocation method described in the addendum
                  to this Adoption Agreement numbered 9.11(b).

[N/A]    (c)      For Participant nondeductible contributions, the Advisory
         Committee will: (CHOOSE (1), (2), (3) OR (4))

         [N/A]    (1)      Apply Section 9.11 without modification.

         [N/A]    (2)      Use the segregated account approach described in
                  Section 14.12.

         [N/A]    (3)      Use the weighted average method described in Section
                  14.12, based on a       weighting period.
                                    -----

         [N/A]    (4)      Treat as part of the relevant Account at the
                  beginning of the valuation period        % of the Participant
                                                    -------
                  nondeductible contributions: (CHOOSE (A) OR (B))

                  [N/A]    (a)     made during that valuation period.

                  [N/A]    (b)     made by the following specified time:       .
                                                                         ------

         [N/A]    (5)      Apply the allocation method described in the addendum
                  to this Adoption Agreement numbered 9.11(c).

                                    ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

         10.03    INVESTMENT POWERS. Pursuant to Section 10.03[F] of the Plan,
                  ------------------
the aggregate investments in qualifying Employer securities and in qualifying Employer real property: (CHOOSE (A) OR (B))

[N/A]    (a)      May not exceed 10% of Plan assets.

[X]      (b)      May not exceed 100% of Plan assets. [NOTE: THE PERCENTAGE
                                 ---
         MAY NOT EXCEED 100%.]

         10.14    VALUATION OF TRUST. In addition to each Accounting Date, the
                  ------------------
Trustee must value the Trust Fund on the following valuation date(s): (CHOOSE
(A) OR (B))

[N/A]    (a)      No other mandatory valuation dates.

[X]      (b)      (SPECIFY) daily.
                            -----

                             EFFECTIVE DATE ADDENDUM
                              (RESTATED PLANS ONLY)

         The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement Section 1.18 is different than the restated effective date for at least one of the provisions listed in this addendum. In lieu of the restated Effective Date in Adoption Agreement Section 1.18, the following special effective dates apply: (CHOOSE WHICHEVER ELECTIONS APPLY).

[N/A]    (a)      COMPENSATION DEFINITION. The Compensation definition of
         Section 1.12 (other than the $200,000 limitation) is effective for Plan
         Years beginning after          . [NOTE: MAY NOT BE EFFECTIVE LATER THAN
                               ---------
         THE FIRST DAY OF THE FIRST PLAN YEAR BEGINNING AFTER THE EMPLOYER EXECUTES THIS ADOPTION AGREEMENT TO RESTATE THE PLAN FOR THE TAX REFORM ACT OF 1986, IF APPLICABLE.]

[N/A]    (b)      ELIGIBILITY CONDITIONS.  The eligibility conditions specified in Adoption Agreement Section 2.01 are effective for Plan Years
         beginning after             .
                         ------------

[N/A]    (c)      SUSPENSION OF YEARS OF SERVICE.  The suspension of Years of
         Service rule elected under Adoption Agreement Section 2.03 is effective
         for Plan Years beginning after                 .
                                        ----------------

[N/A]    (d)      CONTRIBUTION/ALLOCATION FORMULA. The contribution formula
         elected under Adoption Agreement Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective
         for Plan Years beginning after          .
                                        ---------

[N/A]    (e)      ACCRUAL REQUIREMENTS.  The accrual requirements of Section
         3.06 are effective for Plan Years beginning after               .
                                                           --------------

[N/A]    (f)      EMPLOYMENT CONDITION.  The employment condition of Section
         3.06 is effective for Plan Years beginning after            .
                                                          -----------

[N/A]    (g)      ELIMINATION OF NET PROFITS. The requirement for the Employer not to have net profits to contribute to this Plan is effective for
         Plan Years beginning after         . [NOTE: THE DATE SPECIFIED MAY NOT
                                    --------
         BE EARLIER THAN DECEMBER 31, 1985.]

[N/A]    (h)      VESTING SCHEDULE.  The vesting schedule elected under Adoption
         Agreement Section 5.03 is effective for Plan Years beginning after
                .
         -------

[N/A]    (i)      ALLOCATION OF EARNINGS.  The special allocation provisions elected under Adoption Agreement Section 9.11 are effective for Plan
         Years beginning after         .
                               --------

[N/A]    (j)      (SPECIFY)      .
                            -----

         For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective Date under any applicable law requirements.

                                 EXECUTION PAGE

         The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Master Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) signified its acceptance, on this 11th day of November, 2001.
                                                 ----        --------------

                                   Name and EIN of Employer:
                                   Long Island Commercial Bank
                                   11-2870330



                                   Signed:/s/ Thomas Buonaiuto
                                   --------------------------------------------


                                   Name(s) of Trustee:
                                   CNA Trust


PLAN NUMBER. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 001.

USE OF ADOPTION AGREEMENT. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Master Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.

MASTER PLAN SPONSOR. The Master Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Master Plan or of any abandonment or discontinuance by the Master Plan Sponsor of its maintenance of this Master Plan. For inquiries regarding the adoption of the Master Plan, the Master Plan Sponsor's intended meaning of any plan provisions or the effect of the opinion letter issued to the Master Plan Sponsor, please contact the Master Plan Sponsor at the following address and telephone number: 3080 South Bristol, Costa Mesa, CA 92626 714-437-1012.

RELIANCE ON OPINION LETTER. The Employer may not rely on the Master Plan Sponsor's opinion letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

                                ADDENDUM 6.02(E)
                                       TO
                     LONG ISLAND COMMERCIAL BANK 401(K) PLAN

A Participant may elect to receive Employer Securities in-kind.

                              ADDITIONAL ELECTIONS

(a) PARTICIPANT LOANS. The Employer may elect to permit a Participant to borrow from his Account in the Plan, subject to limitations provided in the Plan or otherwise under applicable law. The Employer elects that a Participant (must elect one):

         (1)      [X]      may, subject to the limitations set forth above,
         (2)      [N/A]    may not

borrow from his Account under the Plan.

(b) INVESTMENT OF ACCOUNTS. The Employer elects that the Advisory Committee (must elect one):

         (1)      [X]      may
         (2)      [n/a]    may not

allow a Participant to be a Directing Participant under the Plan.

(c) TRUSTEE'S FEE.  The Employer elects that Trustee fees shall be:
    --------- ---

         (1)      [N/A]    charged directly to the Trust Fund.
         (2)      [N/A]    charged to the Trust Fund and billed to the Employer
                           who may elect to reimburse the Trust Fund.
         (3)       [X]     billed directly to the Employer, with the Trustee
                           reserving the right to charge the fees and expenses directly to the Trust Fund if not paid promptly by the Employer.

                                 ACKNOWLEDGMENTS

1.       Change of Elections. Employer understands that it may from time to time
         --------------------
         change elections made under this Adoption Agreement by taking appropriate written action to amend this Adoption Agreement, but only to the extent that such amendment does not reduce or eliminate an Employee's right to a protected benefit or reduce an Employee's vested interest in his Account.

2.       Deductibility of Employer Contributions. Employer understands that
         ----------------------------------------
         neither the Trustee nor any of its affiliates make any warranty that the Employer will qualify for all or any portion of the deduction allowed under Code ss.404 or applicable provisions of state tax law.

3.       Employer Responsibilities. Employer understands that neither the
         --------------------------
         Trustee nor any affiliate of the Trustee can render or has rendered advice as to legal, accounting, tax, or financial matters pertaining to the adoption or maintenance of the Plan or Trust, and that such advice must be obtained from qualified independent professionals. Employer acknowledges that it has been advised, and hereby is advised, to seek competent legal, accounting, tax and financial advice from independent professionals of its own selection. The Employer agrees to indemnify and hold harmless the Trustee and its affiliates and representatives from any and all claims arising from the Employer's failure to seek such advice.

4.       Amendment, Discontinuance or Abandonment of Plan. Employer understands
         -------------------------------------------------
         that California Central Trust Bank Corporation/CPI Pension Services, as the sponsoring organization of the Plan, has the right to amend the Plan at any time (within the provision of applicable law) and shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.



INTERNAL REVENUE SERVICE                    DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
P.O. BOX 2350 ROOM 5127
LOS ANGELES, CA.  90053

                                            Employer identification number:             94-1663577
                                            File Folder Number:                         331001593
                                            Person to Contact:                          Beckerman, David
                                            Contact Telephone Number:                   (213) 894-2940

CPI PENSION SERVICES, INC.
15253 BAKE PARKWAY                          Plan Name:                 NONSTANDARDIZED 401 K Plan
IRVINE, CA 92718-0000                       Plan Number:                                004

                                            Letter Serial Number: D8950933

Dear Applicant:

         The form of plan, identified above, and the related trust or custodial account are acceptable under sections 401(a), 403(a), and 501(a) of the Internal Revenue Code for use by employers for the benefit of their employees. This letter relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not a determination of the effect of other Federal or local statutes.

         You must furnish a copy of this letter and the enclosed publication to each employer who adopts this plan. You are also required to send a copy of this letter, a copy of the approved form of the plan, and any approved amendments and related documents to each key District Director of the Internal Revenue Service in whose jurisdiction there are adopting employers.

         The acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code Section 401(a) or 403(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the key District Director of the Internal Revenue Service on Form 5307, Application for Determination for Adopters of Master or Prototype, Regional Prototype or Volume Submitter Plans:

         For purposes of section 15.02 and 15.03 of Rev. Proc. 89-13, 1989-7 I.R.B. 25, your application was received timely.

         Please advise those adopting the plan to contact you if they have any questions about the operation of the plan.

         We have sent a copy of this letter to your representative as indicated in your Power of Attorney.

CPI PENSION SERVICES, INC.

         If you have any questions concerning the IRS processing of this case, please call the above telephone number. If you write, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number shown in the heading of this letter.

         You should keep this letter as a permanent record.

                                                Sincerely yours,


                                                /s/ Michael J. Quinn
                                                ---------------------
                                                Michael J. Quinn
                                                District Director

Enclosure(s)
Publication 1488

                         CPI Pension Services Sponsored


                              DEFINED CONTRIBUTION
                                 PROTOTYPE PLAN
                                       AND
                                 TRUST AGREEMENT

                                                 TABLE OF CONTENTS

ALPHABETICAL LISTING OF DEFINITIONS..............................................................................vi

ARTICLE I, DEFINITIONS
         1.01     Employer.....................................................................................1.01
         1.02     Trustee......................................................................................1.01
         1.03     Plan.........................................................................................1.01
         1.04     Adoption Agreement...........................................................................1.01
         1.05     Plan Administrator...........................................................................1.02
         1.06     Advisory Committee...........................................................................1.02
         1.07     Employee.....................................................................................1.02
         1.08     Self-Employed Individual/Owner-Employee......................................................1.02
         1.09     Highly Compensated Employee..................................................................1.02
         1.10     Participant..................................................................................1.03
         1.11     Beneficiary..................................................................................1.03
         1.12     Compensation.................................................................................1.03
         1.13     Earned Income................................................................................1.05
         1.14     Account......................................................................................1.05
         1.15     Accrued Benefit..............................................................................1.05
         1.16     Nonforfeitable...............................................................................1.05
         1.17     Plan Year/Limitation Year....................................................................1.05
         1.18     Effective Date ..............................................................................1.05
         1.19     Plan Entry Date..............................................................................1.05
         1.20     Accounting Date..............................................................................1.05
         1.21     Trust........................................................................................1.05
         1.22     Trust Fund...................................................................................1.05
         1.23     Nontransferable Annuity......................................................................1.06
         1.24     ERISA........................................................................................1.06
         1.25     Code.........................................................................................1.06
         1.26     Service......................................................................................1.06
         1.27     Hour of Service..............................................................................1.06
         1.28     Disability...................................................................................1.07
         1.29     Service for Predecessor Employer.............................................................1.07
         1.30     Related Employers............................................................................1.07
         1.31     Leased Employees.............................................................................1.08
         1.32     Special Rules for Owner-Employers............................................................1.08
         1.33     Determination of Top Heavy Status............................................................1.10
         1.34     Paired Plans.................................................................................1.11

ARTICLE II, EMPLOYEE PARTICIPANTS

         2.01     Eligibility..................................................................................2.01
         2.02     Year of Service - Participation..............................................................2.01
         2.03     Break in Service - Participation.............................................................2.01


                                                        ii




         2.04     Participation upon Re-employment.............................................................2.02
         2.05     Change in Employee Status....................................................................2.02
         2.06     Election Not to Participate..................................................................2.02

ARTICLE III, EMPLOYER CONTRIBUTIONS AND FORFEITURES

         3.01     Amount.......................................................................................3.01
         3.02     Determinations of Contribution...............................................................3.01
         3.03     Time of Payment of Contribution..............................................................3.01
         3.04     Contribution Allocation......................................................................3.02
         3.05     Forfeiture Allocation........................................................................3.03
         3.06     Accrual of Benefit...........................................................................3.04
         3.07-3.16  Limitations on Allocations.................................................................3.06
         3.17     Special Allocation Limitation................................................................3.07
         3.18     Defined Benefit Plan Limitation..............................................................3.07
         3.19     Definitions - Article III....................................................................3.08

ARTICLE IV, PARTICIPANT CONTRIBUTIONS

         4.01     Participant Nondeductible Contributions......................................................4.01
         4.02     Participant Deductible Contributions.........................................................4.01
         4.03     Participant Rollover Contributions...........................................................4.01
         4.04     Participant Contribution - Forfeitability....................................................4.02
         4.05     Participant Contribution - Withdrawal/Distribution...........................................4.02
         4.06     Participant Contribution - Accrued Benefit...................................................4.02

ARTICLE V, TERMINATION OF SERVICE - PARTICIPANT VESTING

         5.01     Normal Retirement Age........................................................................5.01
         5.02     Participant Disability or Death..............................................................5.01
         5.03     Vesting Schedule.............................................................................5.01
         5.04     Cash-Out Distributions to Partially-Vested Participants/Restoration
                  of Forfeited Accrued Benefit.................................................................5.02
         5.05     Segregated Account for Repaid Amount.........................................................5.03
         5.06     Year of Service - Vesting....................................................................5.03
         5.07     Break in Service - Vesting...................................................................5.03
         5.08     Included Years of Service - Vesting..........................................................5.03
         5.09     Forfeiture Occurs............................................................................5.03

ARTICLE VI, TIME AND METHOD OF PAYMENT OF BENEFITS

         6.01     Time of Payment of Accrued Benefit...........................................................6.02
         6.02     Method of Payment of Accrued Benefit.........................................................6.04
         6.03     Benefit Payment Elections....................................................................6.05
         6.04     Annuity Distributions to Participants and Surviving Spouses..................................6.06

                                                        iii




         6.05     Waiver Election - Qualified Joint and Survivor Annuity.......................................6.07
         6.06     Waiver Election - Preretirement Survivor Annuity.............................................6.08
         6.07     Distributions Under Domestic Relations Orders................................................6.09

ARTICLE VII, EMPLOYER ADMINISTRATIVE PROVISIONS

         7.01     Information to Committee.....................................................................7.01
         7.02     No Liability.................................................................................7.01
         7.03     Indemnity of Certain Fiduciaries.............................................................7.01
         7.04     Employer Direction of Investment.............................................................7.01
         7.05     Amendment to Vesting Schedule................................................................7.01

ARTICLE VIII, PARTICIPANT ADMINISTRATIVE PROVISIONS

         8.01     Beneficiary Designation......................................................................8.01
         8.02     No Beneficiary Designation/Death of Beneficiary..............................................8.01
         8.03     Personal Data to Committee...................................................................8.02
         8.04     Address for Notification.....................................................................8.02
         8.05     Assignment for Notification..................................................................8.02
         8.06     Notice of Change in Terms....................................................................8.02
         8.07     Litigation Against the Trust.................................................................8.02
         8.08     Information Available........................................................................8.02
         8.09     Appeal Procedure for Denial of Benefits......................................................8.02
         8.10     Participant Direction of Investment..........................................................8.03

ARTICLE IX, ADVISORY COMMITTEE - DUTIES WITH RESPECT TO
PARTICIPANTS' ACCOUNTS

         9.01     Members' Compensation, Expenses..............................................................9.01
         9.02     Term.........................................................................................9.01
         9.03     Powers.......................................................................................9.01
         9.04     General......................................................................................9.01
         9.05     Funding Policy...............................................................................9.02
         9.06     Manner of Action.............................................................................9.02
         9.07     Authorized Representative....................................................................9.02
         9.08     Interested Member............................................................................9.02
         9.09     Individual Accounts..........................................................................9.02
         9.10     Value of Participant's Accrued Benefit.......................................................9.02
         9.11     Allocation and Distribution of Net Income Gain or Loss.......................................9.03
         9.12     Individual Statement.........................................................................9.03
         9.13     Account Charged..............................................................................9.03
         9.14     Unclaimed Account Procedure..................................................................9.03


                                                        iv




ARTICLE X, CUSTODIAN/TRUSTEE, POWERS AND DUTIES

         10.01    Acceptance..................................................................................10.01
         10.02    Receipt of Contributions....................................................................10.01
         10.03    Investment Powers...........................................................................10.05
         10.04    Records and Statements......................................................................10.05
         10.05    Fees and Expenses from Fund.................................................................10.05
         10.06    Parties to Litigation.......................................................................10.05
         10.07    Professional Agents.........................................................................10.05
         10.08    Distribution of Cash or Property............................................................10.06
         10.09    Distribution Directions.....................................................................10.06
         10.10    Third Party/Multiple Trustees...............................................................10.06
         10.11    Resignation.................................................................................10.06
         10.12    Removal.....................................................................................10.06
         10.13    Interim Duties and Successor Trustee........................................................10.06
         10.14    Valuation of Trust..........................................................................10.06
         10.15    Limitation on Liability - If Investment Merger, Ancillary Trustee
                  or Independent Fiduciary Appointed..........................................................10.07
         10.16    Investment in Group Trust Fund..............................................................10.07
         10.17    Appointment of Ancillary Trustee or Independent Fiduciary...................................10.07

ARTICLE XI, PROVISIONS RELATING TO INSURANCE AND INSURANCE
COMPANY

         11.01    Insurance Benefit...........................................................................11.01
         11.02    Limitation on Life Insurance Protection.....................................................11.01
         11.03    Definitions.................................................................................11.02
         11.04    Dividend Plan...............................................................................11.02
         11.05    Insurance Company Not a Party to Agreement..................................................11.02
         11.06    Insurance Company Not Responsible for Trustee's Actions.....................................11.02
         11.07    Insurance Company Responsible for Trustee's Actions.........................................11.03
         11.08    Acquittance.................................................................................11.03
         11.09    Duties of Insurance Company.................................................................11.03

ARTICLE XII, MISCELLANEOUS

         12.01    Evidence....................................................................................12.01
         12.02    No Responsibility for Employer Action.......................................................12.01
         12.03    Fiduciaries Not Insurers....................................................................12.01
         12.04    Waiver of Notice............................................................................12.01
         12.05    Successors..................................................................................12.01
         12.06    Word Usage..................................................................................12.01
         12.07    State Law...................................................................................12.01
         12.08    Employer's Right to Participate.............................................................12.01
         12.09    Employment No Guaranteed....................................................................12.02

                                                         v




ARTICLE XIII, EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

         13.01    Exclusive Benefit...........................................................................13.01
         13.02    Amendment By Employer.......................................................................13.01
         13.03    Amendment By Regional Prototype Plan Sponsor................................................13.01
         13.04    Discontinuance..............................................................................13.02
         13.05    Full Vesting on Termination.................................................................13.02
         13.06    Merger/Direct Transfer......................................................................13.02
         13.07    Termination.................................................................................13.03

ARTICLE XIV, CODE ss.401(k) ARRANGEMENTS

         14.01    Application.................................................................................14.01
         14.02    Code ss.401(k) Arrangement..................................................................14.01
         14.03    Definitions.................................................................................14.03
         14.04    Matching Contributions/Employee Contributions...............................................14.04
         14.05    Time of Payment of Contributions............................................................14.04
         14.06    Special Allocation Provisions - Deferral Contributions,
                  Matching Contributions and Qualified Nonelective Contributions..............................14.05
         14.07    Annual Elective Deferral Limitation.........................................................14.06
         14.08    Actual Deferral Percentage ("ADP") Test.....................................................14.07
         14.09    Nondiscrimination Rules for Employer Matching Contributions/
                  Participant Nondeductible Contributions.....................................................14.10
         14.10    Multiple Use Limitation.....................................................................14.12
         14.11    Distribution Restrictions...................................................................14.13
         14.12    Special Allocation Rules....................................................................14.14

ARTICLE A - APPENDIX TO BASIC PLAN DOCUMENT.....................................................................A-1

ARTICLE B - APPENDIX TO BASIC PLAN DOCUMENT.....................................................................B-1

ARTICLE C - APPENDIX TO BASIC PLAN DOCUMENT.....................................................................C-1

ARTICLE D - APPENDIX TO BASIC PLAN DOCUMENT.....................................................................D-1



                                        ALPHABETICAL LISTING OF DEFINITIONS

Plan Definition                                                                                   Section Reference
                                                                                                      (Page Number)

100% Limitation......................................................................................3.19(1) (3.10)
Account..................................................................................................1.14(l.05)
Accounting Date..........................................................................................1.20(l.05)
Accrued Benefit.........................................................................................1.15 (1.05)
Actual Deferral Percentage ("ADP") Test...............................................................14.08 (14.07)
Adoption Agreement ......................................................................................1.04(l.01)
Advisory Committee......................................................................................1.06 (1.02)
Annual Addition......................................................................................3.19(a) (3.08)
Average Contribution Percentage Test .................................................................14.09 (14.10)
Beneficiary.............................................................................................1.11 (1.03)
Break in Service for Eligibility Purposes...............................................................2.03 (2.01)
Break in Service for Vesting Purposes...................................................................5.07 (5.03)
Cash-out Distribution...................................................................................5.04 (5.01)
Code....................................................................................................1.25 (1.06)
Code ss.411(d)(6) Protected Benefits..................................................................13.02 (13.01)
Compensation.............................................................................................1.12(l.03)
Compensation for Code ss.401 (k) Purposes .........................................................14.03(f) (14.02)
Compensation for Code ss.415 Purposes................................................................3.19(b) (3.08)
Compensation for Top Heavy Purposes...............................................................1.33(B)(3) (1.11)
Contract(s)........................................................................................11.03(c) (11.02)
Custodian Designation..............................................................................10.03[B] (10.02)
Deemed Cash-out Rule.................................................................................5.04(C) (5.02)
Deferral Contributions.............................................................................14.03(g) (14.03)
Deferral Contributions Account........................................................................14.06 (14.05)
Defined Benefit Plan.................................................................................3.19(i) (3.09)
Defined Benefit Plan Fraction.......................................................................(3.19(j) (3.09)
Defined Contribution Plan............................................................................3.19(h) (3.09)
Defined Contribution Plan Fraction...................................................................3.19(k) (3.10)
Determination Date................................................................................1.33(B)(7) (1.11)
Disability..............................................................................................1.28 (l.07)
Distribution Date.......................................................................................6.01 (6.01)
Distribution Restrictions..........................................................................14.03(m) (14.04)
Earned Income ..........................................................................................1.13 (1.05)
Effective Date .........................................................................................1.18 (1.05)
Elective Deferrals.................................................................................14.03(h) (14.03)
Elective Transfer..................................................................................13.06(A) (13.02)
Eligible Employee..................................................................................14.03(c) (14.02)
Employee ................................................................................................1.07(l.02)

                                                        vii





Employee Contributions.............................................................................14.03(n) (14.04)
Employer.................................................................................................1.01(1.01)
Employer Contribution Account.........................................................................14.06 (14.05)
Employer for Code ss.415 Purposes....................................................................3.19(c) (3.08)
Employer for Top Heavy Purposes...................................................................1.33(B)(6) (1.11)
Employment Commencement Date.............................................................................2.02(2.01)
ERISA...................................................................................................1.24 (1.06)
Excess Aggregate Contributions........................................................................14.09 (14.10)
Excess Amount........................................................................................3.19(d) (3.08)
Excess Contributions..................................................................................14.08 (14.07)
Exempt Participant......................................................................................8.01 (8.01)
Forfeiture Break in Service.............................................................................5.08 (5.03)
Group Trust Fund......................................................................................10.16 (10.07)
Hardship..........................................................................................6.01(A)(4) (6.02)
Hardship for Code ss.401(k) Purposes..................................................................14.11 (14.13)
Highly Compensated Employee.............................................................................1.09 (1.02)
Highly Compensated Group...........................................................................14.03(d) (14.02)
Hour of Service.........................................................................................1.27 (1.06)
Incidental Insurance Benefits.........................................................................11.01 (11.01)
Insurable Participant..............................................................................11.03(d) (11.02)
Investment Manager...................................................................................9.04(i) (9.01)
Issuing Insurance Company..........................................................................11.03(b) (11.02)
Joint and Survivor Annuity...........................................................................6.04(A) (6.06)
Key Employee......................................................................................1.33(B)(1) (1.10)
Leased Employees........................................................................................1.31 (1.08)
Limitation Year..................................................................1.17 and 3.19(e) (1.05) and (3.08)
Loan Policy..........................................................................................9.04(A) (9.02)
Mandatory Contributions...............................................................................14.04 (14.04)
Mandatory Contributions Account.......................................................................14.04 (14.04)
Master or Prototype Plan.............................................................................3.19(f) (3.08)
Matching Contributions.............................................................................14.03(i) (14.03)
Maximum Permissible Amount...........................................................................3.19(g) (3.08)
Minimum Distribution Incidental Benefit (MDIB).......................................................6.02(A) (6.03)
Multiple Use Limitation...............................................................................14.10 (14.12)
Named Fiduciary....................................................................................10.03[D] (10.04)
Nonelective Contributions..........................................................................14.03(j) (14.03)
Nonforfeitable..........................................................................................1.16 (1.05)
Nonhighly Compensated Employee.....................................................................14.03(b) (14.02)
Nonhighly Compensated Group........................................................................14.03(e) (14.02)
Non-Key Employee..................................................................................1.33(B)(2) (1.11)
Nontransferable Annuity.................................................................................1.23 (1.06)
Normal Retirement Age...................................................................................5.01 (5.01)
Owner-Employee..........................................................................................1.08 (1.02)

                                                       viii




Paired Plans............................................................................................1.34 (1.11)
Participant.............................................................................................1.10 (1.03)
Participant Deductible Contributions....................................................................4.02 (4.01)
Participant Forfeiture..................................................................................3.05 (3.03)
Participant Loans..................................................................................10.03[E] (10.05)
Participant Nondeductible Contributions.................................................................4.01 (4.01)
Permissive Aggregation Group......................................................................1.33(B)(5) (1.11)
Plan....................................................................................................1.03 (1.01)
Plan Administrator......................................................................................1.05 (1.01)
Plan Entry Year.........................................................................................1.19 (1.05)
Plan Year...............................................................................................1.17 (1.05)
Policy.............................................................................................11.03(a) (11.02)
Predecessor Employer....................................................................................1.29 (1.07)
Preretirement Survivor Annuity.......................................................................6.04(B) (6.06)
Qualified Domestic Relations Order......................................................................6.07 (6.09)
Qualified Matching Contributions...................................................................14.03(k) (14.03)
Qualified Nonelective Contributions ...............................................................14.03(1) (14.03)
Qualifying Employer Real Property..................................................................10.03[F] (10.05)
Qualifying Employer Securities.....................................................................10.03[F] (10.05)
Related Employers........................................................................................1.30(l.07)
Required Aggregation Group........................................................................1.33(B)(4) (1.11)
Required Beginning Date ............................................................................6.01 (B) (6.02)
Rollover Contributions .................................................................................4.03 (4.01)
Self-Employed Individual.................................................................................1.08(l.02)
Service..................................................................................................1.26(l.06)
Term Life Insurance Contract..........................................................................11.03 (11.02)
Top Heavy Minimum Allocation.........................................................................3.04(B) (3.01)
Top Heavy Ratio..........................................................................................1.33(l.09)
Trust....................................................................................................1.21(l.05)
Trustee..................................................................................................1.02(l.01)
Trustee Designation................................................................................10.03 [A](10.01)
Trust Fund..............................................................................................1.22 (1.05)
Weighted Average Allocation Method ...................................................................14.12 (14.14)
Year of Service for Eligibility Purposes................................................................2.02 (2.01)
Year of Service for Vesting Purposes.....................................................................5.06(5.03)


                         CPI Pension Services Sponsored
                         ------------------------------

             DEFINED CONTRIBUTION PROTOTYPE PLAN AND TRUST AGREEMENT
                            BASIC PLAN DOCUMENT # 01
                                                  --

         CPI Pension Services Sponsored, in its capacity as Regional Prototype
         ------------------------------
Plan Sponsor, establishes this Prototype Plan intended to conform to and qualify under ss.401 and ss.501 of the Internal Revenue Code of 1986, as amended. An Employer establishes a Plan and Trust under this Prototype Plan by executing an Adoption Agreement. If the Employer adopts this Plan as a restated Plan in substitution for, and in amendment of, an existing plan, the provisions of this Plan, as a restated Plan, apply solely to an Employee whose employment with the Employer terminates on or after the restated Effective Date of the Employer's Plan. If an Employee's employment with the Employer terminates prior to the restated Effective Date, that Employee is entitled to benefits under the Plan as the Plan existed on the date of the Employee's termination of employment.

                                    ARTICLE I
                                   DEFINITIONS

         1.01 "Employer" means each employer who adopts this Plan by executing an Adoption Agreement.

         1.02 "Trustee" means the person or persons who as Trustee execute the Employer's Adoption Agreement, or any successor in office who in writing accepts the position of Trustee. The Employer must designate in its Adoption Agreement whether the Trustee will administer the Trust as a discretionary Trustee or as a nondiscretionary Trustee. If a person acts as a discretionary Trustee, the Employer also may appoint a Custodian. See Article X.

         1.03 "Plan" means the retirement plan established or continued by the Employer in the form of this Agreement, including the Adoption Agreement under which the Employer has elected to participate in this Prototype Plan. The Employer must designate the name of the Plan in its Adoption Agreement. An Employer may execute more than one Adoption Agreement offered under this Prototype Plan, each of which will constitute a separate Plan and Trust established or continued by that Employer. The Plan and the Trust created by each adopting Employer is a separate Plan and a separate Trust, independent from the plan and the trust of any other employer adopting this Prototype Plan. All section references within the Plan are Plan section references unless the context clearly indicates otherwise.

         1.04 "Adoption Agreement" means the document executed by each Employer adopting this Prototype Plan. The terms of this Prototype Plan as modified by the terms of an adopting Employer's Adoption Agreement constitute a separate Plan and Trust to be construed as a single Agreement. Each elective provision of the Adoption Agreement corresponds by section reference to the section of the Plan which grants the election. Each Adoption Agreement offered under this

                                       1.01

Prototype Plan is either a Nonstandardized Plan or a Standardized Plan, as identified in the preamble to that Adoption Agreement. The provisions of this Prototype Plan apply equally to Nonstandardized Plans and to Standardized Plans unless otherwise specified.

         1.05 "Plan Administrator" is the Employer unless the Employer designates another person to hold the position of Plan Administrator. In addition to his other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

         1.06 "Advisory Committee" means the Employer's Advisory Committee as from time to time constituted.

         1.07 "Employee" means any employee (including a Self-Employed Individual) of the Employer. The Employer must specify in its Adoption Agreement any Employee, or class of Employees, not eligible to participate in the Plan. If the Employer elects to exclude collective bargaining employees, the exclusion applies to any employee of the Employer included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers unless the collective bargaining agreement requires the employee to be included within the Plan. The term "employee representatives" does not include any organization more than half the members of which are owners, officers, or executives of the Employer.

         1.08 "Self-Employed Individual/Owner-Employee." "Self-Employed Individual" means an individual who has Earned Income (or who would have had Earned Income but for the fact that the trade or business did not have net earnings) for the taxable year from the trade or business for which the Plan is established. "Owner-Employee" means a Self-Employed Individual who is the sole proprietor in the case of a sole proprietorship. If the Employer is a partnership, "Owner-Employee" means a Self-Employed Individual who is a partner and owns more than 10% of either the capital or profits interest of the partnership.

         1.09 "Highly Compensated Employee" means an Employee who, during the Plan Year, or during the preceding 12-month period:

         (a) is a more than 5% owner of the Employer (applying the constructive ownership rules of Code ss.318, and applying the principles of Code ss.318, for an unincorporated entity);

         (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

         (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of employees (based on Compensation for the relevant year); or


                                       1.02

         (d) has Compensation in excess of 50% of the dollar amount prescribed in Code ss.415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

         If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but does not satisfy clause (b), (c) or (d) during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code ss.4l4(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Advisory Committee will treat the highest paid officer as satisfying clause (d) for that year.

         For purposes of this Section 1.09, "Compensation" means Compensation as defined in Section 1.12, except any exclusions from Compensation elected in the Employer's Adoption Agreement Section 1.12 do not apply, and Compensation must include "elective contributions" (as defined in Section 1.12). The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includible in clause
(d) and the relevant Compensation, consistent with Code ss.414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Advisory Committee will treat a Highly Compensated Employee and all family members (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) as a single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than 5% owner or is one of the 10 Highly Compensated Employees with the greatest Compensation for the Plan Year. This aggregation rule. applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

         The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.09 or received Compensation in excess of $50,000 during: (1) the year of his Separation from Service (or the prior year); or (2) any year ending after his 54th birthday.

         1.10 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.


                                       1.03

         1.11 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

         1.12 "Compensation" means, except as provided in the Employer's Adoption Agreement, the Participant's Earned Income, wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses). The Employer must elect in its Adoption Agreement whether to include elective contributions in the definition of Compensation. "Elective contributions" are amounts excludible from the Employee's gross income under Code ss.ss.125, 402(a)(8), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code ss.401(k) arrangement, a Simplified Employee Pension, cafeteria plan or tax-sheltered annuity. The term "Compensation" does not include:

         (a) Employer contributions (other than "elective contributions," if includible in the definition of Compensation under Section 1.12 of the Employer's Adoption Agreement) to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

         (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

         (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code.

         (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code ss.403(b) (whether or not the contributions are excludible from the gross income of the Employee), other than "elective contributions," if elected in the Employer's Adoption Agreement.


                                       1.04

         Any reference in this Plan to Compensation is a reference to the definition in this Section 1.12, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period. A Compensation payment includes Compensation by the Employer through another person under the common paymaster provisions in Code ss.ss.3121 and 3306.

(A) LIMITATIONS ON COMPENSATION.

         (1) COMPENSATION DOLLAR LIMITATION. For any Plan Year beginning after December 31, 1988, the Advisory Committee must take into account only the first $200,000 (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. For any Plan Year beginning prior to January 1, 1989, this $200,000 limitation (but not the family aggregation requirement described in the next paragraph) applies only if the Plan is top heavy for such Plan Year or operates as a deemed top heavy plan for such Plan Year.

         (2) APPLICATION OF COMPENSATION LIMITATION TO CERTAIN FAMILY MEMBERS. The $200,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section
1.09 who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If, for a Plan Year, the combined Compensation of the Employee and such family members who are Participants entitled to an allocation for that Plan Year exceeds the $200,000 (or adjusted) limitation, "Compensation" for each such Participant, for purposes of the contribution and allocation provisions of Article III, means his Adjusted Compensation. Adjusted Compensation is the amount which bears the same ratio to the $200,000 (or adjusted) limitation as the affected Participant's Compensation (without regard to the $200,000 Compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit. If the Plan uses permitted disparity, the Advisory Committee must determine the integration level of each affected family member Participant prior to the proration of the $200,000 Compensation limitation, but the combined integration level of the affected Participants may not exceed $200,000 (or the adjusted limitation). The combined Excess Compensation of the affected Participants in the family unit may not exceed $200,000 (or the adjusted limitation) minus the affected Participants' combined integration level (as determined under the preceding sentence). If the combined Excess Compensation exceeds this limitation, the Advisory Committee will prorate the Excess Compensation limitation among the affected Participants in the family unit in proportion to each such individual's Adjusted Compensation minus his integration level. If the Employer's Plan is a Nonstandardized Plan, the Employer may elect to use a different method in determining the Adjusted Compensation of the affected Participants by specifying that method in an addendum to the Adoption Agreement, numbered Section 1.12.

(B) NONDISCRIMINATION. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.12, except: (1) the Employer may elect to include or to exclude elective contributions,

                                       1.05
irrespective of the Employer's election in its Adoption Agreement regarding elective contributions; and (2) the Employer will not give effect to any elections made in the "modifications to Compensation definition" section of Adoption Agreement Section 1.12. The Employer's election described in clause (1) must be consistent and uniform with respect to all Employees and all plans of the Employer for any particular Plan Year. If the Employer's Plan is a Nonstandardized Plan, the Employer, irrespective of clause (2), may elect to exclude from this nondiscrimination definition of Compensation any items of Compensation excludible under Code ss.414(s) and the applicable Treasury regulations, provided such adjusted definition conforms to the nondiscrimination requirements of those regulations.

         1.13 "Earned Income" means net earnings from self-employment in the trade or business with respect to which the Employer has established the Plan, provided personal services of the individual are a material income producing factor. The Advisory Committee will determine net earnings without regard to items excluded from gross income and the deductions allocable to those items. The Advisory Committee will determine net earnings after the deduction allowed to the Self-Employed Individual for all contributions made by the Employer to a qualified plan and, for Plan Years beginning after December 31, 1989, the deduction allowed to the Self-Employed under Code ss. 164(f) for self-employment taxes.

         1.14 "Account" means the separate account(s) which the Advisory Committee or the Trustee maintains for a Participant under the Employer's Plan.

         1.15 "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from both Employer contributions and Employee contributions, if any.

         1.16 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

         1.17 "Plan Year" means the fiscal year of the Plan, the consecutive month period specified in the Employer's Adoption Agreement. The Employer's Adoption Agreement also must specify the "Limitation Year" applicable to the limitations on allocations described in Article III. If the Employer maintains Paired Plans, each Plan must have the same Plan Year.

         1.18 "Effective Date" of this Plan is the date specified in the Employer's Adoption Agreement.

         1.19 "Plan Entry Date" means the date(s) specified in Section 2.01 of the Employer's Adoption Agreement.

         1.20 "Accounting Date" is the last day of an Employer's Plan Year. Unless otherwise specified in the Plan, the Advisory Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.


                                       1.06

         1.21     "Trust" means the separate Trust created under the Employer's
Plan.

         1.22 "Trust Fund" means all property of every kind held or acquired by the Employer's Plan, other than incidental benefit insurance contracts.

         1.23 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Plan distributes an annuity contract, the contract must be a Nontransferable Annuity.

         1.24 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.25     "Code" means the Internal Revenue Code of 1986, as amended.

         1.26 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. "Separation from Service" means the Employee no longer has an employment relationship with the Employer maintaining this Plan.

         1.27     "Hour of Service" means:

         (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

         (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

         (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single

                                       1.07
         computation period). The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. ss.2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

         The Advisory Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this
Section 1.27 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service. The Advisory Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

(A) METHOD OF CREDITING HOURS OF SERVICE. The Employer must elect in its Adoption Agreement the method the Advisory Committee will use in crediting an Employee with Hours of Service. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. If the Employer elects to apply an "equivalency" method, for each equivalency period for which the Advisory Committee would credit the Employee with at least one Hour of Service, the Advisory Committee will credit the Employee with:
(i) 10 Hours of Service for a daily equivalency; (ii) 45 Hours of Service for a weekly equivalency; (iii) 95 Hours of Service for a semimonthly payroll period equivalency; and (iv) 190 Hours of Service for a monthly equivalency.

(B) MATERNITY/PATERNITY LEAVE. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

         1.28 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee

                                       1.08
considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a Participant to submit to a physical examination in order to confirm disability. The Advisory Committee will apply the provisions of this
Section 1.28 in a nondiscriminatory, consistent and uniform manner. If the Employer's Plan is a Nonstandardized Plan, the Employer may provide an alternate definition of disability in an addendum to its Adoption Agreement, numbered
Section 1.28.

         1.29 SERVICE FOR PREDECESSOR EMPLOYER. If the Employer maintains the
              ---------------------------------
plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer. If the Employer does not maintain the plan of a predecessor employer, the Plan does not credit service with the predecessor employer, unless the Employer identifies the predecessor in its Adoption Agreement and specifies the purposes for which the Plan will credit service with that predecessor employer.

         1.30 RELATED EMPLOYERS. A related group is a controlled group of
              ------------------
corporations (as defined in Code ss.414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code ss.414(c)) or an affiliated service group (as defined in Code ss.414(m) or in Code ss.414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the Participation Test and the Coverage Test under Section 3.06(E), applying the limitations on allocations in Part 2 of Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. However, an Employer may contribute to the Plan only by being a signatory to the Execution Page of the Adoption Agreement or to a Participation Agreement to the Employer's Adoption Agreement. If one or more of the Employer's related group members become Participating Employers by executing a Participation Agreement to the Employer's Adoption Agreement, the term "Employer" includes the participating related group members for all purposes of the Plan, and "Plan Administrator" means the Employer that is the signatory to the Execution Page of the Adoption Agreement.

         If the Employer's Plan is a Standardized Plan, all Employees of the Employer or of any member of the Employer's related group, are eligible to participate in the Plan, irrespective of whether the related group member directly employing the Employee is a Participating Employer. If the Employer's Plan is a Nonstandardized Plan, the Employer must specify in Section 1.07 of its Adoption Agreement, whether the Employees of related group members that are not Participating Employers are eligible to participate in the Plan. Under a Nonstandardized Plan, the Employer may elect to exclude from the definition of "Compensation" for allocation purposes

                                       1.09
any Compensation received from a related employer that has not executed a Participation Agreement and whose Employees are not eligible to participate in the Plan.

         1.31     LEASED EMPLOYEES. The Plan treats a Leased Employee as an
                  ----------------
Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code ss. 144(a)(3)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. If a Leased Employee is treated as an Employee by reason of this
Section 1.31 of the Plan, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

(A) SAFE HARBOR PLAN EXCEPTION. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code ss.415(c)(3) plus elective contributions (as defined in Section 1.12).

         (B) OTHER REQUIREMENTS. The Advisory Committee must apply this Section
         1.31 in a manner consistent with Code ss.ss.414(n) and 414(o) and the regulations issued under those Code sections. The Employer must specify in the Adoption Agreement the manner in which the Plan will determine the allocation of Employer contributions and Participant forfeitures on behalf of a Participant if the Participant is a Leased Employee covered by a plan maintained by the leasing organization.

         1.32 SPECIAL RULES FOR OWNER-EMPLOYEES. The following special
              ---------------------------------
 provisions and restrictions apply to Owner-Employees:

         (a) If the Plan provides contributions or benefits for an Owner-Employee or for a group of Owner-Employees who controls the trade or business with respect to which this Plan is established and the Owner-Employee or Owner-Employees also control as Owner- Employees one or more other trades or businesses, plans must exist or be established with respect to all the controlled trades or businesses so that when the plans are combined they form a single plan which satisfies the requirements of Code ss.401(a) and Code ss.401(d) with respect to the employees of the controlled trades or businesses.

         (b) The Plan excludes an Owner-Employee or group of Owner-Employees if the Owner-Employee or group of Owner-Employees controls any other trade or business, unless the

                                      1.10
         employees of the other controlled trade or business participate in a plan which satisfies the requirements of Code ss.401(a) and Code ss.401(d). The other qualified plan must provide contributions and benefits which are not less favorable than the contributions and benefits provided for the Owner-Employee or group of Owner-Employees under this Plan, or if an Owner-Employee is covered under another qualified plan as an Owner-Employee, then the plan established with respect to the trade or business he does control must provide contributions or benefits as favorable as those provided under the most favorable plan of the trade or business he does not control. If the exclusion of this paragraph (b) applies and the Employer's Plan is a Standardized Plan, the Employer may not participate or continue to participate in this Prototype Plan and the Employer's Plan becomes an individually-designed plan for purposes of qualification reliance.

         (c) For purposes of paragraphs (a) and (b) of this Section 1.32, an Owner-Employee or group of Owner-Employees controls a trade or business if the Owner-Employee or Owner-Employees together (1) own the entire interest in an unincorporated trade or business, or (2) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

         1.33 DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only
              ---------------------------------
qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Advisory Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code ss.416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code ss.416 and the regulations under that Code section.

         If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.33, taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The

                                      1.11

Advisory Committee will calculate the present value of accrued benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terns of those plans, Code ss.416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his accrued benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code ss.411(b)(1)(C). If the Employer maintains a defined benefit plan, the Employer must specify in Adoption Agreement Section
3.18 the actuarial assumptions (interest and mortality only) the Advisory Committee will use to calculate the present value of benefits from a defined benefit plan. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code ss.416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

(A) STANDARDIZED PLAN. If the Employer's Plan is a Standardized Plan, the Plan operates as a deemed top heavy plan in all Plan Years, except, if the Standardized Plan includes a Code ss.401 (k) arrangement, the Employer may elect to apply the top heavy requirements only in Plan Years for which the Plan actually is top heavy. Under a deemed top heavy plan, the Advisory Committee need not determine whether the Plan actually is top heavy. However, if the Employer, in Adoption Agreement Section 3.18, elects to override the 100% limitation, the Advisory Committee will need to determine whether a deemed top heavy Plan's top heavy ratio for a Plan Year exceeds 90%.

(B) DEFINITIONS. For purposes of applying the provisions of this Section 1.33:

         (1) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code ss.415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code ss.415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code ss.318 (or the principles of that section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code ss.414(q) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code ss.416(i)(1) and the regulations under that Code section.

                                      1.12

         (2) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.

         (3) "Compensation" means Compensation as determined under Section 1.09 for purposes of identifying Highly Compensated Employees.

         (4) "Required Aggregation Group" means: (i) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (ii) any other qualified plan of the Employer which enables a plan described in clause (i) to meet the requirements of Code ss.401(a)(4) or of Code ss.410.

         (5) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code ss.401(a)(4) and of Code ss.410. The Advisory Committee will determine the Permissive Aggregation Group.

         (6) "Employer" means the Employer that adopts this Plan and any related employers described in Section 1.30.

         (7) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year. The "Determination Period" is the 5 year period ending on the Determination Date.

         1.34 "Paired Plans" means the Employer has adopted two Standardized Plan Adoption Agreements offered with this Prototype Plan, one Adoption Agreement being a Paired Profit Sharing Plan and one Adoption Agreement being a Paired Pension Plan. A Paired Profit Sharing Plan may include a Code ss.401 (k) arrangement. A Paired Pension Plan must be a money purchase pension plan or a target benefit pension plan. Paired Plans must be the subject of a favorable opinion letter issued by the National Office of the Internal Revenue Service. This Prototype Plan does not pair any of its Standardized Plan Adoption Agreements with Standardized Plan Adoption Agreements under a defined benefit prototype plan.

                            * * * * * * * * * * * * *








                                      1.13

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

         2.01 ELIGIBILITY. Each Employee becomes a Participant in the Plan in
              -----------
accordance with the participation option selected by the Employer in its Adoption Agreement. If this Plan is a restated Plan, each Employee who was a Participant in the Plan on the day before the Effective Date continues as a Participant in the Plan, irrespective of whether he satisfies the participation conditions in the restated Plan, unless otherwise provided in the Employer's Adoption Agreement.

         2.02 YEAR OF SERVICE - PARTICIPATION. For purposes of an Employee's
              -------------------------------
participation in the Plan under Adoption Agreement Section 2.01, the Plan takes into account all of his Years of Service with the Employer, except as provided in Section 2.03. "Year of Service" means an eligibility computation period during which the Employee completes not less than the number of Hours of Service specified in the Employer's Adoption Agreement. The initial eligibility computation period is the first 12 consecutive month period measured from the Employment Commencement Date. The Plan measures succeeding eligibility computation periods in accordance with the option selected by the Employer in its Adoption Agreement. If the Employer elects to measure subsequent periods on a Plan Year basis, an Employee who receives credit for the required number of Hours of Service during the initial eligibility computation period and during the first applicable Plan Year will receive credit for two Years of Service under Article II. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer. If the Employer elects a service condition under Adoption Agreement Section 2.01 based on months, the Plan does not apply any Hour of Service requirement after the completion of the first Hour of Service.

         2.03 BREAK IN SERVICE - PARTICIPATION. An Employee incurs a "Break in
              ---------------------------------
Service" if during any 12 consecutive month period he does not complete more than 500 Hours of Service with the Employer. The "12 consecutive month period" under this Section 2.03 is the same 12 consecutive month period for which the Plan measures "Years of Service" under Section 2.02.

(A) 2-YEAR ELIGIBILITY. If the Employer elects a 2 years of service condition for eligibility purposes under Adoption Agreement Section 2.01, the Plan treats an Employee who incurs a one year Break in Service and who has never become a Participant as a new Employee on the date he first performs an Hour of Service for the Employer after the Break in Service.

(B) SUSPENSION OF YEARS OF SERVICE. The Employer must elect in its Adoption Agreement whether a Participant will incur a suspension of Years of Service after incurring a one year Break in Service. If this rule applies under the Employer's Plan, the Plan disregards a Participant's Years of Service (as defined in Section 2.02) earned prior to a Break in Service until the Participant completes another Year of Service and the Plan suspends the Participant's participation in the Plan. If the Participant completes a Year of Service following his Break in Service, the Plan

                                       2.01
restores that Participant's pre-Break Years of Service (and the Participant resumes active participation in the Plan) retroactively to the first day of the computation period in which the Participant earns the first post-Break Year of Service. The initial computation period under this Section 2.03(B) is the 12 consecutive month period measured from the date the Participant first receives credit for an Hour of Service following the one year Break in Service period. The Plan measures any subsequent periods, if necessary, in a manner consistent with the computation period selection in Adoption Agreement Section 2.02. This
Section 2.03(B) does not affect a Participant's vesting credit under Article V and, during a suspension period, the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11. Furthermore, this Section 2.03(B) will not result in the restoration of any Year of Service disregarded under the Break in Service rule of Section 2.03(A).

         2.04 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment
              --------------------------------
with the Employer terminates will re-enter the Plan as a Participant on the date of his re-employment, subject to the Break in Service rule, if applicable, under Section 2.03(B). An Employee who satisfies the Plan's eligibility conditions but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his re-employment, subject to the Break in Service rule, if applicable, under Section 2.03(B). Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with Adoption Agreement Section 2.01.

         2.05 CHANGE IN EMPLOYEE STATUS. If a Participant has not incurred a
              -------------------------
Separation from Service but ceases to be eligible to participate in the Plan, by reason of employment within an employment classification excluded by the Employer under Adoption Agreement Section 1.07, the Advisory Committee must treat the Participant as an Excluded Employee during the period such a Participant is subject to the Adoption Agreement exclusion. The Advisory Committee determines a Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if applicable, by disregarding his Compensation paid by the Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11.

         If an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of Section 2.01 and would have been a Participant had he not been an Excluded Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with the Employer as an Excluded Employee for purposes of vesting credit under Article V.



                                       2.02

         2.06 ELECTION NOT TO PARTICIPATE. If the Employer's Plan is a
              ---------------------------
Standardized Plan, the Plan does not permit an otherwise eligible Employee nor any Participant to elect not to participate in the Plan. If the Employer's Plan is a Nonstandardized Plan, the Employer must specify in its Adoption Agreement whether an Employee eligible to participate, or any present Participant, may elect not to participate in the Plan. For an election to be effective for a particular Plan Year, the Employee or Participant must file the election in writing with the Plan Administrator not later than the time specified in the Employees Adoption Agreement. The Employer may not make a contribution under the Plan for the Employee or for the Participant for the Plan Year for which the election is effective, nor for any succeeding Plan Year, unless the Employee or Participant re-elects to participate in the Plan. After an Employee's or Participant's election not to participate has been effective for at least the minimum period prescribed by the Employer's Adoption Agreement, the Employee or Participant may re-elect to participate in the Plan for any Plan Year and subsequent Plan Years. An Employee or Participant may re-elect to participate in the Plan by filing his election in writing with the Plan Administrator not later than the time specified in the Employer's Adoption Agreement. An Employee or Participant who re-elects to participate may again elect not to participate only as permitted in the Employer's Adoption Agreement. If an Employee is a Self-Employed Individual, the Employee's election (except as permitted by Treasury regulations without creating a Code ss.401(k) arrangement with respect to that Self-Employed Individual) must be effective no later than the date the Employee first would become a Participant in the Plan and the election is irrevocable. The Plan Administrator must furnish an Employee or a Participant any form required for purposes of an election under this Section 2.06. An election timely filed is effective for the entire Plan Year.

         A Participant who elects not to participate may not receive a distribution of his Accrued Benefit attributable either to Employer or to Participant contributions except as provided under Article IV or under Article
VI. However, for each Plan Year for which a Participant's election not to participate is effective, the Participant's Account, if any, continues to share in Trust Fund allocations under Article IX. Furthermore, the Employee or the Participant receives vesting credit under Article V for each included Year of Service during the period the election not to participate is effective.

                            * * * * * * * * * * * * *






                                       2.03

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

PART 1. AMOUNT OF EMPLOYER CONTRIBUTIONS AND PLAN ALLOCATIONS: SECTIONS 3.01
----------------------------------------------------------------------------
THROUGH 3.06
------------

         3.01 AMOUNT. For each Plan Year, the Employer contributes to the Trust
              ------
the amount determined by application of the contribution option selected by the Employer in its Adoption Agreement. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts.

         The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code ss.404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

         (a) The Employer made the contribution by mistake of fact; or

         (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

         The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

         3.02 DETERMINATION OF CONTRIBUTION. The Employer, from its records,
              ------------------------------
determines the amount of any contributions to be made by it to the Trust under the terns of the Plan.

         3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its
              --------------------------------
contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Plan within the time prescribed by the Code or applicable Treasury regulations. Subject to the consent of the Trustee, the Employer may make its contribution in property rather than in cash, provided the contribution of property is not a prohibited transaction under the Code or under ERISA.


                                       3.01

         3.04 CONTRIBUTION ALLOCATION.
              ------------------------

(A) Method of Allocation. The Employer must specify in its Adoption Agreement the manner of allocating each annual Employer contribution to this Trust.

(B) Top Heavy Minimum Allocation. The Plan must comply with the provisions of this Section 3.04(B), subject to the elections in the Employer's Adoption Agreement.

         (1) Top Heavy Minimum Allocation Under Standardized Plan. Subject to the Employer's election under Section 3.04(B)(3), the top heavy minimum allocation requirement applies to a Standardized Plan for each Plan Year, irrespective of whether the Plan is top heavy.

         (a) Each Participant employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year. The Employer may elect in Section 3.04 of its Adoption Agreement to apply this paragraph (a) only to a Participant who is a Non-Key Employee.

         (b) Subject to any overriding elections in Section 3.18 of the Employer's Adoption Agreement, the top heavy minimum allocation is the lesser of 3% of the Participant's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Participant for the Plan Year. However, if the Employee participates in Paired Plans, the top heavy minimum allocation is 3% of his Compensation. If, under Adoption Agreement Section 3.04, the Employer elects to apply paragraph (a) only to a Participant who is a Non-Key Employee, the Advisory Committee will determine the "highest contribution rate" described in the first sentence of this paragraph
         (b) by reference only to the contribution rates of Participants who are Key Employees for the Plan Year.

         (2) TOP HEAVY MINIMUM ALLOCATION UNDER NONSTANDARDIZED PLAN. The top heavy minimum allocation requirement applies to a Nonstandardized Plan only in Plan Years for which the Plan is top heavy. Except as provided in the Employer's Adoption Agreement, if the Plan is top heavy in any Plan Year:

         (a) Each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.06 of the Employer's Adoption Agreement; and

         (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code ss.401(a)(4) or the coverage rules of Code ss.410 (or

                                       3.02
         another plan benefitting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

         (3) SPECIAL ELECTION FOR STANDARDIZED CODE SS.401(K) PLAN. If the Employer's Plan is a Standardized Code ss.401(k) Plan, the Employer may elect in Adoption Agreement Section 3.04 to apply the top heavy minimum allocation requirements of Section 3.04(B)(1) only for Plan Years in which the Plan actually is a top heavy plan.

         (4) SPECIAL DEFINITIONS. For purposes of this Section 3.04(B), the term "Participant" includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because of his Compensation level or because of his failure to make elective deferrals under a Code ss.401(k) arrangement or because of his failure to make mandatory contributions. For purposes of subparagraph (1)(b) or (2)(b), "Compensation" means Compensation as defined in
Section 1.12, except Compensation does not include elective contributions, irrespective of whether the Employer has elected to include these amounts in
Section 1.12 of its Adoption Agreement, any exclusion selected in Section 1.12 of the Adoption Agreement (other than the exclusion of elective contributions) does not apply, and any modification to the definition of Compensation in
Section 3.06 does not apply.

         (5) DETERMINING CONTRIBUTION RATES. For purposes of this Section 3.04(B), a Participant's contribution rate is the sum of all Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for purposes of satisfying a Participant's top heavy minimum allocation in Plan Years beginning after December 31, 1988, the Participant's contribution rate does not include any elective contributions under a Code ss.401(k) arrangement nor any Employer matching contributions allocated on the basis of those elective contributions or on the basis of employee contributions, except a Nonstandardized Plan may include in the contribution rate any matching contributions not necessary to satisfy the nondiscrimination requirements of Code ss.401 (k) or of Code ss.401(m).

         If the Employee is a Participant in Paired Plans, the Advisory Committee will consider the Paired Plans as a single Plan to determine a Participant's contribution rate and to determine whether the Plans satisfy this top heavy minimum allocation requirement. To determine a Participant's contribution rate under a Nonstandardized Plan, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.30) as a single plan.

         (6) NO ALLOCATIONS. If, for a Plan Year, there are no allocations of Employer contributions or forfeitures for any Participant (for purposes of Section 3.04 (B)(1)(b)) or for any Key Employee (for purposes of Section 3.04(B)(2)(b)), the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

                                       3.03

         (7) ELECTION OF METHOD. The Employer must specify in its Adoption Agreement the manner in which the Plan will satisfy the top heavy minimum allocation requirement.

         (a) If the Employer elects to make any necessary additional contribution to this Plan, the Advisory Committee first will allocate the Employer contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the provisions of Adoption Agreement
         Section 3.04. The Employer then will contribute an additional amount for the Account of any Participant entitled under this Section 3.04(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under paragraph (5), is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

         (b) If the Employer elects to guarantee the top heavy minimum allocation under another plan, this Plan does not provide the top heavy minimum allocation and the Advisory Committee will allocate the annual Employer contributions (and Participant forfeitures) under the Plan solely in accordance with the allocation method selected under Adoption Agreement Section 3.04.

         3.05 FORFEITURE ALLOCATION. The amount of a Participant's Accrued
              ---------------------
Benefit forfeited under the Plan is a Participant forfeiture. The Advisory Committee will allocate Participant forfeitures in the manner specified by the Employer in its Adoption Agreement. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 5.09 or if applicable, until the time specified in
Section 9.14. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit.

         3.06 ACCRUAL OF BENEFIT. The Advisory Committee will determine the
              ------------------
accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year in accordance with the Employer's elections in its Adoption Agreement.

(A) COMPENSATION TAKEN INTO ACCOUNT. The Employer must specify in its Adoption Agreement the Compensation the Advisory Committee is to take into account in allocating an Employer contribution to a Participant's Account for the Plan Year in which the Employee first becomes a Participant. For all other Plan Years, the Advisory Committee will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant. The Advisory Committee must take into account the Employee's entire Compensation for the Plan Year to determine whether the Plan satisfies the top heavy minimum allocation requirement of Section 3.04(B). The Employer, in an addendum to its Adoption

                                       3.04

Agreement numbered 3.06(A), may elect to measure Compensation for the Plan Year for allocation purposes on the basis of a specified period other than the Plan Year.

(B) HOURS OF SERVICE REQUIREMENT. Subject to the applicable minimum allocation requirement of Section 3.04, the Advisory Committee will not allocate any portion of an Employer contribution for a Plan Year to any Participant's Account if the Participant does not complete the applicable minimum Hours of Service requirement specified in the Employer's Adoption Agreement.

(C) EMPLOYMENT REQUIREMENT. If the Employer's Plan is a Standardized Plan, a Participant, who, during a particular Plan Year, completes the accrual requirements of Adoption Agreement Section 3.06 will share in the allocation of Employer contributions for that Plan Year without regard to whether he is employed by the Employer on the Accounting Date of that Plan Year. If the Employer's Plan is a Nonstandardized Plan, the Employer must specify in its Adoption Agreement whether the Participant will accrue a benefit if he is not employed by the Employer on the Accounting Date of the Plan Year. If the Employer's Plan is a money purchase plan or a target benefit plan, whether Nonstandardized or Standardized, the Plan conditions benefit accrual on employment with the Employer on the last day of the Plan Year for the Plan Year in which the Employer terminates the Plan.

(D) OTHER REQUIREMENTS. If the Employer's Adoption Agreement includes options for other requirements affecting the Participant's accrual of benefits under the Plan, the Advisory Committee will apply this Section 3.06 in accordance with the Employer's Adoption Agreement selections.

(E) SUSPENSION OF ACCRUAL REQUIREMENTS UNDER NONSTANDARDIZED PLAN. If the Employer's Plan is a Nonstandardized Plan, the Employer may elect in its Adoption Agreement to suspend the accrual requirements elected under Adoption Agreement Section 3.06 if, for any Plan Year beginning after December 31, 1989, the Plan fails to satisfy the Participation Test or the Coverage Test. A Plan satisfies the Participation Test if, on each day of the Plan Year, the number of Employees who benefit under the Plan is at least equal to the lesser of 50 or 40% of the total number of Includible Employees as of such day. A Plan satisfies the Coverage Test if, on the last day of each quarter of the Plan Year, the number of Nonhighly Compensated Employees who benefit under the Plan is at least equal to 70% of the total number of Includible Nonhighly Compensated Employees as of such day. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion under Adoption Agreement Section 1.07 or by reason of the participation requirements of Sections 2.01 and 2.03; and (2) any Employee who incurs a Separation from Service during the Plan Year and fails to complete at least 501 Hours of Service for the Plan Year. A "Nonhighly Compensated Employee" is an Employee who is not a Highly Compensated Employee and who is not a family member aggregated with a Highly Compensated Employee pursuant to Section 1.09 of the Plan.


                                       3.05

         For purposes of the Participation Test and the Coverage Test, an Employee is benefitting under the Plan on a particular date if, under Adoption Agreement Section 3.04, he is entitled to an allocation for the Plan Year. Under the Participation Test, when determining whether an Employee is entitled to an allocation under Adoption Agreement Section 3.04, the Advisory Committee will disregard any allocation required solely by reason of the top heavy minimum allocation, unless the top heavy minimum allocation is the only allocation made under the Plan for the Plan Year.

         If this Section 3.06(E) applies for a Plan Year, the Advisory Committee will suspend the accrual requirements for the Includible Employees who are Participants, beginning first with the Includible Employee(s) employed with the Employer on the last day of the Plan Year, then the Includible Employee(s) who have the latest Separation from Service during the Plan Year, and continuing to suspend in descending order the accrual requirements for each Includible Employee who incurred an earlier Separation from Service, from the latest to the earliest Separation from Service date, until the Plan satisfies both the Participation Test and the Coverage Test for the Plan Year. If two or more Includible Employees have a Separation from Service on the same day, the Advisory Committee will suspend the accrual requirements for all such Includible Employees, irrespective of whether the Plan can satisfy the Participation Test and the Coverage Test by accruing benefits for fewer than all such Includible Employees. If the Plan suspends the accrual requirements for an Includible Employee, that Employee will share in the allocation of Employer contributions and Participant forfeitures, if any, without regard to the number of Hours of Service he has earned for the Plan Year and without regard to whether he is employed by the Employer on the last day of the Plan Year. If the Employer's Plan includes Employer matching contributions subject to Code ss.401(m), this suspension of accrual requirements applies separately to the Code ss.401 (m) portion of the Plan, and the Advisory Committee will treat an Employee as benefitting under that portion of the Plan if he is an Eligible Employee for purposes of the Code ss.401(m) nondiscrimination test. The Employer may modify the operation of this Section 3.06(E) by electing appropriate modifications in
Section 3.06 of its Adoption Agreement.

PART 2. LIMITATIONS ON ALLOCATIONS: SECTIONS 3.07 THROUGH 3.19
        ------------------------------------------------------

         [NOTE: Sections 3.07 through 3.10 apply only to Participants in this Plan who do not participate, and who have never participated, in another qualified plan or in a welfare benefit fund (as defined in Code ss.419(e)) maintained by the Employer.]

         3.07 The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.10) to the

                                       3.06

Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

         3.08 Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years.

         3.09 As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

         3.10 If, pursuant to Section 3.09, or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

         (a) The Advisory Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent the return would reduce the Excess Amount.

         (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. If the Employer's Plan is a profit sharing plan, the Participant may elect to limit his Compensation for allocation purposes to the extent necessary to reduce his allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.

         (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary. Neither the Employer nor any Employee may contribute to the Plan for any Limitation Year in which the Plan is unable to allocate fully a suspense account maintained pursuant to this paragraph (c).


                                       3.07

         (d) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

         [NOTE: Sections 3.11 through 3.16 apply only to Participants who, in addition to this Plan, participate in one or more plans (including Paired Plans), all of which are qualified Master or Prototype defined contribution plans or welfare benefit funds (as defined in Code ss.419(e)) maintained by the Employer during the Limitation Year.]

         3.11 The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount, reduced by the sum of any Annual Additions allocated to the Participant's Accounts for the same Limitation Year under this Plan and such other defined contribution plan. If the amount the Employer otherwise would contribute to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the Employer will reduce the amount of its contribution so the Annual Additions under all such plans for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.10) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

         3.12 Prior to the determination of the Participant's actual Compensation for the Limitation Year, the Advisory Committee may determine the amounts referred to in 3.11 above on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee will make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contribution (including allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years.

         3.13 As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the amounts referred to in 3.11 on the basis of the Participant's actual Compensation for such Limitation Year.

         3.14 If pursuant to Section 3.13, or because of the allocation of forfeitures, a Participant's Annual Additions under this Plan and all such other plans result in an Excess Amount, such Excess Amount will consist of the Amounts last allocated. The Advisory Committee will determine the Amounts last allocated by treating the Annual Additions attributable to a welfare benefit fund as allocated first, irrespective of the actual allocation date under the welfare benefit fund.


                                       3.08

         3.15 The Employer must specify in its Adoption Agreement the Excess Amount attributed to this Plan, if the Advisory Committee allocates an Excess Amount to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan.

         3.16 The Advisory Committee will dispose of any Excess Amounts attributed to this Plan as provided in Section 3.10.

         [NOTE: Section 3.17 applies only to Participants who, in addition to this Plan, participate in one or more qualified plans which are qualified defined contribution plans other than a Master or Prototype plan maintained by the Employer during the Limitation Year.]

         3.17   SPECIAL ALLOCATION LIMITATION. The amount of Annual Additions
                -----------------------------
which the Advisory Committee may allocate under this Plan on behalf of any Participant are limited in accordance with the provisions of Section 3.11 through 3.16, as though the other plan were a Master or Prototype plan, unless the Employer provides other limitations in an addendum to the Adoption Agreement, numbered Section 3.17.

         3.18   DEFINED BENEFIT PLAN LIMITATION. If the Employer maintains a
                -------------------------------
defined benefit plan, or has ever maintained a defined benefit plan which the Employer has terminated, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Participant for any Limitation Year must not exceed 1.0. The Employer must provide in Adoption Agreement
Section 3.18 the manner in which the Plan will satisfy this limitation. The Employer also must provide in its Adoption Agreement Section 3.18 the manner in which the Plan will satisfy the top heavy requirements of Code ss.416 after taking into account the existence (or prior maintenance) of the defined benefit plan.

         3.19     DEFINITIONS - ARTICLE III. For purposes of Article III, the
                  -------------------------
 following terms mean:

         (a) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year, of (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code ss.401(k), excess aggregate contributions described in Code ss.401(m) and excess deferrals described in Code ss.402(g), irrespective of whether the plan distributes or forfeits such excess amounts.
         Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.10. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code ss.415(1)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)) under a welfare benefit fund (as defined in Code ss.419(e)) maintained by the Employer.

                                       3.09

         (b) "Compensation" - For purposes of applying the limitations of Part 2 of this Article III, "Compensation" means Compensation as defined in
         Section 1.12, except Compensation does not include elective contributions, irrespective of whether the Employer has elected to include these amounts as Compensation under Section 1.12 of its Adoption Agreement, and any exclusion selected in Section 1.12 of the Adoption Agreement (other than the exclusion of elective contributions) does not apply.

         (c) "Employer" - The Employer that adopts this Plan and any related employers described in Section 1.30. Solely for purposes of applying the limitations of Part 2 of this Article III, the Advisory Committee will determine related employers described in Section 1.30 by modifying Code ss.ss.414(b) and (c) in accordance with Code ss.415(h).

         (d) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

         (e) "Limitation Year" - The period selected by the Employer under Adoption Agreement Section 1.17. All qualified plans of the Employer must use the same Limitation Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

         (f) "Master or Prototype Plan" - A plan the form of which is the subject of a favorable notification letter or a favorable opinion letter from the Internal Revenue Service.

         (g) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Code ss.415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000 (or adjusted) limitation by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

         (h) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. Solely for purposes of the limitations of Part 2 of this
         Article III, the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Advisory Committee also will treat as a defined contribution plan an individual medical account (as defined in Code ss.415(1)(2)) included

                                      3.10
         as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code ss.419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)).

         (i) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Advisory Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

         [NOTE: The definitions in paragraphs (j), (k) and (1) apply only if the limitation described in Section 3.18 applies to the Employer's Plan.]

         (j) "Defined benefit plan fraction" -

  Projected annual benefit of the Participant under the defined benefit plan(s)
  -----------------------------------------------------------------------------
            The lesser of (i) 125% (subject to the "100% limitation" in paragraph (1)) of the dollar limitation in effect under Code ss.
     415(b)(1)(A) for the Limitation Year, or (ii) 140% of the Participant's average Compensation for his high three (3) consecutive Years of Service

         To determine the denominator of this fraction, the Advisory Committee will make any adjustment required under Code ss.415(b) and will determine a Year of Service, unless otherwise provided in an addendum to Adoption Agreement
Section 3.18, as a Plan Year in which the Employee completed at least 1,000 Hours of Service. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his normal retirement age (or current age, if later) as stated in the defined benefit plan, his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

         CURRENT ACCRUED BENEFIT. If the Participant accrued benefits in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the dollar limitation used in the denominator of this fraction will not be less than the Participant's Current Accrued Benefit. A Participant's Current Accrued Benefit is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1, 1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This Current Accrued Benefit rule applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code ss.415 as in effect at the end of the 1986 Limitation Year.


                                      3.11

         (k) "Defined contribution plan fraction" -

          The sum, as of the close of the Limitation Year, of the Annual Additions to the Participant's Account under the defined contribution plan(s)
--------------------------------------------------------------------------------
            The sum of the lesser of the following amounts determined for the Limitation Year and for each prior Year of Service with the Employer:(i) 125% (subject to the "100% limitation" in paragraph (1))
      of the dollar limitation in effect under Code ss.415(c)(1)(A) for the
        Limitation Year (determined without regard to the special dollar limitations for employee stock ownership plans), or
       (ii) 35% of the Participant's Compensation for the Limitation Year

         For purposes of determining the defined contribution plan fraction, the Advisory Committee will not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Employee contributions as Annual Additions. If the Plan satisfied Code ss.415 for Limitation Years beginning prior to January 1, 1987, the Advisory Committee will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year, in accordance with this Section 3.19. If the sum of the redetermined fractions exceeds 1.0, the Advisory Committee will subtract permanently from the numerator of the defined contribution plan fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the Advisory Committee must disregard any accrued benefit under the defined benefit plan which is in excess of the Current Accrued Benefit. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

         (1) "100% limitation." If the 100% limitation applies, the Advisory Committee must determine the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction by substituting 100% for 125%. If the Employer's Plan is a Standardized Plan, the 100% limitation applies in all Limitation Years, subject to any override provisions under Section 3.18 of the Employer's Adoption Agreement. If the Employer overrides the 100% limitation under a Standardized Plan, the Employer must specify in its Adoption Agreement the manner in which the Plan satisfies the extra minimum benefit requirement of Code ss.416(h) and the 100% limitation must continue to apply if the Plan's top heavy ratio exceeds 90%. If the Employer's Plan is a Nonstandardized Plan, the 100% limitation applies only if: (i) the Plan's top heavy ratio exceeds 90%; or (ii) the Plan's top heavy ratio is greater than 60%, and the Employer does not elect in its Adoption Agreement Section 3.18 to provide extra minimum benefits which satisfy Code ss.416(h)(2).

                            * * * * * * * * * * * * *



                                      3.12

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

         4.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. This Plan does not permit
              ---------------------------------------
Participant nondeductible contributions unless the Employer maintains its Plan under a Code ss.401(k) Adoption Agreement. If the Employer does not maintain its Plan under a Code ss.401(k) Adoption Agreement and, prior to the adoption of this Prototype Plan, the Plan accepted Participant nondeductible contributions for a Plan Year beginning after December 31, 1986, those contributions must satisfy the requirements of Code ss.401(m). This Section 4.01 does not prohibit the Plan's acceptance of Participant nondeductible contributions prior to the first Plan Year commencing after the Plan Year in which the Employer adopts this Prototype Plan.

         4.02 PARTICIPANT DEDUCTIBLE CONTRIBUTIONS. A qualified Plan may not
              -------------------------------------
accept Participant deductible contributions after April 15, 1987. If the Employer's Plan includes Participant deductible contributions ("DECs") made prior to April 16, 1987, the Advisory Committee must maintain a separate accounting for the Participant's Accrued Benefit attributable to DECs, including DECs which are part of a rollover contribution described in Section 4.03. The Advisory Committee will treat the accumulated DECs as part of the Participant's Accrued Benefit for all purposes of the Plan, except for purposes of determining the top heavy ratio under Section 1.33. The Advisory Committee may not use DECs to purchase life insurance on the Participant's behalf.

         4.03 PARTICIPANT ROLLOVER CONTRIBUTIONS. Any Participant, with the
              -----------------------------------
Employer's written consent and after filing with the Trustee the form prescribed by the Advisory Committee, may contribute cash or other property to the Trust other than as a voluntary contribution if the contribution is a "rollover contribution" which the Code permits an employee to transfer either directly or indirectly from one qualified plan to another qualified plan. Before accepting a rollover contribution, the Trustee may require an Employee to furnish satisfactory evidence that the proposed transfer is in fact a "rollover contribution" which the Code permits an employee to make to a qualified plan. A rollover contribution is not an Annual Addition under Part 2 of Article III.

         The Trustee will invest the rollover contribution in a segregated investment Account for the Participant's sole benefit unless the Trustee (or the Named Fiduciary, in the case of a nondiscretionary Trustee designation), in its sole discretion, agrees to invest the rollover contribution as part of the Trust Fund. The Trustee will not have any investment responsibility with respect to a Participant's segregated rollover Account. The Participant, however, from time to time, may direct the Trustee in writing as to the investment of his segregated rollover Account in property, or property interests, of any kind, real, personal or mixed; provided however, the Participant may not direct the Trustee to make loans to his Employer. A Participant's segregated rollover Account alone will bear any extraordinary expenses resulting from investments made at the direction of the Participant. As of the Accounting Date (or other valuation date) for each Plan Year, the Advisory Committee will allocate and credit the net income (or net loss) from a

                                       4.01

Participant's segregated rollover Account and the increase or decrease in the fair market value of the assets of a segregated rollover Account solely to that Account. The Trustee is not liable nor responsible for any loss resulting to any Beneficiary, nor to any Participant, by reason of any sale or investment made or other action taken pursuant to and in accordance with the direction of the Participant. In all other respects, the Trustee will hold, administer and distribute a rollover contribution in the same manner as any Employer contribution made to the Trust.

         An eligible Employee, prior to satisfying the Plan's eligibility conditions, may make a rollover contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Advisory Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan. If the Employee has a Separation from Service prior to becoming a Participant, the Trustee will distribute his rollover contribution Account to him as if it were an Employer contribution Account.

         4.04     PARTICIPANT CONTRIBUTION - FORFEITABILITY. A Participant's
                  -----------------------------------------
Accrued Benefit is, at all times, 100% Nonforfeitable to the extent the value of his Accrued Benefit is derived from his Participant contributions described in this Article IV.

         4.05     PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. A
                  --------------------------------------------------
Participant, by giving prior written notice to the Trustee, may withdraw all or any part of the value of his Accrued Benefit derived from his Participant contributions described in this Article IV. A distribution of Participant contributions must comply with the joint and survivor requirements described in
Article VI, if those requirements apply to the Participant. A Participant may not exercise his right to withdraw the value of his Accrued Benefit derived from his Participant contributions more than once during any Plan Year. The Trustee, in accordance with the direction of the Advisory Committee, will distribute a Participant's unwithdrawn Accrued Benefit attributable to his Participant contributions in accordance with the provisions of Article VI applicable to the distribution of the Participant's Nonforfeitable Accrued Benefit.

         4.06 PARTICIPANT CONTRIBUTION - ACCRUED BENEFIT. The Advisory Committee
              ------------------------------------------
must maintain a separate Account(s) in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from his Participant contributions. A Participant's Accrued Benefit derived from his Participant contributions as of any applicable date is the balance of his separate Participant contribution Account(s).

                            * * * * * * * * * * * * *



                                       4.02

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

         5.01     NORMAL RETIREMENT AGE. The Employer must define Normal
                  ----------------------
Retirement Age in its Adoption Agreement. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date).

         5.02     PARTICIPANT DISABILITY OR DEATH. The Employer may elect in its
                  -------------------------------
Adoption Agreement to provide a Participant's Accrued Benefit derived from Employer contributions will be 100% Nonforfeitable if the Participant's Separation from Service is a result of his death or his disability.

         5.03     VESTING SCHEDULE. Except as provided in Sections 5.01 and
                  ----------------
5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions equals the percentage in the vesting schedule completed by the Employer in its Adoption Agreement.

(A) ELECTION OF SPECIAL VESTING FORMULA. If the Trustee makes a distribution (other than a cash-out distribution described in Section 5.04) to a partially-vested Participant, and the Participant has not incurred a Forfeiture Break in Service at the relevant time, the Advisory Committee will establish a separate Account for the Participant's Accrued Benefit. At any relevant time following the distribution, the Advisory Committee will determine the Participant's Nonforfeitable Accrued Benefit derived from Employer contributions in accordance with the following formula: P(AB + (R x D)) - (R x D).

         To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Accrued Benefit at the relevant time, "R" is the ratio of "AB" to the Participant's Employer-derived Accrued Benefit immediately following the earlier distribution and "D" is the amount of the earlier distribution. If, under a restated Plan, the Plan has made distribution to a partially-vested Participant prior to its restated Effective Date and is unable to apply the cash-out provisions of Section 5.04 to that prior distribution, this special vesting formula also applies to that Participant's remaining Account. The Employer, in an addendum to its Adoption Agreement, numbered Section 5.03, may elect to modify this formula to read as follows: P(AB + D) - D.

         5.04     CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/
                  --------------------------------------------------------
RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a
----------------------------------------
partially-vested Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Accrued Benefit derived from Employer contributions. See
Section 5.09. A partially-vested Participant is a Participant whose Nonforfeitable Percentage

                                       5.03
determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

(A) RESTORATION AND CONDITIONS UPON RESTORATION. A partially-vested Participant who is re-employed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration by reason of the conditions of this Section 5.04(A). If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee, subject to the conditions of this Section 5.04(A), must restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code ss.411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Advisory Committee will not restore a re-employed Participant's Accrued Benefit under this paragraph if:

         (1) 5 years have elapsed since the Participant's first re-employment date with the Employer following the cashout distribution; or

         (2) The Participant incurred a Forfeiture Break in Service (as defined in Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

(B) TIME AND METHOD OF RESTORATION. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

         (1) First, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under Section 3.05;

         (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

         (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.


                                       5.04

         In an addendum to its Adoption Agreement numbered 5.04(B), the Employer may eliminate as a means of restoration any of the amounts described in clauses
(1), (2) and (3) or may change the order of priority of these amounts. To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Section 3.01, the additional amount necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory Committee must restore the Accrued Benefit of more than one re-employed Participant, then the Advisory Committee will make the restoration allocations to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Advisory Committee will not take into account any allocation under this Section 5.04 in applying the limitation on allocations under Part 2 of Article III.

(C) 0% VESTED PARTICIPANT. The Employer must specify in its Adoption Agreement whether the deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. If the Participant's Account is not entitled to an allocation of Employer contributions for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the date of the Participant's Separation from Service. If the Participant's Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the first day of the first Plan Year beginning after his Separation from Service. For purposes of applying the restoration provisions of this Section 5.04, the Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer. If the deemed cash-out rule does not apply to the Employer's Plan, a 0% vested Participant will not incur a forfeiture until he incurs a Forfeiture Break in Service.

         5.05 SEGREGATED ACCOUNT FOR REPAID AMOUNT. Until the Advisory Committe
              -------------------------------------
restores the Participant's Accrued Benefit, as described in Section 5.04, the Trustee will invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Advisory Committee restores the Participant's Accrued Benefit, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. Unless the repayment qualifies as a rollover contribution, the Advisory Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Advisory Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment.

         5.06 YEAR OF SERVICE - VESTING. For purposes of vesting under Section
              --------------------------
5.03, Year of Service means any 12-consecutive month period designated in the Employer's Adoption


                                       5.05

Agreement during which an Employee completes not less than the number of Hours of Service (not exceeding 1,000) specified in the Employer's Adoption Agreement. A Year of Service includes any Year of Service earned prior to the Effective Date of the Plan, except as provided in Section 5.08.

         5.07 BREAK IN SERVICE - VESTING. For purposes of this Article V, a
              ---------------------------
Participant incurs a "Break in Service" if during any vesting computation period he does not complete more than 500 Hours of Service. If, pursuant to Section 5.06, the Plan does not require more than 500 Hours of Service to receive credit for a Year of Service, a Participant incurs a Break in Service in a vesting computation period in which he fails to complete a Year of Service.

         5.08 INCLUDED YEARS OF SERVICE - VESTING. For purposes of determining
              ------------------------------------
"Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer except:

         (a) For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

         (b) The Plan disregards any Year of Service excluded under the Employer's Adoption Agreement.

         The Plan does not apply the Break in Service rule under Code ss.411(a)(6)(B). Therefore, an Employee need not complete a Year of Service after a Break in Service before the Plan takes into account the Employee's otherwise includible Years of Service under this Article V.

         5.09 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his
              ------------------
Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

         (a) The last day of the vesting computation period in which the Participant first incurs a Forfeiture Break in Service; or

         (b) The date the Participant receives a cash-out distribution.

         The Advisory Committee determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant does not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.14.

                            * * * * * * * * * * * * *




                                       5.06

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENT OF BENEFITS

         6.01 TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to Section
              ----------------------------------
6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500 and the Participant has not attained the later of Normal Retirement Age or age 62. Furthermore, the Participant's spouse also must consent, in writing, to any distribution, for which Section 6.04 requires the spouse's consent. For all purposes of this Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. A distribution date under this
Article VI, unless otherwise specified within the Plan, is the date or dates the Employer specifies in the Adoption Agreement, or as soon as administratively practicable following that distribution date. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $3,500, the Advisory Committee must treat that present value as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

(A) SEPARATION FROM SERVICE FOR A REASON OTHER THAN DEATH.

         (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum, on the distribution date the Employer specifies in the Adoption Agreement, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age at the time of his Separation from Service, the distribution under this paragraph will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs.

         (2) Participant's Nonforfeitable Accrued Benefit Exceeds $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Nonforfeitable Accrued Benefit in a form and at the time elected by the Participant, pursuant to Section 6.03. In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.04), on the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; (b) the Participant attains age 62; or (c) the Participant's Separation from Service.


                                       6.01

         (3) DISABILITY. If the Participant's Separation from Service is because of his disability, the Advisory Committee will direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in lump sum, on the distribution date the Employer specifies in the Adoption Agreement, subject to the notice and consent requirements of this Article VI and subject to the applicable mandatory commencement dates described in Paragraphs (1) and (2).

         (4) HARDSHIP. Prior to the time at which the Participant may receive distribution under Paragraphs (1), (2) or (3), the Participant may request a distribution from his Nonforfeitable Accrued Benefit in an amount necessary to satisfy a hardship, if the Employer elects in the Adoption Agreement to permit hardship distributions. Unless the Employer elects otherwise in the Adoption Agreement, a hardship distribution must be on account of any of the following:
(a) medical expenses; (b) the purchase (excluding mortgage payments) of the Participant's principal residence; (c) post-secondary education tuition, for the next semester or quarter, for the Participant or for the Participant's spouse, children or dependents; (d) to prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence; (e) funeral expenses of the Participant's family member; or
(f) the Participant's disability. A partially-vested Participant may not receive a hardship distribution described in this Paragraph (A)(4) prior to incurring a Forfeiture Break in Service, unless the hardship distribution is a cash-out distribution (as defined in Article V). The Advisory Committee will direct the Trustee to make the hardship distribution as soon as administratively practicable after the Participant makes a valid request for the hardship distribution.

(B) REQUIRED BEGINNING DATE. If any distribution commencement date described under Paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution on the Participant's Required Beginning Date, subject to the transitional election, if applicable, under Section 6.03(D). A Participant's Required Beginning Date is the April 1 following the close of the calendar year, in which the Participant attains age 70 1/2. However, if the Participant, prior to incurring a Separation from Service, attained age 70 1/2 by January 1, 1988, and, for the five Plan Year period ending in the calendar year in which he attained age 70 1/2 and for all subsequent years, the Participant was not a more than 5% owner, the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant becomes a more than 5% owner. Furthermore, if a Participant who was not a more than 5% owner attained age 70 1/2 during 1988 and did not incur a Separation from Service prior to January 1, 1989, his Required Beginning Date is April 1, 1990. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.04) unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

(C) DEATH OF THE PARTICIPANT. The Advisory Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death. Subject to the requirements of
Section 6.04,, the Advisory Committee will determine the death

                                       6.02
benefit by reducing the Participant's Nonforfeitable Accrued Benefit by any security interest the Plan has against that Nonforfeitable Accrued Benefit by reason of an outstanding Participant loan.

         (1) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT DOES NOT EXCEED $3,500. The Advisory Committee, subject to the requirements of
         Section 6.04, must direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit in a single sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

         (2) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. The Advisory Committee will direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the form elected by the Participant or, if applicable by the Beneficiary, as permitted under this Article VI. In the absence of an election, subject to the requirements of Section 6.04, the Advisory Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Advisory Committee receives notification of or otherwise confirms the Participant's death.

         If the death benefit is payable in full to the Participant's surviving spouse, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form (other than a joint and survivor annuity) this Article VI would permit for a Participant.

         6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. Subject to the annuity
              -------------------------------------
distribution requirements, if any, prescribed by Section 6.04, and any restrictions prescribed by Section 6.03, a Participant or Beneficiary may elect distribution under one, or any combination, of the following methods: (a) by payment in a lump sum; or (b) by payment in monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary. The Employer may elect in its Adoption Agreement to modify the methods of payment available under this Section 6.02.

         The distribution options permitted under this Section 6.02 are available only if the present value of the Participant Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500. To facilitate installment payments under this Article VI, the Advisory Committee may direct the Trustee to segregate all or any part of the Participant's Accrued Benefit in a separate Account. The Trustee will invest the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated Account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. A Participant or Beneficiary may elect to receive an installment distribution in the form of

                                       6.03
a Nontransferable Annuity Contract. Under an installment distribution, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all, or any portion, of the Participant's unpaid Nonforfeitable Accrued Benefit, subject to the requirements of Section 6.04.

(A) MINIMUM DISTRIBUTION REQUIREMENTS FOR PARTICIPANTS. The Advisory Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued-Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code ss.401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code ss.401(a)(9) regulations). The Advisory Committee will increase the Participant's Nonforfeitable Accrued Benefit, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Advisory Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. ss. 1.72-9. The Advisory Committee, only upon the Participant's written request, will compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

         If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Advisory Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under Code ss.401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Advisory Committee will compute the minimum distribution required by this, Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Advisory Committee must determine whether, benefits to the Beneficiary are incidental as of the date the

                                       6.04

Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

         The minimum distribution for the fast distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date occurs, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code ss.401(a)(9) and the applicable Treasury regulations.

(B) MINIMUM DISTRIBUTION REQUIREMENTS FOR BENEFICIARIES. The method of distribution to the Participant's Beneficiary must satisfy Code ss.401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his Required Beginning Date or, if earlier, the date the Participant commences an irrevocable annuity pursuant to Section 6.04, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, and the Participant had not commenced an irrevocable annuity pursuant to Section 6.04, the method of payment to the Beneficiary, subject to Section 6.04, must provide for completion of payment to the Beneficiary over a period not exceeding: (i) 5 years after the date of the Participant's death; or (ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The Advisory Committee may not direct payment of the Participant's Nonforfeitable Accrued Benefit over a period described in clause (ii) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Trustee will make distribution in accordance with clause (ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. ss. 1.72-9 for purposes of applying this paragraph. The Advisory Committee, only upon the written request of the Participant or of the Participant's surviving spouse, will recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a nonspouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Advisory Committee will apply this paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Advisory Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

         6.03     BENEFIT PAYMENT ELECTIONS. Not earlier than 90 days, but not
                  --------------------------
later than 30 days, before the Participant's annuity starting date, the Advisory Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The

                                       6.05
benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains the later of Normal Retirement Age or age 62.

         If a Participant or Beneficiary makes an election prescribed by this
Section 6.03, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.03 is subject to the requirements of Section
6.02 and of Section 6.04. The Participant or Beneficiary must make an election under this Section 6.03 by filing his election with the Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article VI.

(A) PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $3,500, he may elect to have the Trustee commence distribution as of any distribution date permitted under the Employer's Adoption Agreement Section 6.03. The Participant may reconsider an election at any time prior to the annuity starting date and elect to commence distribution as of any other distribution date permitted under the Employer's Adoption Agreement Section 6.03. If the Participant is partially-vested in his Accrued Benefit, an election under this Paragraph (A) to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section 5.08), must be in the form of a cash-out distribution (as defined in Article V). A Participant may not receive a cash-out distribution if, prior to the time the Trustee actually makes the cashout distribution, the Participant returns to employment with the Employer. Following his attainment of Normal Retirement Age, a Participant who has separated from Service may elect distribution as of any distribution date, irrespective of the elections under Adoption Agreement Section 6.03.

(B) PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE. The Employer must specify in its Adoption Agreement the distribution election rights, if any, a Participant has prior to his Separation from Service. A Participant must make an election under this Section 6.03(B) on a form prescribed by the Advisory Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes the Trustee to distribute to him. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to receive an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. The Trustee must make a distribution to a Participant in accordance with his election under this Section 6.03(B) within the 90 day period (or as soon as administratively practicable) after the Participant files his written election with the Trustee. The Trustee will distribute the balance of the Participant's Accrued Benefit not distributed pursuant to his election(s) in accordance with the other distribution provisions of this Plan.

(C) DEATH BENEFIT ELECTIONS. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit in a form and within a period

                                       6.06
permitted under Section 6.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

(D) TRANSITIONAL ELECTIONS. Notwithstanding the provisions of Sections 6.01 and 6.02, if the Participant (or Beneficiary) signed a written distribution designation prior to January 1, 1984, the Advisory Committee must distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that designation, subject however, to the survivor requirements, if applicable, of Sections 6.04, 6.05 and 6.06. This Section 6.03(D) does not apply to a pre-1984 distribution designation, and the Advisory Committee will not comply with that designation, if any of the following applies: (1) the method of distribution would have disqualified the Plan under Code ss.401(a)(9) as in effect on December 31, 1983; (2) the Participant did not have an Accrued Benefit as of December 31, 1983; (3) the distribution designation does not specify the timing and form of the distribution and the death Beneficiaries (in order of priority);
(4) the substitution of a Beneficiary modifies the payment period of the distribution; or, (5) the Participant (or Beneficiary) modifies or revokes the distribution designation. In the event of a revocation, the Plan must distribute, no later than December 31 of the calendar year following the year of revocation, the amount which the Participant would have received under Section 6.02(A) if the distribution designation had not been in effect or, if the Beneficiary revokes the distribution designation, the amount which the Beneficiary would have received under Section 6.02(B) if the distribution designation had not been in effect. The Advisory Committee will apply this
Section 6.03(D) to rollovers and transfers in accordance with Part J of the Code ss.401(a)(9) Treasury regulations.

        6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES.
           -------------------------------------------------------------

(A) JOINT AND SURVIVOR ANNUITY. The Advisory Committee must direct the Trustee to distribute a married or unmarried Participant's Nonforfeitable Accrued Benefit in the form of a qualified joint and survivor annuity, unless the Participant makes a valid waiver election (described in Section 6.05) within the 90 day period ending on the annuity starting date. If, as of the annuity starting date, the Participant is married, a qualified joint and survivor annuity is an immediate annuity which is purchasable with the Participant's Nonforfeitable Accrued Benefit and which provides a life annuity for the Participant and a survivor annuity payable for the remaining life of the Participant's surviving spouse equal to 50% of the amount of the annuity payable during the life of the Participant. If, as of the annuity starting date, the Participant is not married, a qualified joint and survivor annuity is an immediate life annuity for the Participant which is purchasable with the Participant's Nonforfeitable Accrued Benefit. On or before the annuity starting date, the Advisory Committee, without Participant or spousal consent, must direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in a lump sum, in lieu of a qualified joint and survivor annuity, in accordance with
Section 6.01, if the Participant's Nonforfeitable Accrued Benefit is not greater than $3,500. This Section 6.04(A) applies only to a Participant who has completed at least one Hour of Service with the Employer after August 22, 1984.

(B) PRERETIREMENT SURVIVOR ANNUITY. If a married Participant dies prior to his annuity starting date, the Advisory Committee will direct the Trustee to distribute a portion of the Participant's Nonforfeitable Accrued Benefit to the Participant's surviving spouse in the form of a

                                       6.07
preretirement survivor annuity, unless the Participant has a valid waiver election (as described in Section 6.06) in effect, or unless the Participant and his spouse were not married throughout the one year period ending on the date of his death. A preretirement survivor annuity is an annuity which is purchasable with 50% of the Participant's Nonforfeitable Accrued Benefit (determined as of the date of the Participant's death) and which is payable for the life of the Participant's surviving spouse. The value of the preretirement survivor annuity is attributable to Employer contributions and to Employee contributions in the same proportion as the Participant's Nonforfeitable Accrued Benefit is attributable to those contributions. The portion of the Participant's Nonforfeitable Accrued Benefit not payable under this paragraph is payable to the Participant's Beneficiary, in accordance with the other provisions of this
Article VI. If the present value of the preretirement survivor annuity does not exceed $3,500, the Advisory Committee, on or before the annuity starting date, must direct the Trustee to make a lump sum distribution to the Participant's surviving spouse, in lieu of a preretirement survivor annuity. This Section 6.04(B) applies only to a Participant who dies after August 22, 1984, and either
(i) completes at least one Hour of Service with the Employer after August 22, 1984, or (ii) separated from Service with at least 10 Years of Service (as defined in Section 5.06) and completed at least one Hour of Service with the Employer in a Plan Year beginning after December 31, 1975.

(C) SURVIVING SPOUSE ELECTIONS. If the present value of the preretirement survivor annuity exceeds $3,500, the Participant's surviving spouse may elect to have the Trustee commence payment of the preretirement survivor annuity at any time following the date of the Participant's death, but not later than the mandatory distribution periods described in Section 6.02, and may elect any of the forms of payment described in Section 6.02, in lieu of the preretirement survivor annuity. In the absence of an election by the surviving spouse, the Advisory Committee must direct the Trustee to distribute the preretirement survivor annuity on the first distribution date following the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's death; (ii) the date the Advisory Committee receives notification of or otherwise confirms the Participant's death; (iii) the date the Participant would have attained Normal Retirement Age; or (iv) the date the Participant would have attained age 62.

(D) SPECIAL RULES. If the Participant has in effect a valid waiver election regarding the qualified joint and survivor annuity or the preretirement survivor annuity, the Advisory Committee must direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with Sections 6.01,
6.02 and 6.03. The Advisory Committee will reduce the Participant's Nonforfeitable Accrued Benefit by any security interest (pursuant to any offset rights authorized by Section 10.03[E]) held by the Plan by reason of a Participant loan to determine the value of the Participant's Nonforfeitable Accrued Benefit distributable in the form of a qualified joint and survivor annuity or preretirement survivor annuity, provided any post-August 18, 1985, loan satisfied the spousal consent requirement described in Section 10.03[E] of the Plan. For purposes of applying this Article VI, the Advisory Committee treats a former spouse as the Participant's spouse or surviving spouse to the extent provided under a qualified domestic relations order described in Section
6.07. The provisions of this Section 6.04, and of Sections 6.05 and 6.06, apply separately to the portion of the Participant's Nonforfeitable Accrued Benefit subject to the qualified domestic relations order and to the portion of the Participant's Nonforfeitable Accrued Benefit not subject to that order.

                                       6.08

(E) PROFIT SHARING PLAN ELECTION. If this Plan is a profit sharing plan, the Employer must elect the extent to which the preceding provisions of Section 6.04 apply. If the Employer elects to apply this Section 6.04 only to a Participant described in this Section 6.04(E), the preceding provisions of this Section 6.04 apply only to the following Participants: (1) a Participant as respects whom the Plan is a direct or indirect transferee from a plan subject to the Code ss.417 requirements and the Plan received the transfer after December 31, 1984, unless the transfer is an elective transfer described in Section 13.06; (2) a Participant who elects a life annuity distribution (if Section 6.02 or Section
13.02 of the Plan requires the Plan to provide a life annuity distribution option); and (3) a Participant whose benefits under a defined benefit plan maintained by the Employer are offset by benefits provided under this Plan. If the Employer elects to apply this Section 6.04 to all Participants, the preceding provisions of this Section 6.04 apply to all Participants described in the first two paragraphs of this Section 6.04, without regard to the limitations of this Section 6.04(E). Sections 6.05 and 6.06 only apply to Participants to whom the preceding provisions of this Section 6.04 apply.

         6.05 WAIVER ELECTION - QUALIFIED JOINT AND SURVIVOR ANNUITY.  Not
              ------------------------------------------------------
earlier than 90 days, but not later than 30 days, before the Participant's annuity starting date, the Advisory Committee must provide the Participant a written explanation of the terms and conditions of the qualified joint and survivor annuity, the Participant's right to make, and the effect of, an election to waive the joint and survivor form of benefit, the rights of the Participant's spouse regarding the waiver election and the Participant's right to make, and the effect of, a revocation of a waiver election. The Plan does not limit the number of times the Participant may revoke a waiver of the qualified joint and survivor annuity or make a new waiver during the election period.

         A married Participant's waiver election is not valid unless (a) the Participant's spouse (to whom the survivor annuity is payable under the qualified joint and survivor annuity), after the Participant has received the written explanation described in this Section 6.05, has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public or the Plan Administrator (or his representative) witnesses the spouse's consent, (b) the spouse consents to the alternate form of payment designated by the Participant or to any change in that designated form of payment, and (c) unless the spouse is the Participant's sole primary Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation. The spouse's consent to a waiver of the qualified joint and survivor annuity is irrevocable, unless the Participant revokes the waiver election. The spouse may execute a blanket consent to any form of payment designation or to any Beneficiary designation made by the Participant, if, the spouse acknowledges the right to limit that consent to a specific designation but, in writing, waives that right. The consent requirements of this Section 6.05 apply to a former spouse of the Participant, to the extent required under a qualified domestic relations order described in Section 6.07.

         The Advisory Committee will accept as valid a waiver election which does not satisfy the spousal consent requirements if the Advisory Committee establishes the Participant does not have a spouse, the Advisory Committee is not able to locate the Participant's spouse, the Participant is legally separated or has been abandoned (within the meaning of State law) and the

                                       6.09

Participant has, a court order to that effect, or other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

         6.06 WAIVER ELECTION - PRERETIREMENT SURVIVOR ANNUITY. The
              ------------------------------------------------
Advisory Committee must provide a written explanation of the preretirement survivor annuity to each married Participant, within the following period which ends last: (1) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34; (2) a reasonable period after an Employee becomes a Participant; (3) a reasonable period after the joint and survivor rules become applicable to the Participant; or (4) a reasonable period after a fully subsidized preretirement survivor annuity no longer satisfies the requirements for a fully subsidized benefit. A reasonable period described in clauses (2), (3) and (4) is the period beginning one year before and ending one year after the applicable event. If the Participant separates from Service before attaining age 35, clauses (1), (2), (3) and (4) do not apply and the Advisory Committee must provide the written explanation within the period beginning one year before and ending one year after the Separation from Service. The written explanation must describe, in a manner consistent with Treasury regulations, the terns and conditions of the preretirement survivor annuity comparable to the explanation of the qualified joint and survivor annuity required under Section 6.05. The Plan does not lirnit the number of times the Participant may revoke a waiver of the preretirement survivor annuity or make a new waiver during the election period.

         A Participant's waiver election of the preretirement survivor annuity is not valid unless (a) the Participant makes the waiver election no earlier than the first day of the Plan Year in which he attains age 35 and (b) the Participant's spouse (to whom the preretirement survivor annuity is payable) satisfies the consent requirements described in Section 6.05, except the spouse need not consent to the form of benefit payable to the designated Beneficiary. The spouse's consent to the waiver of the preretirement survivor annuity is irrevocable, unless the Participant revokes the waiver election. Irrespective of the time of election requirement described in clause (a), if the Participant separates from Service prior to the first day of the Plan Year in which he attains age 35, the Advisory Committee will accept a waiver election as respects the Participant's Accrued Benefit attributable to his Service prior to his Separation from Service. Furthermore, if a Participant who has not separated from Service makes a valid waiver election, except for the timing requirement of clause (a), the Advisory Committee will accept that election as valid, but only until the first day of the Plan Year in which the Participant attains age 35. A waiver election described in this paragraph is not valid unless made after the Participant has received the written explanation described in this Section 6.06.

         6.07 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing
              ---------------------------------------------
contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code ss.414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code ss.414(p)) under the Plan. A

                                      6.10
distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. The Employer, in an addendum to its Adoption Agreement numbered 6.07, may elect to limit distribution to an alternate payee only when the Participant has attained his earliest retirement age under the Plan. Nothing in this Section 6.07 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

         The Advisory Committee must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Advisory Committee promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Advisory Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Advisory Committee must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

         If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Advisory Committee is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of the amounts payable. If the Advisory Committee determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Advisory Committee does not make its determination of the qualified status of the order within the 18-month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Advisory Committee later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Advisory Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this
Section 6.07 by separate benefit checks or other separate distribution to the alternate payee(s).

                            * * * * * * * * * * * * *



                                      6.11

                                   ARTICLE VII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

         7.01 INFORMATION TO COMMITTEE. The Employer must supply current
              -------------------------
information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee are conclusive as to all persons.

         7.02 NO LIABILITY. The Employer assumes no obligation or responsibility
              ------------
to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee (unless the Employer is the Advisory Committee), the Trustee, the Custodian, if any, or the Plan Administrator (unless the Employer is the Plan Administrator).

         7.03 INDEMNITY OF CERTAIN FIDUCIARIES. The Employer indemnifies and
              --------------------------------
saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator or any Advisory Committee member from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 7.03, provided the letter agreement must be consistent with and does not violate ERISA. The indemnification provisions of this Section 7.03 extend to the Trustee (or to a Custodian, if any) solely to the extent provided by a letter agreement executed by the Trustee (or Custodian) and the Employer.

         7.04 EMPLOYER DIRECTION OF INVESTMENT. The Employer has the right to
              --------------------------------
direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer must execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction as respects the investment or re-investment of any part of the Trust Fund.

         7.05 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves the
              -----------------------------
right to amend the vesting schedule at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. An

                                       7.01
amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.

         If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least 5 Years of Service with the Employer. The Participant must file his election with the Advisory Committee within 60 days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Advisory Committee, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 7.05 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this
Section 7.05, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit. Furthermore, the Advisory Committee must treat any shift in the vesting schedule, due to a change in the Plan's top heavy status, as an amendment to the vesting schedule for purposes of this Section 7.05.

                            * * * * * * * * * * * * *








                                       7.02

                                  ARTICLE VIII
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

         8.01   BENEFICIARY DESIGNATION. Any Participant may from time to time
                -----------------------
designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Nonforfeitable Accrued Benefit (including any life insurance proceeds payable to the Participant's Account) in the event of his death and the Participant may designate the form and method of payment. The Advisory Committee will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

(A) COORDINATION WITH SURVIVOR REQUIREMENTS. If the joint and survivor requirements of Article VI apply to the Participant, this Section 8.01 does not impose any special spousal consent requirements on the Participant's Beneficiary designation. However, in the absence of spousal consent (as required by Article
VI) to the Participant's Beneficiary designation: (1) any waiver of the joint and survivor annuity or of the preretirement survivor annuity is not valid; and
(2) if the Participant dies prior to his annuity starting date, the Participant's Beneficiary designation will apply only to the portion of the death benefit which is not payable as a preretirement survivor annuity. Regarding clause (2), if the Participant's surviving spouse is a primary Beneficiary under the Participant's Beneficiary designation, the Trustee will satisfy the spouse's interest in the Participant's death benefit first from the portion which is payable as a preretirement survivor annuity.

(B) PROFIT SHARING PLAN EXCEPTION. If the Plan is a profit sharing plan, the Beneficiary designation of a married Exempt Participant is not valid unless the Participant's spouse consents (in a manner described in Section 6.05) to the Beneficiary designation. An "Exempt Participant" is a Participant who is not subject to the joint and survivor requirements of Article VI. The spousal consent requirement in this paragraph does not apply if the Exempt Participant and his spouse are not married throughout the one year period ending on the date of the Participant's death, or if the Participant's spouse is the Participant's sole primary Beneficiary.

         8.02 NO BENEFICIARY DESIGNATION/DEATH OF BENEFICIARY. If a Participant
              -----------------------------------------------
fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee will pay the Participant's Nonforfeitable Accrued Benefit in accordance with Section 6.02 in the following order of priority, unless the Employer specifies a different order of priority in an addendum to its Adoption Agreement, to:

         (a) The Participant's surviving spouse;

         (b) The Participant's surviving children, including adopted children, in equal shares;

         (c) The Participant's surviving parents, in equal shares; or

         (d) The Participant's estate.


                                       8.01

         If the Beneficiary does not predecease the Participant, but dies prior to distribution of the Participant's entire Nonforfeitable Accrued Benefit, the Trustee will pay the remaining Nonforfeitable Accrued Benefit to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise or unless the Employer provides otherwise in its Adoption Agreement. If the Plan is a profit sharing plan, and the Plan includes Exempt Participants, the Employer may not specify a different order of priority in the Adoption Agreement unless the Participant's surviving spouse will be first in the different order of priority. The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.

         8.03 PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary
              --------------------------
of a deceased Participant must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his failure to comply with its request.

         8.04 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of
              ------------------------
a deceased Participant must file with the Advisory Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last' post office address filed with the Advisory Committee, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

         8.05 ASSIGNMENT OR ALIENATION. Subject to Code ss.414(p) relating to
              ------------------------
qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

         8.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time
              -------------------------
prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

         8.07 LITIGATION AGAINST THE TRUST. A court of competent jurisdiction
              ----------------------------
may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

         8.08 INFORMATION AVAILABLE. Any Participant in the Plan or any
              ---------------------
Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated.

                                       8.02

The Plan Administrator will maintain all of the items listed in this Section
8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator must furnish him with a copy of any item listed in this Section 8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

         8.09 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. A Participant or a
              ---------------------------------------
Beneficiary ("Claimant") may file with the Advisory Committee a written claim for benefits, if the Participant or Beneficiary determines the distribution procedures of the Plan have not provided him his proper Nonforfeitable Accrued Benefit. The Advisory Committee must render a decision on the claim within 60 days of the Claimant's written claim for benefits. The Plan Administrator must provide adequate notice in writing to the Claimant whose claim for benefits under the Plan the Advisory Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

         (a) The specific reason for the denial;

         (b) Specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

         (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and

         (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within 75 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Advisory Committee in writing within the 75-day period will render the Advisory Committee's determination final, binding and conclusive.

         If the Claimant should appeal to the Advisory Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent Plan documents. The Advisory Committee will re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee must advise the Claimant of its decision within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60-day limit unfeasible, but in no event may the Advisory Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

         The Plan Administrator's notice of denial of benefits must identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the Claimant may forward his appeal.

                                       8.03

         8.10 PARTICIPANT DIRECTION OF INVESTMENT. A Participant has the right
              -----------------------------------
to direct the Trustee with respect to the investment or re-investment of the assets comprising the Participant's individual Account only if the Trustee consents in writing to permit such direction. If the Trustee consents to Participant direction of investment, the Trustee will accept direction from each Participant on a written election form (or other written agreement), as a part of this Plan, containing such conditions, limitations and other provisions the parties deem appropriate. The Trustee or, with the Trustee's consent, the Advisory Committee, may establish written procedures, incorporated specifically as part of this Plan, relating to Participant direction of investment under this
Section 8.10. The Trustee will maintain a segregated investment Account to the extent a Participant's Account is subject to Participant self-direction. The Trustee is not liable for any loss, nor is the Trustee liable for any breach, resulting from a Participant's direction of the investment of any part of his directed Account.

         The Advisory Committee, to the extent provided in a written loan policy adopted under Section 9.04, will treat a loan made to a Participant as a Participant direction of investment under this Section 8.10. To the extent of the loan outstanding at any time, the borrowing Participant's Account alone shares in any interest paid on the loan, and it alone bears any expense or loss it incurs in connection with the loan. The Trustee may retain any principal or interest paid on the borrowing Participant's loan in an interest bearing segregated Account on behalf of the borrowing Participant until the Trustee (or the Named Fiduciary, in the case of a nondiscretionary Trustee) deems it appropriate to add the amount paid to the Participant's separate Account under the Plan.

         If the Trustee consents to Participant direction of investment of his Account, the Plan treats any post-December 31, 1981, investment by a Participant's directed Account in collectibles (as defined by Code ss.408(m)) as a deemed distribution to the Participant for Federal income tax purposes.

                            * * * * * * * * * * * * *







                                       8.04

                                   ARTICLE IX
            ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS'
                                    ACCOUNTS

         9.01 MEMBERS' COMPENSATION, EXPENSES. The Employer must appoint an
              -------------------------------
Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. In the absence of an Advisory Committee appointment, the Plan Administrator assumes the powers, duties and responsibilities of the Advisory Committee. The members of the Advisory Committee will serve without compensation for services as such, but the Employer will pay all expenses of the Advisory Committee, except to the extent the Trust properly pays for such expenses, pursuant to Article X.

         9.02 TERM. Each member of the Advisory Committee serves until the
              ----
 appointment of his successor.

         9.03 POWERS. In case of a vacancy in the membership of the Advisory
              ------
Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Advisory Committee pending the filling of the vacancy.

         9.04 GENERAL. The Advisory Committee has the following powers and
              -------
duties:

         (a) To select a Secretary, who need not be a member of the Advisory Committee;

         (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

         (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

         (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

         (e) To direct the Trustee as respects the crediting and distribution of the Trust;

         (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

         (g) To furnish the Employer with information which the Employer may require for tax or other purposes;


                                       9.01

         (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

         (i) To engage the services of an Investment Manager or Managers (as defined in ERISA ss.3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

         (j) To establish, in its sole discretion, a nondiscriminatory policy (see Section 9.04(A)) which the Trustee must observe in making loans, if any, to Participants and Beneficiaries; and

         (k) To establish and maintain a funding standard account and to make credits and charges to the account to the extent required by and in accordance with the provisions of the Code.

         The Advisory Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

(A) LOAN POLICY. If the Advisory Committee adopts a loan policy, pursuant to paragraph (j), the loan policy must be a written document and must include: (1) the identity of the person or positions authorized to administer the participant loan program; (2) a procedure for applying for the loan; (3) the criteria for approving or denying a loan; (4) the limitations, if any, on the types and amounts of loans available; (5) the procedure for determining a reasonable rate of interest; (6) the types of collateral which may secure the loan; and (7) the events constituting default and the steps the Plan will take to preserve plan assets in the event of default. This Section 9.04 specifically incorporates a written loan policy as part of the Employer's Plan.

         9.05   FUNDING POLICY. The Advisory Committee will review, not less
                --------------
often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

         9.06   MANNER OF ACTION. The decision of a majority of the members
                ----------------
appointed and qualified controls.

         9.07   AUTHORIZED REPRESENTATIVE. The Advisory Committee may authorize
                -------------------------
any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

         9.08   INTERESTED MEMBER. No member of the Advisory Committee may
                -----------------
decide or determine any matter concerning the distribution, nature or method of settlement of his own

                                       9.02
benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee.

         9.09 INDIVIDUAL ACCOUNTS. The Advisory Committee will maintain, or
              -------------------
direct the Trustee to maintain, a separate Account, or multiple Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan. If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service, the Advisory Committee, or the Trustee, must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit, unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

         The Advisory Committee will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section 9.11. The Advisory Committee may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 9.11. The Advisory Committee must maintain records of its activities.

         9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each
              --------------------------------------
Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account (exclusive of the cash value of incidental benefit insurance contracts) bears to the total net credit balance in the Accounts (exclusive of the cash value of the incidental benefit insurance contracts) of all Participants plus the cash surrender value of any incidental benefit insurance contracts held by the Trustee on the Participant's life.

         For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit is its value as of the valuation date immediately preceding the date of the distribution. Any distribution (other than a distribution from a segregated Account) made to a Participant (or to his Beneficiary) more than 90 days after the most recent valuation date may include interest on the amount of the distribution as an expense of the Trust Fund. The interest, if any, accrues from such valuation date to the date of the distribution at the rate established in the Employer's Adoption Agreement.

         9.11 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. A
              ------------------------------------------------------
"valuation date" under this Plan is each Accounting Date and each interim valuation date determined under Section 10.14. As of each valuation date the Advisory Committee must adjust Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

(A) TRUST FUND ACCOUNTS. The allocation provisions of this paragraph apply to all Participant Accounts other than segregated investment Accounts. The Advisory Committee first will adjust the Participant Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under Section 5.09 or under Section

                                       9.03

9.14, for amounts charged during the valuation period to the Accounts in accordance with Section 9.13 (relating to distributions) and Section 11.01 (relating to insurance premiums), and for the cash value of incidental benefit insurance contracts. The Advisory Committee then, subject to the restoration allocation requirements of Section 5.04 or of Section 9.14, will allocate the net income, gain or loss pro rata to the adjusted Participant Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date.

(B) SEGREGATED INVESTMENT ACCOUNTS. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. The Advisory Committee will adopt uniform and nondiscriminatory procedures for determining income or loss of a segregated investment Account in a manner which reasonably reflects investment directions relating to pooled investments and investment directions occurring during a valuation period. As of the valuation date, the Advisory Committee must reduce a segregated Account for any forfeiture arising under
Section 5.09 after the Advisory Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

(C) ADDITIONAL RULES. An Excess Amount or suspense account described in Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 9.11. If the Employer maintains its Plan under a Code ss.401(k) Adoption Agreement, the Employer may specify in its Adoption Agreement alternate valuation provisions authorized by that Adoption Agreement. This Section 9.11 applies solely to the allocation of net income, gain or loss of the Trust. The Advisory Committee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

         9.12 INDIVIDUAL STATEMENT. As soon as practicable after the Accounting
              --------------------
Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant.

         9.13 ACCOUNT CHARGED. The Advisory Committee will charge a
              ---------------
Participant's Account for all distributions made from that Account to the Participant, to his Beneficiary or to an alternate payee. The Advisory Committee also will charge a Participant's Account for any administrative expenses incurred by the Plan directly related to that Account.

         9.14 UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the
              ---------------------------
Trustee or the Advisory Committee to search for, or to ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Advisory Committee, by certified or registered mail addressed to his last }mown address of record with the Advisory Committee or the Employer, must notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 9.14 and otherwise must comply with the notice

                                       9.04
requirements of Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Advisory Committee within 6 months from the date of mailing of the notice, the Advisory Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section 3.05. A forfeiture under this paragraph will occur at the end of the notice period or, if later, the, earliest date applicable Treasury regulations would permit the forfeiture. Pending forfeiture, the Advisory Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeitable Accrued Benefit in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

         If a Participant or Beneficiary who has incurred a forfeiture of his Accrued Benefit under the provisions of the first paragraph of this Section 9.14 makes a claim, at any time, for his forfeited Accrued Benefit the Advisory Committee must restore the Participant's or Beneficiary's forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Employer contributes to enable the Advisory Committee to make the required restoration. The Advisory Committee must direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than 60 days after the close of the Plan Year in which the Advisory Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 9.14 apply solely to the Participant's or to the Beneficiary's Accrued Benefit derived from Employer contributions.

                            * * * * * * * * * * * * *









                                       9.05

                                    ARTICLE X
                      CUSTODIAN/TRUSTEE, POWERS AND DUTIES

         10.01 ACCEPTANCE. The trustee accepts the Trust created under the Plan
               ----------
and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.


         10.02 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the
               ------------------------
Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer, nor is obligated to see that funds deposited with it are deposited according to the provisions of the Plan.

         10.03    INVESTMENT POWERS.
                  -----------------

[A] DISCRETIONARY TRUSTEE DESIGNATION. If the Employer, in Adoption Agreement
Section 1.02, designates the Trustee to administer the Trust as a discretionary Trustee, then the Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset properly subject to Employer, Participant or Advisory Committee direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Advisory Committee. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

         (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, to buy and sell commodities, commodity options and contracts for the future delivery of commodities, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind constituting a diversification considered by law suitable for trust investments.

         (b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest.

         (c) To invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a State, in any type of deposit of the Trustee (or of a bank related to

                                      10.01
         the Trustee within the meaning of Code ss.414(b)) at a reasonable rate of interest or in a common trust fund, as described in Code ss.584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee (or its affiliate, as defined in Code ss.1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.

         (d) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides.

         (e) To credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Advisory Committee for any payment or distribution made by it in good faith on the order or direction of the Advisory Committee.

         (f) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

         (g) To compromise, contest, arbitrate or abandon claims and demands, in its discretion.

         (h) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights.

         (i) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.

         (j) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.

         (k) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

         (1) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.


                                      10.02

         (m) To file all tax returns required of the Trustee.

         (n) To furnish to the Employer, the Plan Administrator and the Advisory Committee an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Advisory Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

         (o) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

[B] NONDISCRETIONARY TRUSTEE DESIGNATION/APPOINTMENT OF CUSTODIAN. If the Employer, in its Adoption Agreement Section 1.02, designates the Trustee to administer the Trust as a nondiscretionary Trustee, then the Trustee will not have any discretion or authority with regard to the investment of the Trust Fund, but must act solely as a directed trustee of the funds contributed to it. A nondiscretionary Trustee, as directed trustee of the funds held by it under the Employer's Plan, is authorized and empowered, by way of limitation, with the following powers, rights and duties, each of which the nondiscretionary Trustee exercises solely as directed trustee in accordance with the written direction of the Named Fiduciary (except to the extent a Plan asset is subject to the control and management of a properly appointed Investment Manager or subject to Advisory Committee or Participant direction of investment):

         (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, to buy or sell options on common stock on a nationally recognized options exchange with or without holding the underlying common stock, to buy and sell commodities, commodity options and contracts for the future delivery of commodities, and to make any other investments the Named Fiduciary deems appropriate.

         (b) To retain in cash so much of the Trust Fund as the Named Fiduciary may direct in writing to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest, including, specific authority to invest in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code ss.414(b)) at a reasonable rate of interest.


                                      10.03

         (c) To sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Named Fiduciary directs in writing.

         (d) To credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Advisory Committee for any payment or distribution made by it in good faith on the order or direction of the Advisory Committee.

         (e) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

         (f) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights, provided the exercise of any such powers is in accordance with and at the written direction of the Named Fiduciary.

         (g) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders, provided the exercise of any such powers is in accordance with and at the written direction of the Named Fiduciary.

         (h) To hold any securities or other property in the name of the nondiscretionary Trustee or its nominee, with depositories or agent depositories or in another form as the Named Fiduciary may deem best, with or without disclosing the custodial relationship.

         (i) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until a court of competent jurisdiction makes final adjudication.

         (j) To file all tax returns required of the Trustee.

         (k) To furnish to the Named Fiduciary, the Employer, the Plan Administrator and the Advisory Committee an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the nondiscretionary Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Named Fiduciary, the Employer, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Named

                                      10.04

         Fiduciary, the Employer, the Plan Administrator or the Advisory Committee files with the nondiscretionary Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

         (1) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

         APPOINTMENT OF CUSTODIAN. The Employer may appoint a Custodian under the Plan, the acceptance by the Custodian indicated on the execution page of the Employer's Adoption Agreement. If the Employer appoints a Custodian, the Employer's Plan must have a discretionary Trustee, as described in Section 10.03[A]. A Custodian has the same powers, rights and duties as a nondiscretionary Trustee, as described in this Section 10.03[B]. The Custodian accepts the terms of the Plan and Trust by executing the Employer's Adoption Agreement. Any reference in the Plan to a Trustee also is a reference to a Custodian where the context of the Plan dictates. A limitation of the Trustee's liability by Plan provision also acts as a limitation of the Custodian's liability. Any action taken by the Custodian at the discretionary Trustee's direction satisfies any provision in the Plan referring to the Trustee's taking that action.

         MODIFICATION OF POWERS/LIMITED RESPONSIBILITY. The Employer and the Custodian or nondiscretionary Trustee, by letter agreement, may limit the powers of the Custodian or nondiscretionary Trustee to any combination of powers listed within this Section 10.03[B]. If there is a Custodian or a nondiscretionary Trustee under the Employer's Plan, then the Employer, in adopting this Plan acknowledges the Custodian or nondiscretionary Trustee has no discretion with respect to the investment or re-investment of the Trust Fund and that the Custodian or nondiscretionary Trustee is acting solely as custodian or as directed trustee with respect to the assets comprising the Trust Fund.

[C] LIMITATION OF POWERS OF CERTAIN CUSTODIANS. If a Custodian is a bank which, under its governing state law, does not possess trust powers, then paragraphs
(a), (c), (e), (f), (g) of Section 10.03 [B], Section 10.16 and Article XI do not apply to that bank and that bank only has the power and authority to exercise the remaining powers, rights and duties under Section 10.03[B].

[D] NAMED FIDUCIARY/LIMITATION OF LIABILITY OF NONDISCRETIONARY TRUSTEE OR CUSTODIAN. Under a nondiscretionary Trustee designation, the Named Fiduciary under the Employer's Plan has the sole responsibility for the management and control of the Employer's Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset properly subject to Participant or Advisory Committee direction of investment. If the Employer appoints a Custodian, the Named Fiduciary is the discretionary Trustee. Under a nondiscretionary Trustee designation, unless the Employer designates in writing another person or persons to serve as Named Fiduciary, the Named Fiduciary under the Plan is the president of a corporate Employer, the managing partner of a partnership Employer or the sole proprietor, as appropriate. The Named Fiduciary will exercise its management and control of the Trust Fund through its written direction to the nondiscretionary Trustee or to the Custodian, whichever applies to the Employer's Plan.

                                      10.05

         The nondiscretionary Trustee or Custodian has no duty to review or to make recommendations regarding investments made at the written direction of the Named Fiduciary. The nondiscretionary Trustee or Custodian must retain any investment obtained at the written direction of the Named Fiduciary until further directed in writing by the Named Fiduciary to dispose of such investment. The nondiscretionary Trustee or Custodian is not liable in any manner or for any reason for making, retaining or disposing of any investment pursuant to any written direction described in this paragraph. Furthermore, the Employer agrees to indemnify and to hold the nondiscretionary Trustee or Custodian harmless from any damages, costs or expenses, including reasonable counsel fees, which the nondiscretionary Trustee or Custodian may incur as a result of any claim asserted against the nondiscretionary Trustee, the Custodian or the Trust arising out of the nondiscretionary Trustee's or Custodian's compliance with any written direction described in this paragraph.

[E] PARTICIPANT LOANS. This Section 10.03[E] specifically authorizes the Trustee to make loans on a nondiscriminatory basis to a Participant or to a Beneficiary in accordance with the loan policy established by the Advisory Committee, provided: (1) the loan policy satisfies the requirements of Section 9.04; (2) loans are available to all Participants and Beneficiaries on a reasonably equivalent basis and are not available in a greater amount for Highly Compensated Employees than for other Employees; (3) any loan is adequately secured and bears a reasonable rate of interest; (4) the loan provides for repayment within a specified time; (5) the default provisions of the note prohibit offset of the Participant's Nonforfeitable Accrued Benefit prior to the time the Trustee otherwise would distribute the Participant's Nonforfeitable Accrued Benefit; (6) the amount of the loan does not exceed (at the time the Plan extends the loan) the present value of the Participant's Nonforfeitable Accrued Benefit; and (7) the loan otherwise conforms to the exemption provided by Code ss.4975(d)(1). If the joint and survivor requirements of Article VI apply to the Participant, the Participant may not pledge any portion of his Accrued Benefit as security for a loan made after August 18, 1985, unless, within the 90 day period ending on the date the pledge becomes effective, the Participant's spouse, if any, consents (in a manner described in Section 6.05 other than the requirement relating to the consent of a subsequent spouse) to the security or, by separate consent, to an increase in the amount of security. If the Employer is an unincorporated trade or business, a Participant who is an Owner-Employee may not receive a loan from the Plan, unless he has obtained a prohibited transaction exemption from the Department of Labor. If the Employer is an "S Corporation," a Participant who is a shareholder-employee (an employee or an officer) who, at any time during the Employer's taxable year, owns more than 5%, either directly or by attribution under Code ss.318(a)(1), of the Employer's outstanding stock may not receive a loan from the Plan, unless he has obtained a prohibited transaction exemption from the Department of Labor. If the Employer is not an unincorporated trade or business nor an "S Corporation," this
Section 10.03[E] does not impose any restrictions on the class of Participants eligible for a loan from the Plan.

[F] Investment in qualifying Employer securities and qualifying Employer real property. The investment options in this Section 10.03[F] include the ability to invest in qualifying Employer securities or qualifying Employer real property, as defined in and as limited by ERISA. If the Employer's Plan is a Nonstandardized profit sharing plan, it may elect in its Adoption

                                      10.06

Agreement to permit the aggregate investments in qualifying Employer securities and in qualifying Employer real property to exceed 10% of the value of Plan assets.

         10.04 RECORDS AND STATEMENTS. The records of the Trustee pertaining to
               -----------------------
the Plan must be open to the inspection of the Plan Administrator, the Advisory Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer, Plan Administrator or Advisory Committee may specify in writing. The Trustee must furnish the Plan Administrator or Advisory Committee with whatever information relating to the Trust Fund the Plan Administrator or Advisory Committee considers necessary.

         10.05 FEES AND EXPENSES FROM FUND. A Trustee or Custodian will receive
               ----------------------------
reasonable annual compensation as may be agreed upon from time to time between the Employer and the Trustee or Custodian. No person who is receiving full pay from the Employer may receive compensation for services as Trustee or as Custodian. The Trustee will pay from the Trust Fund all fees and expenses reasonably incurred by the Plan, to the extent such fees and expenses are for the ordinary and necessary administration and operation of the Plan, unless the Employer pays such fees and expenses. Any fee or expense paid, directly or indirectly, by the Employer is not an Employer contribution to the Plan, provided the fee or expense relates to the ordinary and necessary administration of the Fund.

         10.06 PARTIES TO LITIGATION. Except as otherwise provided by ERISA, no
               ----------------------
Participant or Beneficiary is a necessary party or is required to receive notice of process in any court proceeding involving the Plan, the Trust Fund or any fiduciary of the Plan. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Advisory Committee, the Trustee, Custodian, Participants and Beneficiaries.

         10.07 PROFESSIONAL AGENTS. The Trustee may employ and pay from the
               --------------------
Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

         10.08 DISTRIBUTION OF CASH OR PROPERTY. The Trustee may make
               ---------------------------------
distribution under the Plan in cash or property, or partly in each, at its fair market value as determined by the Trustee. For purposes of a distribution to a Participant or to a Participant's designated Beneficiary or surviving spouse, "property" includes a Nontransferable Annuity Contract, provided the contract satisfies the requirements of this Plan.

         10.09 DISTRIBUTION DIRECTIONS. If no one claims a payment or
               ------------------------
distribution made from the Trust, the Trustee must promptly notify the Advisory Committee and then dispose of the payment in accordance with the subsequent direction of the Advisory Committee.

         10.10 THIRD PARTY/MULTIPLE TRUSTEES. No person dealing with the Trustee
               ------------------------------
is obligated to see to the proper application of any money paid or property delivered to the Trustee,

                                      10.07
or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund or of any portion of the Trust Fund with respect to which such persons act as Trustee. However, the signature of only one Trustee is necessary to effect any transaction on behalf of the Trust.

         10.11 RESIGNATION. The Trustee or Custodian may resign its position at
               ------------
any time by giving 30 days' written notice in advance to the Employer and to the Advisory Committee. If the Employer fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee. The Employer, in its sole discretion, may replace a Custodian. If the Employer does not replace a Custodian, the discretionary Trustee will assume possession of Plan assets held by the former Custodian.

         10.12 REMOVAL. The Employer, by giving 30 days' written notice in
               --------
advance to the Trustee, may remove any Trustee or Custodian. In the event of the resignation or removal of a Trustee, the Employer must appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

         10.13 INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee
               -------------------------------------
succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and by filing the acceptance with the former Trustee and the Advisory Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Advisory Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

         10.14 VALUATION OF TRUST. The Trustee must value the Trust Fund as of
               -------------------
each Accounting Date to determine the fair market value of each Participant's Accrued Benefit in the Trust. The Trustee also must value the Trust Fund on such other valuation dates as directed in writing by the Advisory Committee or as required by the Employer's Adoption Agreement.



                                      10.08

         10.15 LIMITATION ON LIABILITY - IF INVESTMENT MANAGER, ANCILLARY
               ----------------------------------------------------------
TRUSTEE OR INDEPENDENT FIDUCIARY APPOINTED. The Trustee is not liable for the
------------------------------------------
acts or omissions of any Investment Manager the Advisory Committee may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Advisory Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

         The limitation on liability described in this Section 10.15 also applies to the acts or omissions of any ancillary trustee or independent fiduciary properly appointed under Section 10.17 of the Plan. However, if a discretionary Trustee, pursuant to the delegation described in Section 10.17 of the Plan, appoints an ancillary trustee, the discretionary Trustee is responsible for the periodic review of the ancillary trustee's actions and must exercise its delegated authority in accordance with the terms of the Plan and in a manner consistent with ERISA. The Employer, the discretionary Trustee and an ancillary trustee may execute a letter agreement as a part of this Plan delineating any indemnification agreement between the parties.

         10.16 INVESTMENT IN GROUP TRUST FUND. The Employer, by adopting this
               -------------------------------
Plan, specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any group trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code ss.401(a). This authorization applies solely to a group trust fund exempt from taxation under Code ss.501(a) and the trust agreement of which satisfies the requirements of Revenue Ruling 81-100. The provisions of the group trust fund agreement, as amended from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the group trust fund will govern any investment of Plan assets in that fund. The Employer must specify in an attachment to its adoption agreement the group trust fund(s) to which this authorization applies. If the Trustee is acting as a nondiscretionary Trustee, the investment in the group trust fund is available only in accordance with a proper direction, by the Named Fiduciary, in accordance with Section 10.03[B]. Pursuant to paragraph (c) of Section 10.03 [A] of the Plan, a Trustee has the authority to invest in certain common trust funds and collective investment funds without the need for the authorizing addendum described in this Section 10.16.

         Furthermore, at the Employer's direction, the Trustee, for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.

         10.17 APPOINTMENT OF ANCILLARY TRUSTEE OR INDEPENDENT FIDUCIARY.  The
               ---------------------------------------------------------
Employer, in writing, may appoint any person in any State to act as ancillary trustee with respect to a designated portion of the Trust Fund. An ancillary trustee must acknowledge in writing its acceptance of the terms and conditions of its appointment as ancillary trustee and its fiduciary status under ERISA. The ancillary trustee has the rights, powers, duties

                                      10.09
and discretion as the Employer may delegate, subject to any limitations or directions specified in the instrument evidencing appointment of the ancillary trustee and to the terms of the Plan or of ERISA. The investment powers delegated to the ancillary trustee may include any investment powers available under Section 10.03 of the Plan including the right to invest any portion of the assets of the Trust Fund in a common trust fund, as described in Code ss.584, or in any collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, but only if the ancillary trustee is a bank or similar financial institution supervised by the United States or by a State and the ancillary trustee (or its affiliate, as defined in Code ss.1504) maintains the common trust fund or collective investment fund exclusively for the collective investment of money contributed by the ancillary trustee (or its affiliate) in a trustee capacity and which conforms to the rules of the Comptroller of the Currency. The Employer also may appoint as an ancillary trustee, the trustee of any group trust fund designated for investment pursuant to the provisions of Section 10.16 of the Plan.

         The ancillary trustee may resign its position at any time by providing at least 30 days' advance written notice to the Employer, unless the Employer waives this notice requirement. The Employer, in writing, may remove an ancillary trustee at any time. In the event of resignation or removal, the Employer may appoint another ancillary trustee, return the assets to the control and management of the Trustee or receive such assets in the capacity of ancillary trustee. The Employer may delegate its responsibilities under this
Section 10.17 to a discretionary Trustee under the Plan, but not to a nondiscretionary Trustee or to a Custodian, subject to the acceptance by the discretionary Trustee of that delegation.

         If the U.S. Department of Labor ("the Department") requires engagement of an independent fiduciary to have control or management of all or a portion of the Trust Fund, the Employer will appoint such independent fiduciary, as directed by the Department. The independent fiduciary will have the duties, responsibilities and powers prescribed by the Department and will exercise those duties, responsibilities and powers in accordance with the terms, restrictions and conditions established by the Department and, to the extent not inconsistent with ERISA, the terms of the Plan. The independent fiduciary must accept its appointment in writing and must acknowledge its status as a fiduciary of the Plan.

                            * * * * * * * * * * * * *

                                      10.10

                                   ARTICLE XI
             PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY

         11.01 INSURANCE BENEFIT. The Employer may elect to provide incidental
               ------------------
life insurance benefits for insurable Participants who consent to life insurance benefits by signing the appropriate insurance company application form. The Trustee will not purchase any incidental life insurance benefit for any Participant prior to an allocation to the Participant's Account. At an insured Participant's written direction, the Trustee will use all or any portion of the Participant's nondeductible voluntary contributions, if any, to pay insurance premiums covering the Participant's life. This Section 11.01 also authorizes the purchase of life insurance, for the benefit of the Participant, on the life of a family member of the Participant or on any person in whom the Participant has an insurable interest. However, if the policy is on the joint lives of the Participant and another person, the Trustee may not maintain that policy if that other person predeceases the Participant.

         The Employer will direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contracts, the amount of the coverage and the applicable dividend plan. Each application for a policy, and the policies themselves, must designate the Trustee as sole owner, with the right reserved to the Trustee to exercise any right or option contained in the policies, subject to the terms and provisions of this Agreement. The Trustee must be the named beneficiary for the Account of the insured Participant. Proceeds of insurance contracts paid to the Participant's Account under this Article XI are subject to the distribution requirements of Article V and of Article VI. The Trustee will not retain any such proceeds for the benefit of the Trust.

         The Trustee will charge the premiums on any incidental benefit insurance contract covering the life of a Participant against the Account of that Participant. The Trustee will hold all incidental benefit insurance contracts issued under the Plan as assets of the Trust created under the Plan.

(A) INCIDENTAL INSURANCE BENEFITS. The aggregate of life insurance premiums paid for the benefit of a Participant, at all times, may not exceed the following percentages of the aggregate of the Employer's contributions allocated to any Participant's Account: (i) 49% in the case of the purchase of ordinary life insurance contracts; or (ii) 25% in the case of the purchase of tern life insurance or universal life insurance contracts. If the Trustee purchases a combination of ordinary life insurance contract(s) and term life insurance or universal life insurance contract(s), then the sum of one-half of the premiums paid for the ordinary life insurance contract(s) and the premiums paid for the term life insurance or universal life insurance contract(s) may not exceed 25% of the Employer contributions allocated to any Participant's Account.

(B) EXCEPTION FOR CERTAIN PROFIT SHARING PLANS. If the Employer's Plan is a profit sharing plan, the incidental insurance benefits requirement does not apply to the Plan if the Plan purchases life insurance benefits only from Employer contributions accumulated in the Participant's Account for at least two years (measured from the allocation date).


                                      11.01

         11.02 LIMITATION ON LIFE INSURANCE PROTECTION. The Trustee will not
               ----------------------------------------
continue any life insurance protection for any Participant beyond his annuity starting date (as defined in Article VI). If the Trustee holds any incidental benefit insurance contract(s) for the benefit of a Participant when he terminates his employment (other than by reason of death), the Trustee must proceed as follows:

         (a) If the entire cash value of the contract(s) is vested in the terminating Participant, or if the contract(s) will have no cash value at the end of the policy year in which termination of employment occurs, the Trustee will transfer the contract(s) to the Participant endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust; subject however, to restrictions as to surrender or payment of benefits as the issuing insurance company may permit and as the Advisory Committee directs;

         (b) If only part of the cash value of the contract(s) is vested in the terminating Participant, the Trustee, to the extent the Participant's interest in the cash value of the contract(s) is not vested, may adjust the Participant's interest in the value of his Account attributable to Trust assets other than incidental benefit insurance contracts and proceed as in (a), or the Trustee must effect a loan from the issuing insurance company on the sole security of the contract(s) for an amount equal to the difference between the cash value of the contract(s) at the end of the policy year in which termination of employment occurs and the amount of the cash value that is vested in the terminating Participant, and the Trustee must transfer the contract(s) endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust; subject however, to the restrictions as to surrender or payment of benefits as the issuing insurance company may permit and the Advisory Committee directs;

         (c) If no part of the cash value of the contract(s) is vested in the terminating Participant, the Trustee must surrender the contract(s) for cash proceeds as may be available.

         In accordance with the written direction of the Advisory Committee, the Trustee will make any transfer of contract(s) under this Section 11.02 on the Participant's annuity starting date (or as soon as administratively practicable after that date). The Trustee may not transfer any contract under this Section
11.02 which contains a method of payment not specifically authorized by Article VI or which fails to comply with the joint and survivor annuity requirements, if applicable, of Article VI. In this regard, the Trustee either must convert such a contract to cash and distribute the cash instead of the contract, or before making the transfer, require the issuing company to delete the unauthorized method of payment option from the contract.

         11.03 DEFINITIONS. For purposes of this Article XI:
               -----------

         (a) "Policy" means an ordinary life insurance contract or a term life insurance contract issued by an insurer on the life of a Participant.

         (b) "Issuing insurance company" is any life insurance company which has issued a policy upon application by the Trustee under the terms of this Agreement.

                                      11.02

         (c) "Contract" or "Contracts" means a policy of insurance. In the event of any conflict between the provisions of this Plan and the terms of any contract or policy of insurance issued in accordance with this
         Article XI, the provisions of the Plan control.

         (d) "Insurable Participant" means a Participant to whom an insurance company, upon an application being submitted in accordance with the Plan, will issue insurance coverage, either as a standard risk or as a risk in an extra mortality classification.

         11.04 DIVIDEND PLAN. The dividend plan is premium reduction unless the
               --------------
Advisory Committee directs the Trustee to the contrary. The Trustee must use all dividends for a contract to purchase insurance benefits or additional insurance benefits for the Participant on whose life the insurance company has issued the contract. Furthermore, the Trustee must arrange, where possible, for all policies issued on the lives of Participants under the Plan to have the same premium due date and all ordinary life insurance contracts to contain guaranteed cash values with as uniform basic options as are possible to obtain. The term "dividends" includes policy dividends, refunds of premiums and other credits.

         11.05 INSURANCE COMPANY NOT A PARTY TO AGREEMENT. No insurance
               -------------------------------------------
company, solely in its capacity as an issuing insurance company, is a party to this Agreement nor is the company responsible for its validity.

         11.06 INSURANCE COMPANY NOT RESPONSIBLE FOR TRUSTEE'S ACTIONS.
               --------------------------------------------------------
No insurance company, solely in its capacity as an issuing insurance company, need examine the terms of this Agreement nor is responsible for any action taken by the Trustee.

         11.07 INSURANCE COMPANY RELIANCE ON TRUSTEE'S SIGNATURE. For the
               --------------------------------------------------
purpose of making application to an insurance company and in the exercise of any right or option contained in any policy, the insurance company may rely upon the signature of the Trustee and is saved harmless and completely discharged in acting at the direction and authorization of the Trustee.

         11.08 ACQUITTANCE. An insurance company is discharged from all
               ------------
liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and is not obliged to see to the distribution or further application of any moneys it so pays.

         11.09 DUTIES OF INSURANCE COMPANY. Each insurance company must keep
               ----------------------------
such records, make such identification of contracts, funds and accounts within funds, and supply such information as may be necessary for the proper administration of the Plan under which it is carrying insurance benefits.

NOTE: The provisions of this Article XI are not applicable, and the Plan may not invest in insurance contracts, if a Custodian signatory to the Adoption Agreement is a bank which has not acquired trust powers from its governing state banking authority.

                              * * * * * * * * * * *

                                      11.03

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.01 EVIDENCE. Anyone required to give evidence under the terms of the
               ---------
Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

         12.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor
               --------------------------------------
the Advisory Committee has any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory Committee to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Advisory Committee need inquire into or be responsible for any action or failure to act on the part of the others, or on the part of any other person who has any responsibility regarding the management, administration or operation of the Plan, whether by the express terms of the Plan or by a separate agreement authorized by the Plan or by the applicable provisions of ERISA. Any action required of a corporate Employer must be by its Board of Directors or its designate.

         12.03 FIDUCIARIES NOT INSURERS. The Trustee, the Advisory Committee,
               -------------------------
the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

         12.04 WAIVER OF NOTICE. Any person entitled to notice under the Plan
               -----------------
may waive the notice, unless the Code or Treasury regulations prescribe the notice or ERISA specifically or impliedly prohibits such a waiver.

         12.05 SUCCESSORS. The Plan is binding upon all persons entitled to
               -----------
benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Advisory Committee, the Plan Administrator and their successors.

         12.06 WORD USAGE. Words used in the masculine also apply to the
               -----------
feminine where applicable, and wherever the context of the Employer's Plan dictates, the plural includes the singular and the singular includes the plural.

         12.07 STATE LAW. The law of the state of the Employer's principal place
               ----------
of business (unless otherwise designated in an addendum to the Employer's Adoption Agreement) will

                                      12.01
determine all questions arising with respect to the provisions of this Agreement except to the extent superseded by Federal law.

         12.08 EMPLOYER'S RIGHT TO PARTICIPATE. If the Employer's Plan fails to
               --------------------------------
qualify or to maintain qualification or if the Employer makes any amendment or modification to a provision of this Plan (other than a proper completion of an elective provision under the Adoption Agreement or the attachment of an addendum authorized by the Plan or by the Adoption Agreement), the Employer may no longer participate under this Prototype Plan. Furthermore, if the Employer no longer is a client of the Regional Prototype Sponsor, subsequent amendments to this Prototype Plan by the Regional Prototype Sponsor, pursuant to Section 13.03 of the Plan, will result in the discontinuance of the Employer's participation in this Prototype Plan unless it resumes its client relationship with the Regional Prototype Sponsor. If the Employer is not entitled to participate under this Prototype Plan, the Employer's Plan is an individually-designed plan and the reliance procedures specified in the applicable Adoption Agreement no longer will apply.

         12.09 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or
               --------------------------
with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

                            * * * * * * * * * * * * *



                                      12.02

                                  ARTICLE XIII
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

         13.01 EXCLUSIVE BENEFIT. Except as provided under Article III, the
               ------------------
Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. However, if the Commissioner of Internal Revenue, upon the Employer's request for initial approval of this Plan, determines the Trust created under the Plan is not a qualified trust exempt from Federal income tax, then (and only then) the Trustee, upon written notice from the Employer, will return the Employer's contributions (and increment attributable to the contributions) to the Employer. The Trustee must make the return of the Employer contribution under this Section 13.01 within one year of a final disposition of the Employer's request for initial approval of the Plan. The Employer's Plan and Trust will terminate upon the Trustee's return of the Employer's contributions.

         13.02 AMENDMENT BY EMPLOYER. The Employer has the right at any time and
               ---------------------
from time to time:

         (a) To amend the elective provisions of the Adoption Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the provisions of Code ss.401(a);

         (b) To amend the Plan to allow the Plan to operate under a waiver of the minimum funding requirement; and

         (c) To amend this Agreement in any other manner.

         No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Employer also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Advisory Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Advisory Committee. The Employer must make all amendments in writing. Each amendment must state the date to which it is either retroactively or prospectively effective. See Section 12.08 for the effect of certain amendments adopted by the Employer.

(A) CODE SS.411(D)(6) PROTECTED BENEFITS. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code ss.412(c)(8), and may not reduce or eliminate Code ss.411(d)(6) protected benefits determined immediately prior to the adoption date (or. if later, the effective

                                      13.01

date) of the amendment. An amendment reduces or eliminates Code ss.411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause (2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

         13.03 AMENDMENT BY REGIONAL PROTOTYPE PLAN SPONSOR. The Regional
               --------------------------------------------
Prototype Plan Sponsor, without the Employer's consent, may amend the Plan and Trust, from time to time, in order to conform the Plan and Trust to any requirement for qualification of the Plan and Trust under the Internal Revenue Code. The Regional Prototype Plan Sponsor may not amend the Plan in any manner which would modify any election made by the Employer under the Plan without the Employer's written consent. Furthermore, the Regional Prototype Plan Sponsor may not amend the Plan in any manner which would violate the proscription of Section
13.02. A Trustee does not have the power to amend the Plan or Trust.

         13.04 DISCONTINUANCE. The Employer has the right, at any time, to
               ---------------
suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first to occur of the following:

         (a) The date terminated by action of the Employer;

         (b) The dissolution or merger of the Employer, unless the successor makes provision to continue the Plan, in which event the successor must substitute itself as the Employer under this Plan. Any termination of the Plan resulting from this paragraph (b) is not effective until compliance with any applicable notice requirements under ERISA.

         13.05 FULL VESTING ON TERMINATION. Upon either full or partial
               ----------------------------
termination of the Plan, or, if applicable, upon complete discontinuance of profit sharing plan contributions to the Plan, an affected Participant's right to his Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage, which otherwise would apply under Article V.

         13.06 MERGER/DIRECT TRANSFER. The Trustee may not consent to, or be a
               -----------------------
party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code ss.401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

                                      13.02

         The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts such a direct transfer of plan assets, the Advisory Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan.

(A) ELECTIVE TRANSFERS. The Trustee, after August 9, 1988, may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer, or unless the transferred benefits are in the form of paid-up individual annuity contracts guaranteeing the payment of the transferred benefits in accordance with the terms of the transferor plan and in a manner consistent with the Code and with ERISA. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code ss.411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 13.02. A transfer is an elective transfer if (1) the transfer satisfies the first paragraph of this
Section 13.06; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his Code ss.411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age;
(8) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and (9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between qualified plans of any type. Any direct transfer of assets from a defined benefit plan after August 9, 1988, which does not satisfy the requirements of this paragraph will render the Employer's Plan individually-designed. See Section 12.08.

(B) DISTRIBUTION RESTRICTIONS UNDER CODE SS.401(K). If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Code ss.401(k) arrangement, the distribution restrictions of Code ss.ss.401(k)(2) and (10) continue to apply to those transferred elective contributions.

         13.07 TERMINATION.
               ------------

(A) PROCEDURE. Upon termination of the Plan, the distribution provisions of
Article VI remain operative, with the following exceptions:


                                      13.03

         (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

         (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

         To liquidate the Trust, the Advisory Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $3,500 and the Participant does not elect an immediate distribution pursuant to Paragraph (2).

         If the Employer's Plan is a profit sharing plan, in lieu of the preceding provisions of this Section 13.07 and the distribution provisions of
Article VI, the Advisory Committee will direct the Trustee to distribute each Participant's Nonforfeitable Accrued Benefit, in lump sum, as soon as administratively practicable after the termination of the Plan, irrespective of the present value of the Participant's Nonforfeitable Accrued Benefit and whether the Participant consents to that distribution. This paragraph does not apply if: (1) the Plan provides an annuity option; or (2) as of the period between the Plan termination date and the final distribution of assets, the Employer maintains any other defined contribution plan (other than an ESOP). The Employer, in an addendum to its Adoption Agreement numbered 13.07, may elect not to have this paragraph apply.

         The Trust will continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan. On each valuation date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section 13.07.

(B) DISTRIBUTION RESTRICTIONS UNDER CODE SS.401(K). If the Employer's Plan includes a Code ss.401(k) arrangement or if transferred assets described in
Section 13.06 are subject to the distribution restrictions of Code ss.ss.401(k)(2) and (10), the special distribution provisions of this Section
13.07 are subject to the restrictions of this paragraph. The portion of the Participant's Nonforfeitable Accrued Benefit attributable to elective contributions (or to amounts treated under the Code ss.401(k) arrangement as elective contributions) is not distributable on account of Plan termination, as described in this Section 13.07, unless: (a) the Participant otherwise is entitled under the Plan to a distribution of that portion of his Nonforfeitable Accrued Benefit; or (b) the Plan termination occurs without the establishment of a successor plan. A successor plan under

                                      13.04
clause (b) is a defined contribution plan (other than an ESOP) maintained by the Employer (or by a related employer) at the time of the termination of the Plan or within the period ending twelve months after the final distribution of assets. A distribution made after March 31, 1988, pursuant to clause (b), must be part of a lump sum distribution to the Participant of his Nonforfeitable Accrued Benefit.

                            * * * * * * * * * * * * *

                                      13.05

                                   ARTICLE XIV
                           CODE ss.401(k) ARRANGEMENTS

         14.01 APPLICATION. This Article XIV applies to an Employer's Plan only
               ------------
if the Employer is maintaining its Plan under a Code ss.401(k) Adoption
Agreement.

         14.02 CODE ss.401(k) ARRANGEMENT. The Employer will elect in Section
               ---------------------------
3.01 of its Adoption Agreement the terms of the Code ss.401(k) arrangement, if any, under the Plan. If the Employer's Plan is a Standardized Plan, the Code ss.401(k) arrangement must be a salary reduction arrangement. If the Employer's Plan is a Nonstandardized Plan, the Code ss.401(k) arrangement may be a salary reduction arrangement or a cash or deferred arrangement.

(A) SALARY REDUCTION ARRANGEMENT. If the Employer elects a salary reduction arrangement, any Employee eligible to participate in the Plan may file a salary reduction agreement with the Advisory Committee. The salary reduction agreement may not be effective earlier than the following date which occurs last: (i) the Employee's Plan Entry Date (or, in the case of a reemployed Employee, his reparticipation date under Article II); (ii) the execution date of the Employee's salary reduction agreement; (iii) the date the Employer adopts the Code ss.401(k) arrangement by executing the Adoption Agreement; or (iv) the effective date of the Code ss.401(k) arrangement, as specified in the Employer's Adoption Agreement. Regarding clause (i), an Employee subject to the Break in Service rule of Section 2.03(B) of the Plan may not enter into a salary reduction agreement until the Employee has completed a sufficient number of Hours of Service to receive credit for a Year of Service (as defined in Section 2.02) following his reemployment commencement date. A salary reduction agreement must specify the amount of Compensation (as defined in Section 1.12) or percentage of Compensation the Employee wishes to defer. The salary reduction agreement will apply only to Compensation which becomes currently available to the Employee after the effective date of the salary reduction agreement. The Employer will apply a reduction election to all Compensation (and to increases in such Compensation) unless the Employee specifies in his salary reduction agreement to limit the election to certain Compensation. The Employer will specify in Adoption Agreement Section 3.01 the rules and restrictions applicable to the Employees salary reduction agreements.

(B) CASH OR DEFERRED ARRANGEMENT. If the Employer elects a cash or deferred arrangement, a Participant may elect to make a cash election against his proportionate share of the Employer's Cash or Deferred Contribution, in accordance with the Employer's elections in Adoption Agreement Section 3.01. A Participant's proportionate share of the Employer's Cash or Deferred Contribution is the percentage of the total Cash or Deferred Contribution which bears the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of determining each Participant's proportionate share of the Cash or Deferred Contribution, a Participant's Compensation is his Compensation as determined under Section 1.12 of the Plan (as modified by Section 3.06 for allocation purposes), excluding any effect the proportionate share may have on the Participant's Compensation for the Plan Year. The Advisory Committee will determine the proportionate share prior to the Employer's actual contribution to the Trust, to provide the Participants the opportunity to file cash elections. The Employer will pay

                                      14.01
directly to the Participant the portion of his proportionate share the Participant has elected to receive in cash.

(C) ELECTION NOT TO PARTICIPATE. A Participant's or Employee's election not to participate, pursuant to Section 2.06, includes his right to enter into a salary reduction agreement or to share in the allocation of a Cash or Deferred Contribution, unless the Participant or Employee limits the effect of the election to the non-401(k) portions of the Plan.

         14.03    DEFINITIONS. For purposes of this Article XIV:
                  -----------

         (a) "Highly Compensated Employee" means an Eligible Employee who satisfies the definition in Section 1.09 of the Plan. Family members aggregated as a single Employee under Section 1.09 constitute a single Highly Compensated Employee, whether a particular family member is a Highly Compensated Employee or a Nonhighly Compensated Employee without the application of family aggregation.

         (b) "Nonhighly Compensated Employee" means an Eligible Employee who is not a Highly Compensated Employee and who is not a family member treated as a Highly Compensated Employee.

         (c) "Eligible Employee" means, for purposes of the ADP test described in Section 14.08, an Employee who is eligible to enter into a salary reduction agreement for the Plan Year, irrespective of whether he actually enters into such an agreement, and a Participant who is eligible for an allocation of the Employer's Cash or Deferred Contribution for the Plan Year. For purposes of the ACP test described in Section 14.09, an "Eligible Employee" means a Participant who is eligible to receive an allocation of matching contributions (or would be eligible if he made the type of contributions necessary to receive an allocation of matching contributions) and a Participant who is eligible to make nondeductible contributions, irrespective of whether he actually makes nondeductible contributions. An Employee continues to be an Eligible Employee during a period the Plan suspends the Employee's right to make elective deferrals or nondeductible contributions following a hardship distribution.

         (d) "Highly Compensated Group" means the group of Eligible Employees who are Highly Compensated Employees for the Plan Year.

         (e) "Nonhighly Compensated Group" means the group of Eligible Employees who are Nonhighly Compensated Employees for the Plan Year.

         (f)      "Compensation" means, except as specifically provided in this
         Article XIV, Compensation as defined for nondiscrimination purposes in
         Section 1.12(B) of the Plan. For Plan Years beginning prior to the later of January 1, 1992, or 60 days after the Treasury issues final regulations under Code ss.ss.401(k) and 401(m), the Plan may limit Compensation taken into account to Compensation received only for the portion of the Plan Year in which the Employee was an Eligible Employee and only for the portion of the Plan Year in which the Plan or the Code ss.401(k) arrangement was in effect. For subsequent Plan Years,

                                      14.02

         Compensation must include Compensation for the entire Plan Year, irrespective of whether the Plan or the Code ss.401(k) arrangement was in effect for the entire Plan Year or whether the Employee begins, resumes or ceases to be an Eligible Employee during the Plan Year.

         (g) "Deferral contributions" are Salary Reduction Contributions and Cash or Deferred Contributions the Employer contributes to the Trust on behalf of an Eligible Employee, irrespective of whether, in the case of Cash or Deferred Contributions, the contribution is at the election of the Employee.

         (h) "Elective deferrals" are all Salary Reduction Contributions and that portion of any Cash or Deferred Contribution which the Employer contributes to the Trust at the election of an Eligible Employee. Any portion of a Cash or Deferred Contribution contributed to the Trust because of the Employee's failure to make a cash election is an elective deferral. However, any portion of a Cash or Deferred Contribution over which the Employee does not have a cash election is not an elective deferral. Elective deferrals do not include amounts which have become currently available to the Employee prior to the election nor amounts designated as nondeductible contributions at the time of deferral or contribution.

         (i) "Matching contributions" are contributions made by the Employer on account of elective deferrals under a Code ss.401(k) arrangement or on account of employee contributions. Matching contributions also include Participant forfeitures allocated on account of such elective deferrals or employee contributions.

         (j) "Nonelective contributions" are contributions made by the Employer which are not subject to a deferral election by an Employee and which are not matching contributions.

         (k) "Qualified matching contributions" are matching contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in paragraph (m). Matching contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into account under a vesting schedule. Any matching contributions allocated to a Participant's Qualified Matching Contributions Account under the Plan automatically satisfy the definition of qualified matching contributions.

         (1) "Qualified nonelective contributions" are nonelective contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in paragraph (m). Nonelective contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into account under a vesting schedule. Any nonelective contributions allocated to a Participant's Qualified Nonelective Contributions Account under the Plan automatically satisfy the definition of qualified nonelective contributions.

         (m) "Distribution restrictions" means the Employee may not receive a distribution of the specified contributions (nor earnings on those contributions) except in the event of (1) the Participant's death, disability, termination of employment or attainment of age 59 1/2, (2)

                                      14.03
         financial hardship satisfying the requirements of Code ss.401(k) and the applicable Treasury regulations, (3) a plan termination, without establishment of a successor defined contribution plan (other than an ESOP), (4) a sale of substantially all of the assets (within the meaning of Code ss.409(d)(2)) used in a trade or business, but only to an employee who continues employment with the corporation acquiring those assets, or (5) a sale by a corporation of its interest in a subsidiary (within the meaning of Code ss.409(d)(3)), but only to an employee who continues employment with the subsidiary. For Plan Years beginning after December 31, 1988, a distribution on account of financial hardship, as described in clause (2), may not include earnings on elective deferrals credited as of a date later than December 31, 1988, and may not include qualified matching contributions and qualified nonelective contributions, nor any earnings on such contributions, irrespective of when credited. A distribution described in clauses (3), (4) or (5), if made after March 31, 1988, must be a lump sum distribution, as required under Code ss.401(k)(10).

         (n) "Employee contributions" are contributions made by a Participant on an after-tax basis, whether voluntary or mandatory, and designated, at the time of contribution, as an employee (or nondeductible) contribution. Elective deferrals and deferral contributions are not employee contributions. Participant nondeductible contributions, made pursuant to Section 4.01 of the Plan, are employee contributions.

         14.04    MATCHING CONTRIBUTIONS/EMPLOYEE CONTRIBUTIONS. The Employer
                  ----------------------------------------------
may elect in Adoption Agreement Section 3.01 to provide matching contributions. The Employer also may elect in Adoption Agreement Section 4.01 to permit or to require a Participant to make nondeductible contributions.

(A) MANDATORY CONTRIBUTIONS. Any Participant nondeductible contributions eligible for matching contributions are mandatory contributions. The Advisory Committee will maintain a separate accounting, pursuant to Section 4.06 of the Plan, to reflect the Participant's Accrued Benefit derived from his mandatory contributions. The Employer, under Adoption Agreement Section 4.05, may prescribe special distribution restrictions which will apply to the Mandatory Contributions Account prior to the Participant's Separation from Service. Following his Separation from Service, the general distribution provisions of
Article VI apply to the distribution of the Participant's Mandatory Contributions Account.

         14.05    TIME OF PAYMENT OF CONTRIBUTIONS. The Employer must make
                  ---------------------------------
Salary Reduction Contributions to the Trust within an administratively reasonable period of time after withholding the corresponding Compensation from the Participant. Furthermore, the Employer must make Salary Reduction Contributions, Cash or Deferred Contributions, Employer matching contributions (including qualified Employer matching contributions) and qualified Employer nonelective contributions no later than the time prescribed by the Code or by applicable Treasury regulations. Salary Reduction Contributions and Cash or Deferred Contributions are Employer contributions for all purposes under this Plan, except to the extent the Code or Treasury regulations prohibit the use of these contributions to satisfy the qualification requirements of the Code.


                                      14.04

         14.06 SPECIAL ALLOCATION PROVISIONS - DEFERRAL CONTRIBUTIONS
               ------------------------------------------------------
MATCHING CONTRIBUTIONS AND QUALIFIED NONELECTIVE CONTRIBUTIONS. To
---------------------------------------------------------------
make allocations under the Plan, the Advisory Committee must establish a Deferral Contributions Account, a Qualified Matching Contributions Account, a Regular Matching Contributions Account, a Qualified Nonelective Contributions Account and an Employer Contributions Account for each Participant.

(A) DEFERRAL CONTRIBUTIONS. The Advisory Committee will allocate to each Participant's Deferral Contributions Account the amount of Deferral Contributions the Employer makes to the Trust on behalf of the Participant. The Advisory Committee will make this allocation as of the last day of each Plan Year unless, in Adoption Agreement Section 3.04, the Employer elects more frequent allocation dates for salary reduction contributions.

(B) MATCHING CONTRIBUTIONS. The Employer must specify in its Adoption Agreement whether the Advisory Committee will allocate matching contributions to the Qualified Matching Contributions Account or to the Regular Matching Contributions Account of each Participant. The Advisory Committee will make this allocation as of the last day of each Plan Year unless, in Adoption Agreement
Section 3.04, the Employer elects more frequent allocation dates for matching contributions.

         (1) To the extent the Employer makes matching contributions under a fixed matching contribution formula, the Advisory Committee will allocate the matching contribution to the Account of the Participant on whose behalf the Employer makes that contribution. A fixed matching contribution formula is a formula under which the Employer contributes a certain percentage or dollar amount on behalf of a Participant based on that Participant's deferral contributions or nondeductible contributions eligible for a match, as specified in Section 3.01 of the Employer's Adoption Agreement. The Employer may contribute on a Participant's behalf under a specific matching contribution formula only if the Participant satisfies the accrual requirements for matching contributions specified in Section 3.06 of the Employer's Adoption Agreement and only to the extent the matching contribution does not exceed the Participant's annual additions limitation in Part 2 of
         Article III.

         (2) To the extent the Employer makes matching contributions under a discretionary formula, the Advisory Committee will allocate the discretionary matching contributions to the Account of each Participant who satisfies the accrual requirements for matching contributions specified in Section 3.06 of the Employer's Adoption Agreement. The allocation of discretionary matching contributions to a Participant's Account is in the same proportion that each Participant's eligible contributions bear to the total eligible contributions of all Participants. If the discretionary formula is a tiered formula, the Advisory Committee will make this allocation separately with respect to each tier of eligible contributions, allocating in such manner the amount of the matching contributions made with respect to that tier. "Eligible contributions" are the Participant's deferral contributions or nondeductible contributions eligible for an allocation of matching contributions, as specified in Section 3.01 of the Employer's Adoption Agreement.


                                      14.05

         If the matching contribution formula applies both to deferral contributions and to Participant nondeductible contributions, the matching contributions apply first to deferral contributions. Furthermore, the matching contribution formula does not apply to deferral contributions that are excess deferrals under Section 14.07. For this purpose: (a) excess deferrals relate first to deferral contributions for the Plan Year not otherwise eligible for a matching contribution; and (2) if the Plan Year is not a calendar year, the excess deferrals for a Plan Year are the last elective deferrals made for a calendar year.

(C) QUALIFIED NONELECTIVE CONTRIBUTIONS. If the Employer, at the time of contribution, designates a contribution to be a qualified nonelective contribution for the Plan Year, the Advisory Committee will allocate that qualified nonelective contribution to the Qualified Nonelective Contributions Account of each Participant eligible for an allocation of that designated contribution, as specified in Section 3.04 of the Employer's Adoption Agreement. The Advisory Committee will make the allocation to each eligible Participant's Account in the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants, for the Plan Year. The Advisory Committee will determine a Participant's Compensation in accordance with the general definition of Compensation under Section 1.12 of the Plan, as modified by the Employer in Sections 1.12 and 3.06 of its Adoption Agreement.

(D) NONELECTIVE CONTRIBUTIONS. To the extent the Employer makes nonelective contributions for the Plan Year which, at the time of contribution, it does not designate as qualified nonelective contributions, the Advisory Committee will allocate those contributions in accordance with the elections under Section 3.04 of the Employer's Adoption Agreement. For purposes of the special nondiscrimination tests described in Sections 14.08 and 14.09, the Advisory Committee may treat nonelective contributions allocated under this paragraph as qualified nonelective contributions, if the contributions otherwise satisfy the definition of qualified nonelective contributions.

         14.07 ANNUAL ELECTIVE DEFERRAL LIMITATION.
               -----------------------------------

(A) ANNUAL ELECTIVE DEFERRAL LIMITATION. An Employee's elective deferrals for a calendar year beginning after December 31, 1986, may not exceed the 402(g) limitation. The 402(g) limitation is the greater of $7,000 or the adjusted amount determined by the Secretary of the Treasury. If, pursuant to a salary reduction agreement or pursuant to a cash or deferral election, the Employer determines the Employee's elective deferrals to the Plan for a calendar year would exceed the 402(g) limitation, the Employer will suspend the Employee's salary reduction agreement, if any, until the following January 1 and pay in cash the portion of a cash or deferral election which would result in the Employee's elective deferrals for the calendar year exceeding the 402(g) limitation. If the Advisory Committee determines an Employee's elective deferrals already contributed to the Plan for a calendar year exceed the 402(g) limitation, the Advisory Committee will distribute the amount in excess of the 402(g) limitation (the "excess deferral"), as adjusted for allocable income, no later than April 15 of the following calendar year. If the Advisory Committee distributes the excess deferral by the appropriate April 15, it may make the distribution irrespective of any other provision under this Plan or under the Code. The Advisory Committee will reduce the amount of excess deferrals for a calendar year distributable to the Employee by the amount of excess contributions (as determined

                                      14.06
in Section 14.08), if any, previously distributed to the Employee for the Plan Year beginning in that calendar year.

         If an Employee participates in another plan under which he makes elective deferrals pursuant to a Code ss.401 (k) arrangement, elective deferrals under a Simplified Employee Pension, or salary reduction contributions to a tax-sheltered annuity, irrespective of whether the Employer maintains the other plan, he may provide the Advisory Committee a written claim for excess deferrals made for a calendar year. The Employee must submit the claim no later than the March 1 following the close of the particular calendar year and the claim must specify the amount of the Employee's elective deferrals under this Plan which are excess deferrals. If the Advisory Committee receives a timely claim, it will distribute the excess deferral (as adjusted for allocable income) the Employee has assigned to this Plan, in accordance with the distribution procedure described in the immediately preceding paragraph.

(B) ALLOCABLE INCOME. For purposes of making a distribution of excess deferrals pursuant to this Section 14.07, allocable income means net income or net loss allocable to the excess deferrals for the calendar year in which the Employee made the excess deferral and for the "gap period" measured from the beginning of the next calendar year to the date of the distribution. If the distribution of the excess deferral occurs during the calendar year in which the Employee made the excess deferral, the Advisory Committee will treat as a "gap period" the period from the first day of that calendar year to the date of the distribution. The Advisory Committee will determine allocable income in the same manner as described in Section 14.08(F) for excess contributions, except the numerator of the allocation fraction will be the amount of the Employee's excess deferrals and the denominator of the allocation fraction will be the Employee's Accrued Benefit attributable to his elective deferrals.

         14.08 ACTUAL DEFERRAL PERCENTAGE ("ADP") TEST. For each Plan Year, the
               ----------------------------------------
Advisory Committee must determine whether the Plan's Code ss.401(k) arrangement satisfies either of the following ADP tests:

         (i) The average ADP for the Highly Compensated Group does not exceed
         1.25 times the average ADP of the Nonhighly Compensated Group; or

         (ii) The average ADP for the Highly Compensated Group does not exceed the average ADP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 14.10) and the average ADP for the Highly Compensated Group is not more than twice the average ADP for the Nonhighly Compensated Group.

(A) CALCULATION OF ADP. The average ADP for a group is the average of the separate ADPs calculated for each Eligible Employee who is a member of that group. An Eligible Employee's ADP for a Plan Year is the ratio of the Eligible Employee's deferral contributions for the Plan Year to the Employee's Compensation for the Plan Year. For aggregated family members treated as a single Highly Compensated Employee, the ADP of the family unit is the greater of
(i) the ADP determined by combining the deferral contributions and Compensation of the family members who are Highly Compensated Employees without family aggregation; or (ii) the ADP determined by combining the

                                      14.07
deferral contributions and Compensation of all aggregated family members. A Nonhighly Compensated Employee's ADP does not include elective deferrals made to this Plan or to any other Plan maintained by the Employer, to the extent such elective deferrals exceed the 402(g) limitation described in Section 14.07(A).

         The Advisory Committee may determine (in a manner consistent with Treasury regulations) the ADPs of the Eligible Employees by taking into account qualified nonelective contributions or qualified matching contributions, or both, made to this Plan or to any other qualified Plan maintained by the Employer. The Advisory Committee may not include qualified nonelective contributions in the ADP test unless the allocation of nonelective contributions is nondiscriminatory when the Advisory Committee takes into account all nonelective contributions (including the qualified nonelective contributions) and also when the Advisory Committee takes into account only the nonelective contributions not used in either the ADP test described in this Section 14.08 or the ACP test described in Section 14.09. For Plan Years beginning after December 31, 1989, the Advisory Committee may not include in the ADP test any qualified nonelective contributions or qualified matching contributions under another qualified plan unless that plan has the same plan year as this Plan. The Advisory Committee must maintain records to demonstrate compliance with the ADP test, including the extent to which the Plan used qualified nonelective contributions or qualified matching contributions to satisfy the test.

(B) SPECIAL AGGREGATION RULE FOR HIGHLY COMPENSATED EMPLOYEES. To determine the ADP of any Highly Compensated Employee, the deferral contributions taken into account must include any elective deferrals made by the Highly Compensated Employee under any other Code ss.401(k) arrangement maintained by the Employer, unless the elective deferrals are to an ESOP. If the plans containing the Code ss.401(k) arrangements have different plan years, the Advisory Committee will determine the combined deferral contributions on the basis of the plan years ending in the same calendar year.

(C) AGGREGATION OF CERTAIN CODE SS.401(K) ARRANGEMENTS. If the Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the Code ss.401(k) arrangements under such plans to determine whether either plan satisfies the ADP test. This aggregation rule applies to the ADP determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. The Advisory Committee also may elect to aggregate the Code ss.401(k) arrangements under plans which the Employer does not treat as a unit for coverage or nondiscrimination purposes. For Plan Years beginning after December 31, 1989, an aggregation of Code ss.401(k) arrangements under this paragraph does not apply to plans which have different plan years and, for Plan Years beginning after December 31, 1988, the Advisory Committee may not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

(D) CHARACTERIZATION OF EXCESS CONTRIBUTIONS. If, pursuant to this Section 14.08, the Advisory Committee has elected to include qualified matching contributions in the average ADP, the Advisory Committee will treat excess contributions as attributable proportionately to deferral contributions and to qualified matching contributions allocated on the basis of those deferral contributions. If the total amount of a Highly Compensated Employee's excess contributions for the Plan Year exceeds

                                      14.08
his deferral contributions or qualified matching contributions for the Plan Year, the Advisory Committee will treat the remaining portion of his excess contributions as attributable to qualified nonelective contributions. The Advisory Committee will reduce the amount of excess contributions for a Plan Year distributable to a Highly Compensated Employee by the amount of excess deferrals (as determined in Section 14.07), if any, previously distributed to that Employee for the Employee's taxable year ending in that Plan Year.

(E) DISTRIBUTION OF EXCESS CONTRIBUTIONS. If the Advisory Committee determines the Plan fails to satisfy the ADP test for a Plan Year, it must distribute the excess contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess contributions are the amount of deferral contributions made by the Highly Compensated Employees which causes the Plan to fail to satisfy the ADP test. The Advisory Committee will distribute to each Highly Compensated Employee his respective share of the excess contributions. The Advisory Committee will determine the respective shares of excess contributions by starting with the Highly Compensated Employee(s) who has the greatest ADP, reducing his ADP to the next highest ADP, then, if necessary, reducing the ADP of the Highly Compensated Employee(s) at the next highest ADP level (including the ADP of the Highly Compensated Employee(s) whose ADP the Advisory Committee already has reduced), and continuing in this manner until the average ADP for the Highly Compensated Group satisfies the ADP test. If the Highly Compensated Employee is part of an aggregated family group, the Advisory Committee, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess contributions assigned to the family unit.

(F) ALLOCABLE INCOME. To determine the amount of the corrective distribution required under this Section 14.08, the Advisory Committee must calculate the allocable income for the Plan Year in which the excess contributions arose and for the "gap period" measured from the beginning of the next Plan Year to the date of the distribution. "Allocable income" means net income or net loss. To calculate allocable income for the Plan Year, the Advisory Committee: (1) first will determine the net income or net loss for the Plan Year on the Highly Compensated Employee's Accrued Benefit attributable to deferral contributions; and (2) then will multiply this net income or net loss by the following fraction:

        Amount of the Highly Compensated Employee's excess contributions
        ----------------------------------------------------------------
             Accrued Benefit attributable to deferral contributions

The Accrued Benefit attributable to deferral contributions includes the Accrued Benefit attributable to qualified matching contributions and qualified nonelective contributions taken into account in the ADP test for the Plan Year or for any prior Plan Year. For purposes of the denominator of the fraction, the Advisory Committee will calculate the Accrued Benefit attributable to deferral contributions as of the last day of the Plan Year (without regard to the net income or net loss for the Plan Year on that Accrued Benefit).


                                      14.09

         To calculate allocable income for the "gap period," the Advisory Committee will perform the same calculation as described in the preceding paragraph, except in clause (1) the Advisory Committee will determine, as of the last day of the month preceding the date of distribution, the net income or net loss for the "gap period" and in clause (2) will calculate the Accrued Benefit attributable to deferral contributions as of the day before the distribution. If the Plan does not perform a valuation on the last day of the month preceding the date of distribution, the Advisory Committee, in lieu of the calculation described in this paragraph, will calculate allocable income for each month in the "gap period" as equal to 10% of the allocable income for the Plan Year. Under this alternate calculation, the Advisory Committee will disregard the month in which the distribution occurs, if the Plan makes the distribution no later than the 15th day of that month.

         14.09 NONDISCRIMINATION RULES FOR EMPLOYER MATCHING CONTRIBUTIONS/
               ------------------------------------------------------------
PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. For Plan Years beginning after December
----------------------------------------
31, 1986, the Advisory Committee must determine whether the annual Employer matching contributions (other than qualified matching contributions used in the ADP under Section 14.08), if any, and the Employee contributions, if any, satisfy either of the following average contribution percentage ("ACP") tests:

         (i) The ACP for the Highly Compensated Group does not exceed 1.25 times the ACP of the Nonhighly Compensated Group; or

         (ii) The ACP for the Highly Compensated Group does not exceed the ACP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 14.10) and the ACP for the Highly Compensated Group is not more than twice the ACP for the Nonhighly Compensated Group.

(A) CALCULATION OF ACP. The average contribution percentage for a group is the average: of the separate contribution percentages calculated for each Eligible Employee who is a member of that group. An Eligible Employee's contribution percentage for a Plan Year is the ratio of the Eligible Employee's aggregate contributions for the Plan Year to the Employee's Compensation for the Plan Year. "Aggregate contributions" are Employer matching contributions (other than qualified matching contributions used in the ADP test under Section 14.08) and employee contributions (as defined in Section 14.03). For aggregated family members treated as a single Highly Compensated Employee, the contribution percentage of the family unit is the greater of (i) the contribution percentage determined by combining the aggregate contributions and Compensation of the family members who are Highly Compensated Employees without family aggregation; or (ii) the contribution percentage determined by combining the aggregate contributions and Compensation of all aggregated family members.

         The Advisory Committee, in a manner consistent with Treasury regulations, may determine the contribution percentages of the Eligible Employees by taking into account qualified nonelective contributions (other than qualified nonelective contributions used in the ADP test under Section 14.08) or elective deferrals, or both, made to this Plan or to any other qualified
Plan maintained by the Employer. The Advisory Committee may not include qualified nonelective contributions in the ACP test unless the allocation of nonelective contributions is nondiscriminatory when the Advisory

                                      14.10

Committee takes into account all nonelective contributions (including the qualified nonelective contributions) and also when the Advisory Committee takes into account only the nonelective contributions not used in either the ADP test described in Section 14.08 or the ACP test described in this Section 14.09. The Advisory Committee may not include elective deferrals in the ACP test, unless the Plan which includes the elective deferrals satisfies the ADP test both with and without the elective deferrals included in this ACP test. For Plan Years beginning after December 31, 1989, the Advisory Committee may not include in the ACP test any qualified nonelective contributions or elective deferrals under another qualified plan unless that plan has the same plan year as this Plan. The Advisory Committee must maintain records to demonstrate compliance with the ACP test, including the extent to which the Plan used qualified nonelective contributions or elective deferrals to satisfy the test.

(B) SPECIAL AGGREGATION RULE FOR HIGHLY COMPENSATED EMPLOYEES. To determine the contribution percentage of any Highly Compensated Employee, the aggregate contributions taken into account must include any matching contributions (other than qualified matching contributions used in the ADP test) and any Employee contributions made on his behalf to any other plan maintained by the Employer, unless the other plan is an ESOP. If the plans have different plan years, the Advisory Committee will determine the combined aggregate contributions on the basis of the plan years ending in the same calendar year.

(C) AGGREGATION OF CERTAIN PLANS. If the Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the plans to determine whether either plan satisfies the ACP test. This aggregation rule applies to the contribution percentage determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. The Advisory Committee also may elect to aggregate plans which the Employer does not treat as a unit for coverage or nondiscrimination purposes. For Plan Years beginning after December 31, 1989, an aggregation of plans under this paragraph does not apply to plans which have different plan years and, for Plan Years beginning after December 31, 1988, the Advisory Committee may not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

(D) DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will determine excess aggregate contributions after determining excess deferrals under Section 14.07 and excess contributions under Section 14.08. If the Advisory Committee determines the Plan fails to satisfy the ACP test for a Plan Year, it must distribute the excess aggregate contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess aggregate contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess aggregate contributions are the amount of aggregate contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the ACP test. The Advisory Committee will distribute to each Highly Compensated Employee his respective share of the excess aggregate contributions. The Advisory Committee will determine the respective shares of excess aggregate contributions by starting with the Highly Compensated Employee(s) who has the greatest contribution percentage, reducing his contribution percentage to the next highest contribution percentage, then, if necessary, reducing the contribution percentage of the Highly Compensated

                                      14.11

Employee(s) at the next highest contribution percentage level (including the contribution percentage of the Highly Compensated Employee(s) whose contribution percentage the Advisory Committee already has reduced), and continuing in this manner until the ACP for the Highly Compensated Group satisfies the ACP test. If the Highly Compensated Employee is part of an aggregated family group, the Advisory Committee, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess aggregate contributions assigned to the family unit.

(E) ALLOCABLE INCOME. To determine the amount of the corrective distribution required under this Section 14.09, the Advisory Committee must calculate the allocable income for the Plan Year in which the excess aggregate contributions arose and for the "gap period" measured from the beginning of the next Plan Year to the date of the distribution. "Allocable income" means net income or net loss. The Advisory Committee will determine allocable income in the same manner as described in Section 14.08(F) for excess contributions, except the numerator of the allocation fraction will be the Highly Compensated Employee's excess aggregate contributions and the denominator of the allocation fraction will be the Employee's Accrued Benefit attributable to aggregate contributions and, if applicable, to qualified nonelective contributions and elective deferrals included in the ACP test for the Plan Year or for any prior Plan Year.

(F) CHARACTERIZATION OF EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will treat a Highly Compensated Employee's allocable share of excess aggregate contributions in the following priority: (1) first as attributable to his Employee contributions which are voluntary contributions, if any; (2) then as matching contributions allocable with respect to excess contributions determined under the ADP test described in Section 14.08; (3) then on a pro rata basis to matching contributions and to the deferral contributions relating to those matching contributions -which the Advisory Committee has included in the ACP test; (4) then on a pro rata basis to Employee contributions which are mandatory contributions, if any, and to the matching contributions allocated on the basis of those mandatory contributions; and (5) last to qualified nonelective contributions used in the ACP test. To the extent the Highly Compensated. Employee's excess aggregate contributions are attributable to matching contributions, and he is not 100% vested in his Accrued Benefit attributable to matching contributions, the Advisory Committee will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's excess aggregate contributions attributable to Employer matching contributions is the total amount of such excess aggregate contributions (as adjusted for allocable income) multiplied by his vested percentage (determined as of the last day of the Plan Year for which the Employer made the matching contribution). The Employer will specify in Adoption Agreement Section 3.05 the manner in which the Plan will allocate forfeited excess aggregate contributions.

         14.10 MULTIPLE USE LIMITATION. For Plan Years beginning after December
               ------------------------
31, 1988, if at least one Highly Compensated Employee is includible in the ADP test under Section 14.08 and in the ACP test under Section 14.09, the sum of the Highly Compensated Group's ADP and ACP may not exceed the multiple use limitation.



                                      14.12

         The multiple use limitation is the sum of (i) and (ii):

         (i) 125% of the greater of (a) the ADP of the Nonhighly Compensated Group under the Code ss.401(k) arrangement; or (b) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan Year of the Code ss.401(k) arrangement.

         (ii) 2% plus the lesser of (i)(a) or (i)(b), but no more than twice the lesser of (i)(a) or (i)(b).

         For Plan Years beginning prior to the later of January 1, 1992, or 60 days after the Treasury issues final regulations under Code ss.401(m), the Advisory Committee, in lieu of determining the multiple use limitation as the sum of (i) and (ii), may elect to determine the multiple use limitation as the sum of (iii) and (iv):

         (iii) 125% of the lesser of (a) the ADP of the Nonhighly Compensated Group under the Code ss.401(k) arrangement; or (b) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan Year of the Code ss.401(k) arrangement.

         (iv) 2% plus the greater of (iii)(a) or (iii)(b), but no more than twice the greater of (iii)(a) or (iii)(b).

         The Advisory Committee will determine whether the Plan satisfies the multiple use limitation after applying the ADP test under Section 14.08 and the ACP test under Section 14.09 and after making any corrective distributions required by those Sections. If, after applying this Section 14.10, the Advisory Committee determines the Plan has failed to satisfy the multiple use limitation, the Advisory Committee will correct the failure by treating the excess amount as excess aggregate contributions under Section 14.09. This Section 14.10 does not apply unless, prior to application of the multiple use limitation, the ADP and the ACP of the Highly Compensated Group each exceeds 125% of the respective percentages for the Nonhighly Compensated Group.

         14.11 DISTRIBUTION RESTRICTIONS. The Employer must elect in Section
               -------------------------
6.03 the Adoption Agreement the distribution events permitted under the Plan. The distribution events applicable to the Participant's Deferral Contributions Account, Qualified Nonelective Contributions Account and Qualified Matching Contributions Account must satisfy the distribution restrictions described in paragraph (m) of Section 14.03.

(A) HARDSHIP DISTRIBUTIONS FROM DEFERRAL CONTRIBUTIONS ACCOUNT. The Employer must elect in Adoption Agreement Section 6.03 whether a Participant may receive hardship distributions from his Deferral Contributions Account prior to the Participant's Separation from Service. Hardship distributions from the Deferral Contributions Account must satisfy the requirements of this Section 14.11. A hardship distribution option may not apply to the Participant's Qualified Nonelective Contributions Account or Qualified Matching Contributions Account.

         (1) DEFINITION OF HARDSHIP. A hardship distribution under this Section
14.11 must be on account of one or more of the following immediate and heavy financial needs: (1) medical expenses

                                      14.13
described in Code ss.213(d) incurred by the Participant, by the Participant's spouse, or by any of the Participant's dependents; (2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) the payment of post-secondary education tuition, for the next semester or for the next quarter, for the Participant, for the Participant's spouse, or for any of the Participant's dependents; or (4) to prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence.

         (2) RESTRICTIONS. The following restrictions apply to a Participant who receives a hardship distribution: (a) the Participant may not make elective deferrals or employee contributions to the Plan for the 12-month period following the date of his hardship distribution; (b) the distribution is not in excess of the amount of the immediate and heavy financial need; (c) the Participant must have obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under this Plan and all other qualified plans maintained by the Employer, and (d) the Participant agrees to limit elective deferrals under this Plan and under any other qualified Plan maintained by the Employer, for the Participant's taxable year immediately following the taxable year of the hardship distribution, to the 402(g) limitation (as described in Section 14.07), reduced by the amount of the Participant's elective deferrals made in the taxable year of the hardship distribution. The suspension of elective deferrals and employee contributions described in clause (a) also must apply to all other qualified plans and to all nonqualified plans of deferred compensation maintained by the Employer, other than any mandatory employee contribution portion of a defined benefit plan, including stock option, stock purchase and other similar plans, but not including health or welfare benefit plans (other than the cash or deferred arrangement portion of a cafeteria plan).

         (3) EARNINGS. For Plan Years beginning after December 31, 1988, a hardship distribution" under this Section 14.11 may not include earnings on an Employee's elective deferrals credited after December 31, 1988, and may not include qualified matching contributions and qualified nonelective contributions, nor any earnings on such contributions, irrespective of when credited.

(B) DISTRIBUTIONS AFTER SEPARATION FROM SERVICE. Following the Participant's Separation from Service, the distribution events applicable to the Participant apply equally to all of the Participant's Accounts, except as elected in Section
6.03 of the Employer's Adoption Agreement.

         14.12 SPECIAL ALLOCATION RULES. If the Code ss.401(k) arrangement
               -------------------------
provides for salary reduction contributions, if the Plan accepts Employee contributions, pursuant to Adoption Agreement Section 4.01, or if the Plan allocates matching contributions as of any date other than the last day of the Plan Year, the Employer must elect in Adoption Agreement 9.11 whether any special allocation provisions will apply under Section 9.11 of the Plan. For purposes of the elections:

         (a) A "segregated Account" direction means the Advisory Committee will establish a segregated Account for the applicable contributions made on the Participant's behalf during the Plan Year. The Trustee must invest the segregated Account in Federally insured interest bearing savings account(s) or time deposits, or a combination of both, or in any other fixed income investments, unless otherwise specified in the Employer's Adoption Agreement. As of the last day of each Plan Year (or, if earlier, an allocation date coinciding with a valuation date described in Section 9.11), the Advisory Committee will reallocate the segregated

                                      14.14

         Account to the Participant's appropriate Account, in accordance with
         Section 3.04 or Section 4.06, whichever applies to the contributions.

         (b) A "weighted average allocation" method will treat a weighted portion of the applicable contributions as if includible in the Participant's Account as of the beginning of the valuation period. The weighted portion is a fraction, the numerator of which is the number of months in the valuation period, excluding each month in the valuation period which begins prior to the contribution date of the applicable contributions, and the denominator of which is the number of months in the valuation period. The Employer may elect in its Adoption Agreement to substitute a weighting period other than months for purposes of this weighted average allocation.

                            * * * * * * * * * * * * *



                                      14.15

                                    ARTICLE A
                      APPENDIX TO PLAN AND TRUST AGREEMENT

         This Article is necessary to comply with the Unemployment Compensation Amendments Act of 1992 and is an integral part of the basic plan document.
Section 16.1 applies to any modifications or amendment of this Article.

         A-1.     APPLICATIONS.  This Article applies to distributions made on
                  -------------
or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distribution may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         A-2.     DEFINITIONS.
                  -----------

         (a) "Eligible rollover distribution." An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years of more: any distribution to the extent such distribution is required under Code ss.401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

         (b) "Eligible retirement plan." An eligible retirement plan is an individual retirement account described in Code ss.408(a), an individual retirement annuity described in Code ss.408(b), an annuity plan described in Code ss.403(a), or a qualified trust described in Code ss.401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) "Distributee." A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code ss.414(p), are distributees with regard to the interest of the spouse or former spouse.

         (d) "Direct rollover." A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                            * * * * * * * * * * * * *

                                    ARTICLE B
                      APPENDIX TO PLAN AND TRUST AGREEMENT

         This Article is necessary to comply with the Omnibus Budget Reconciliation Act of 1993 (OBRA '93) and is an integral part of the plan document. Section 16.1 applies to any modification or amendment of this Article.

         In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                            * * * * * * * * * * * * *

                                    ARTICLE C
                      APPENDIX TO PLAN AND TRUST AGREEMENT
                         REV. RUL. 94-76 MODEL AMENDMENT

         This amendment is effective on the first day of the first Plan Year beginning on or after December 31, 1994, or, if later, March 12, 1995.

         Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, disability, or severance from employment, and prior to plan termination, the optional form of benefits is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of the Code ss.414(1), to this Plan from a money purchase pension plan qualified under Code ss.401(a) (other than any portion of those assets and liabilities attributable to voluntary Employee contributions).

                                    ARTICLE D
                      APPENDIX TO PLAN AND TRUST AGREEMENT
                             USERRA MODEL AMENDMENT

         This Article is necessary to comply with the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), and is an integral part of the basic plan document.

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with ss.414(u) of the Internal Revenue Code.

         Loan repayments will be suspended under this Plan as permitted under ss.414(u)(4) of the Internal Revenue Code.

The Effective Date of this Appendix shall be October 13, 1996.

                            * * * * * * * * * * * * *

                             ADDENDUM TO ARTICLE XIV
                                     OF THE
                     DEFINED CONTRIBUTION REGIONAL PROTOTYPE
                            PLAN AND TRUST AGREEMENT
                             BASIC PLAN DOCUMENT #01
                                 AS SPONSORED BY
                           CPI PENSION SERVICES, INC.

This Addendum shall replace Article XIV in the Plan and Trust Agreement in its entirety by the following Article XIV.

                                   ARTICLE XIV
                           CODE SS.401(K) ARRANGEMENTS

         14.01 APPLICATION. This Article XIV applies to an Employer's Plan only
               -----------
if the Employer is maintaining its Plan under a Code ss.401(k) Adoption
Agreement.

         14.02 CODE ss.401 (K) ARRANGEMENT. The Employer will elect in Section
               ---------------------------
3.01 of its Adoption Agreement the terms of the Code ss.401(k) arrangement, if any, under the Plan. If the Employer's Plan is a Standardized Plan, the Code ss.401(k) arrangement must be a salary reduction arrangement. If the Employer's Plan is a Nonstandardized Plan, the Code ss.401(k) arrangement may be a salary reduction arrangement or a cash or deferred arrangement.

(A) SALARY REDUCTION ARRANGEMENT. If the Employer elects a salary reduction arrangement, any Employee eligible to participate in the Plan may file a salary reduction agreement with the Advisory Committee. The salary reduction agreement may not be effective earlier than the following date which occurs last: (i) the Employee's Plan Entry Date (or, in the case of a reemployed Employee, his reparticipation date under Article II); (ii) the execution date of the Employee's salary reduction agreement; (iii) the date the Employer adopts the Code ss.401(k) arrangement by executing the Adoption Agreement; or (iv) the effective date of the Code ss.401(k) arrangement, as specified in the Employer's Adoption Agreement. Regarding clause (i), an Employee subject to the Break in Service rule of Section 2.03(B) of the Plan may not enter into a salary reduction agreement until the Employee has completed a sufficient number of Hours of Service to receive credit for a Year of Service (as defined in Section 2.02) following his reemployment commencement date. A salary reduction agreement must specify the amount of Compensation (as defined in Section 1.12) or percentage of Compensation the Employee wishes to defer. The salary reduction agreement will apply only to Compensation which becomes currently available to the Employee after the effective date of the salary reduction agreement. The Employer will apply a reduction election to all Compensation (and to increases in such Compensation) unless the Employee specifies in his salary reduction agreement to limit the election to certain Compensation. The Employer will specify in Adoption Agreement Section 3.01 the riles and restrictions applicable to the Employees salary reduction agreements.

(B) CASH OR DEFERRED ARRANGEMENT. If the Employer elects a cash or deferred arrangement, a Participant may elect to make a cash election against his proportionate share of the Employer's Cash

                                      14.01
or Deferred Contribution, in accordance with the Employer's elections in Adoption Agreement Section 3.01. A Participant's proportionate share of the Employer's Cash or Deferred Contribution is the percentage of the total Cash or Deferred Contribution which bears the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of determining each Participant's proportionate share of the Cash or Deferred Contribution, a Participant's Compensation is his Compensation as determined under Section 1.12 of the Plan (as modified by Section 3.06 for allocation purposes), excluding any effect the proportionate share may have on the Participant's Compensation for the Plan Year. The Advisory Committee will determine the proportionate share prior to the Employer's actual contribution to the Trust, to provide the Participants the opportunity to file cash elections. The Employer will pay directly to the Participant the portion of his proportionate share the Participant has elected to receive in cash.

(C) ELECTION NOT TO PARTICIPATE. A Participant's or Employee's election not to participate, pursuant to Section 2.06, includes his right to enter into a salary reduction agreement or to share in the allocation of a Cash or Deferred Contribution, unless the Participant or Employee limits the effect of the election to the non-401(k) portions of the Plan.

         14.03  DEFINITIONS. For purposes of this Article XIV:

         (a) "Highly Compensated Employee" means an Eligible Employee who satisfies the definition in Section 1.09 of the Plan. Family members aggregated as a single Employee under Section 1.09 constitute a single Highly Compensated Employee, whether a particular family member is a Highly Compensated Employee or a Nonhighly Compensated Employee without the application of family aggregation.

         (b) "Nonhighly Compensated Employee" means an Eligible Employee who is not a Highly Compensated Employee and who is not a family member treated as a Highly Compensated Employee.

         (c) "Eligible Employee" means, for purposes of the ADP test described in Section 14.08, an Employee who is eligible to enter into a salary reduction agreement for the Plan Year, irrespective of whether he actually enters into such an agreement, and a Participant who is eligible for an allocation of the Employers Cash or Deferred Contribution for the Plan Year. For purposes of the ACP test described in Section 14.09, an "Eligible Employee" means a Participant who is eligible to receive an allocation of matching contributions (or would be eligible if he made the type of contributions necessary to receive an allocation of matching contributions) and a Participant who is eligible to make nondeductible contributions, irrespective of whether he actually makes nondeductible contributions. An Employee continues to be an Eligible Employee during a period the Plan suspends the Employee's right to make elective deferrals or nondeductible contributions following a hardship distribution.

         (d) "Highly Compensated Group" means the group of Eligible Employees who are Highly Compensated Employees for the Plan Year.


                                      14.02

         (e) "Nonhighly Compensated Group" means the group of Eligible Employees who are Nonhighly Compensated Employees for the Plan Year.

         (f)      "Compensation" means, except as specifically provided in this
         Article XIV, Compensation as defined for nondiscrimination purposes in
         Section 1.12(B) of the Plan. To compute an Employee's ADP or ACP, the Advisory Committee may limit Compensation taken into account to Compensation received only for the portion of the Plan Year in which the Employee was an Eligible Employee and only for the portion of the Plan Year in which the Plan or the Code ss.401(k) arrangement was in effect.

         (g) "Deferral contributions" are Salary Reduction Contributions and Cash or Deferred Contributions the Employer contributes to the Trust on behalf of an Eligible Employee, irrespective of whether, in the case of Cash or Deferred Contributions, the contribution is at the election of the Employee. For Salary Reduction Contributions, the terms "deferral contributions" and "elective deferrals" have the same meaning.

         (h) "Elective deferrals" are all Salary Reduction Contributions and that portion of any Cash or Deferred Contribution which the Employer contributes to the Trust at the election of an Eligible Employee. Any portion of a Cash or Deferred Contribution contributed to the Trust because of the Employee's failure to make a cash election is an elective deferral. However, any portion of a Cash or Deferred Contribution over which the Employee does not have a cash election is not an elective deferral. Elective deferrals do not include amounts which have become currently available to the Employee prior to the election nor amounts designated as nondeductible contributions at the time of deferral or contribution.

         (i) "Matching contributions" are contributions made by the Employer on account of elective deferrals under a Code ss.401(k) arrangement or on account of employee contributions. Matching contributions also include Participant forfeitures allocated on account of such elective deferrals or employee contributions.

         (j) "Nonelective contributions" are contributions made by the Employer which are not subject to a deferral election by an Employee and which are not matching contributions.

         (k) "Qualified matching contributions" are matching contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in paragraph (m). Matching contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into account under a vesting schedule. Any matching contributions allocated to a Participant's Qualified Matching Contributions Account under the Plan automatically satisfy the definition of qualified matching contributions.

         (1) "Qualified nonelective contributions" are nonelective contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in paragraph (m). Nonelective contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into

                                      14.03
         account under a vesting schedule. Any nonelective contributions allocated to a Participant's Qualified Nonelective Contributions Account under the Plan automatically satisfy the definition of qualified nonelective contributions.

         (m) "Distribution restrictions" means the Employee may not receive a distribution of the specified contributions (nor earnings on those contributions) except in the event of (1) the Participant's death, disability, termination of employment or attainment of age 59 1/2, (2) financial hardship satisfying the requirements of Code ss.401(k) and the applicable Treasury regulations, (3) a plan termination, without establishment of a successor defined contribution plan (other than an ESOP), (4) a sale of substantially all of the assets (within the meaning of Code ss.409(d)(2)) used in a trade or business, but only to an employee who continues employment with the corporation acquiring those assets, or (5) a sale by a corporation of its interest in a subsidiary (within the meaning of Code ss.409(d)(3)), but only to an employee who continues employment with the subsidiary. For Plan Years beginning after December 31, 1988, a distribution on account of financial hardship, as described in clause (2), may not include earnings on elective deferrals credited as of a date later than December 31, 1988, and may not include qualified matching contributions and qualified nonelective contributions, nor any earnings on such contributions, credited after December 31, 1988. A plan does not violate the distribution restrictions if, instead of the December 31, 1988, date in the preceding sentence the plan specifies a date not later than the end of the last Plan Year ending before July 1, 1989. A distribution described in clauses (3), (4) or (5), if made after March 31, 1988, must be a lump sum distribution, as required under Code ss.401(k)(10).

         (n) "Employee contributions" are contributions made by a Participant on an after-tax basis, whether voluntary or mandatory, and designated; at the time of contribution, as an employee (or nondeductible) contribution. Elective deferrals and deferral contributions are not employee contributions. Participant nondeductible contributions, made pursuant to Section 4.01 of the Plan, are employee contributions.

         14.04 MATCHING CONTRIBUTIONS; EMPLOYEE CONTRIBUTIONS. The Employer may
               ----------------------------------------------
elect in Adoption Agreement Section 3.01 to provide matching contributions. The Employer also may elect in Adoption Agreement Section 4.01 to permit or to require a Participant to make nondeductible contributions.

(A) MANDATORY CONTRIBUTIONS. Any Participant nondeductible contributions eligible for matching contributions are mandatory contributions. The Advisory Committee will maintain a separate accounting, pursuant to Section 4.06 of the Plan, to reflect the Participant's Accrued Benefit derived from his mandatory contributions. The Employer, under Adoption Agreement Section 4.05, may prescribe special distribution restrictions which will apply to the Mandatory Contributions Account prior to the Participant's Separation from Service. Following his Separation from Service, the general distribution provisions of
Article VI apply to the distribution of the Participant's Mandatory Contributions Account.

         14.05 TIME OF PAYMENT OF CONTRIBUTIONS. The Employer must make Salary
               --------------------------------
Reduction Contributions to the Trust within an administratively reasonable period of time after

                                      14.04
withholding the corresponding Compensation from the Participant. Furthermore, the Employer must make Salary Reduction Contributions, Cash Or Deferred Contributions, Employer matching contributions (including qualified Employer matching contributions) and qualified Employer nonelective contributions no later than the time prescribed by the Code or by applicable Treasury regulations. Salary Reduction Contributions and Cash or Deferred Contributions are Employer contributions for all purposes under this Plan, except to the extent the Code or Treasury regulations prohibit the use of these contributions to satisfy the qualification requirements of the Code.

14.06 SPECIAL ALLOCATION PROVISIONS - DEFERRAL CONTRIBUTIONS. MATCHING
      ----------------------------------------------------------------
CONTRIBUTIONS AND QUALIFIED NONELECTIVE CONTRIBUTIONS. To make allocations under
------------------------------------------------------
the Plan, the Advisory Committee must establish a Deferral Contributions Account, a Qualified Matching Contributions Account, a Regular Matching Contributions Account, a Qualified Nonelective Contributions Account and an Employer Contributions Account for each Participant.

(A) DEFERRAL CONTRIBUTIONS. The Advisory Committee will allocate to each Participant's Deferral Contributions Account the amount of Deferral Contributions the Employer makes to the Trust on behalf of the Participant. The Advisory Committee will make this allocation as of the last day of each Plan Year unless, in Adoption Agreement Section 3.04, the Employer elects more frequent allocation dates for salary reduction contributions.

(B) MATCHING CONTRIBUTIONS. The Employer must specify in its Adoption Agreement whether the Advisory Committee will allocate matching contributions to the Qualified Matching Contributions Account or to the Regular Matching Contributions Account of each Participant. The Advisory Committee will make this allocation as of the last day of each Plan Year unless, in Adoption Agreement
Section 3.04, the Employer elects more frequent allocation dates for matching contributions.

         (1) To the extent the Employer makes matching contributions under a fixed matching contribution formula, the Advisory Committee will allocate the matching contribution to the Account of the Participant on whose behalf the Employer makes that contribution. A fixed matching contribution formula is a formula under which the Employer contributes a certain percentage or dollar amount on behalf of a Participant based on that Participant's deferral contributions or nondeductible contributions eligible for a match, as specified in Section 3.01 of the Employer's Adoption Agreement. The Employer may contribute on a Participant's behalf under a specific matching contribution formula only if the Participant satisfies the accrual requirements for matching contributions specified in Section 3.06 of the Employer's Adoption Agreement and only to the extent the matching contribution does not exceed the Participant's annual additions limitation in Part 2 of
         Article III.

         (2) To the extent the Employer makes matching contributions under a discretionary formula, the Advisory Committee will allocate the discretionary matching contributions to the Account of each Participant who satisfies the accrual requirements for matching contributions specified in Section 3.06 of the Employer's Adoption Agreement. The allocation of discretionary matching contributions to a Participant's Account is in the same proportion that each Participant's eligible contributions bear to the total eligible contributions

                                      14.05
         of all Participants. If the discretionary formula is a tiered formula, the Advisory Committee will make this allocation separately with respect to each tier of eligible contributions, allocating in such manner the amount of the matching contributions made with respect to that tier. "Eligible contributions" are the Participant's deferral contributions or nondeductible contributions eligible for an allocation of matching contributions, as specified in Section 3.01 of the Employer's Adoption Agreement.

         If the matching contribution formula applies both to deferral contributions and to Participant nondeductible contributions, the matching contributions apply first to deferral contributions. Furthermore, the matching contribution formula does not apply to deferral contributions that are excess deferrals under Section 14.07. For this purpose: (a) excess deferrals relate first to deferral contributions for the Plan Year not otherwise eligible for a matching contribution; and (2) if the Plan Year is not a calendar year, the excess deferrals for a Plan Year are the last elective deferrals made for a calendar year. Under a Standardized Plan, an Employer forfeits any matching contribution attributable to an excess contribution or to an excess aggregate contribution, unless distributed pursuant to Section 14.08 or 14.09. Under a Nonstandardized Plan, this forfeiture rule applies only if specified in Adoption Agreement Section 3.06. The provisions of Section 3.05 govern the treatment of any forfeiture described in this paragraph, and the Advisory Committee will compute a Participant's ACP under 14.09 by disregarding the forfeiture.

(C) QUALIFIED NONELECTIVE CONTRIBUTIONS. If the Employer, at the time of contribution, designates a contribution to be a qualified nonelective contribution for the Plan Year, the Advisory Committee will allocate that qualified nonelective contribution to the Qualified Nonelective Contributions Account of each Participant eligible for an allocation of that designated contribution, as specified in Section 3.04 of the Employer's Adoption Agreement. The Advisory Committee will make the allocation to each eligible Participant's Account in the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year. The Advisory Committee will determine a Participant's Compensation in accordance with the general definition of Compensation under Section 1.12 of the Plan, as modified by the Employer in Sections 1.12 and 3.06 of its Adoption Agreement.

(D) NONELECTIVE CONTRIBUTIONS. To the extent the Employer makes nonelective contributions for the Plan Year which, at the time of contribution, it does not designate as qualified nonelective contributions, the Advisory Committee will allocate those contributions in accordance with the elections under Section 3.04 of the Employer's Adoption Agreement. For purposes of the special nondiscrimination tests described in Sections 14.08 and 14.09, the Advisory Committee may treat nonelective contributions allocated under this paragraph as qualified nonelective contributions, if the contributions otherwise satisfy the definition of qualified nonelective contributions.

         14.07 ANNUAL ELECTIVE DEFERRAL LIMITATION.
               -----------------------------------

(A) ANNUAL ELECTIVE DEFERRAL LIMITATION. An Employee's elective deferrals for a calendar year beginning after December 31, 1986, may not exceed the 402(g) limitation. The 402(g) limitation is the greater of $7,000 or the adjusted amount determined by the Secretary of the Treasury. If, pursuant to a salary reduction agreement or pursuant to a cash or deferral election, the Employer determines

                                      14.06
the Employee's elective deferrals to the Plan for a calendar year would exceed the 402(g) limitation, the Employer will suspend the Employee's salary reduction agreement, if any, until the following January 1 and pay in cash the portion of a cash or deferral election which would result in the Employee's elective deferrals for the calendar year exceeding the 402(g) limitation. If the Advisory Committee determines an Employee's elective deferrals already contributed to the Plan for a calendar year exceed the 402(g) limitation, the Advisory Committee will distribute the amount in excess of the 402(g) limitation (the "excess deferral"), as adjusted for allocable income, no later than April l5 of the following calendar year. If the Advisory Committee distributes the excess deferral by the appropriate April 15, it may make the distribution irrespective of any other provision under this Plan or under the Code. The Advisory Committee will reduce the amount of excess deferrals for a calendar year distributable to the Employee by the amount of excess contributions (as determined in Section 14.08), if any, previously distributed to the Employee for the Plan Year beginning in that calendar year.

         If an Employee participates in another plan under which he makes elective deferrals pursuant to a Code ss.401(k) arrangement, elective deferrals under a Simplified Employee Pension, or salary reduction contributions to a tax-sheltered annuity, irrespective of whether the Employer maintains the other plan, he may provide the Advisory Committee a written claim for excess deferrals made for a calendar year. The Employee must submit the claim no later than the March l following the close of the particular calendar year and the claim must specify the amount of the Employee's elective deferrals under this Plan which are excess deferrals. If the Advisory Committee receives a timely claim, it will distribute the excess deferral (as adjusted for allocable income) the Employee has assigned to this Plan, in accordance with the distribution procedure described in the immediately preceding paragraph.

(B) ALLOCABLE INCOME. For purposes of making a distribution of excess deferrals pursuant to this Section 14.07, allocable income means net income or net loss allocable to the excess deferrals for the calendar year in which the Employee made the excess deferral, determined in a manner which is uniform, nondiscriminatory and reasonably reflective of the manner used by the Plan to allocate income to Participant's Accounts.

         14.08 ACTUAL DEFERRAL PERCENTAGE ("ADP") TEST. For each Plan Year, the
               ----------------------------------------
Advisory Committee must determine whether the Plan's Code ss.401(k) arrangement satisfies either of the following ADP tests:

         (i) The average ADP for the Highly Compensated Group does not exceed
         1.25 times the average ADP of the Nonhighly Compensated Group; or

         (ii) The average ADP for the Highly Compensated Group does not exceed the average ADP for the Nonhighly Compensated Group by more than two percentage points (or the lesser

                                      14.07
         percentage permitted by the multiple use limitation in Section 14.10) and the average ADP for the Highly Compensated Group is not more than twice the average ADP for the Nonhighly Compensated Group.

(A) CALCULATION OF ADP. The average ADP for a group is the average of the separate ADPs calculated for each Eligible Employee who is a member of that group. An Eligible Employee's ADP for a Plan Year is the ratio of the Eligible Employee's deferral contributions for the Plan Year to the Employee's Compensation for the Plan Year. For aggregated family members treated as a single Highly Compensated Employee, the ADP of the family unit is the ADP determined by combining the deferral contributions and Compensation of all aggregated family members. A Nonhighly Compensated Employee's ADP does not include elective deferrals made to this Plan or to any other Plan maintained by the Employer, to the extent such elective deferrals exceed the 402(g) limitation described in Section 14.07(A).

         The Advisory Committee may determine (in a manner consistent with Treasury regulations) the ADPs of the Eligible Employees by taking into account qualified nonelective contributions or qualified matching contributions, or both, made to this Plan or to any other qualified Plan maintained by the Employer. The Advisory Committee may not include qualified nonelective contributions in the ADP test unless the allocation of nonelective contributions is nondiscriminatory when the Advisory Committee takes into account all nonelective contributions (including the qualified nonelective contributions) and also when the Advisory Committee takes into account only the nonelective contributions not used in either the ADP test described in this Section 14.08 or the ACP test described in Section 14.09. For Plan Years beginning after December 31, 1989, the Advisory Committee may not include in the ADP test any qualified nonelective contributions or qualified matching contributions under another qualified plan unless that plan has the same plan year as this Plan. The Advisory Committee must maintain records to demonstrate compliance with the ADP test, including the extent to which the Plan used qualified nonelective contributions or qualified matching contributions to satisfy the test.

         For Plan Years beginning prior to January 1, 1992, the Advisory Committee may elect to apply a separate ADP test to each component group under the Plan. Each component group separately must satisfy the commonality requirement of the Code 401(k) regulations and the minimum coverage requirements of the Code ss.410(b). A component group consists of all the allocations and other benefits, rights and features provided that group of Employees. An Employee may not be part of more than one component group. The correction rules described in this Section 14.08 apply separately to each component group.

(B) SPECIAL AGGREGATION RULE FOR HIGHLY COMPENSATED EMPLOYEES. To determine the ADP of any Highly Compensated Employee, the deferral contributions taken into account must include any elective deferrals made by the Highly Compensated Employee under any other Code ss.40l(k) arrangement maintained by the Employer, unless the elective deferrals are to an ESOP. If the plans containing the Code ss.401(k) arrangements have different plan years, the Advisory Committee will

                                      14.08
determine the combined deferral contributions on the basis of the plan years ending in the same calendar year.

(C) AGGREGATION OF CERTAIN CODE SS.401(K) ARRANGEMENTS. If the Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the Code ss.401(k) arrangements under such plans to determine whether either plan satisfies the ADP test. This aggregation rile applies to the ADP determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. The Advisory Committee also may elect to aggregate the Code ss.401 (k) arrangements under plans which the Employer does not treat as a unit for coverage or nondiscrimination purposes. For Plan Years beginning after December 31, 1989, an aggregation of Code ss.401(k) arrangements under this paragraph does not apply to plans which have different plan years and, for Plan Years beginning after December 31, 1988, the Advisory Committee may not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

(D) CHARACTERIZATION OF EXCESS CONTRIBUTIONS. If, pursuant to this Section 14.08, the Advisory Committee has elected to include qualified matching contributions in the average ADP, the Advisory Committee will treat excess contributions as attributable proportionately to deferral contributions and to qualified matching contributions allocated on the basis of those deferral contributions. If the total amount of a Highly Compensated Employee's excess contributions for the Plan Year exceeds his deferral contributions or qualified matching contributions for the Plan Year, the Advisory Committee will treat the remaining portion of his excess contributions as attributable to qualified nonelective contributions. The Advisory Committee will reduce the amount of excess contributions for a Plan Year distributable to, Highly Compensated Employee by the amount of excess deferrals (as determined in Section 14.07), if any, previously distributed to that Employee for the Employee's taxable year ending in that Plan Year.

(E) DISTRIBUTION OF EXCESS CONTRIBUTIONS. If the Advisory Committee determines the Plan fails to satisfy the ADP test for a Plan Year, it must distribute the excess contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess contributions are the amount of deferral contributions made by the Highly Compensated Employees which causes the Plan to fail to satisfy the ADP test. The Advisory Committee will distribute to each Highly Compensated Employee his respective share of the excess contributions. The Advisory Committee will determine the respective shares of excess contributions by starting with the Highly Compensated Employee(s) who has the greatest ADP, reducing his ADP to the next highest ADP, then, if necessary, reducing the ADP of the Highly Compensated Employee(s) at the next highest ADP level (including the ADP of the Highly Compensated Employee(s) whose ADP the Advisory Committee already has reduced), and continuing in this manner until the average ADP for the Highly Compensated Group satisfies the ADP test. If the Highly Compensated Employee is part of an aggregated family group, the Advisory Committee, in accordance with the applicable Treasury regulations will determine each aggregated family member's allocable share of the excess contributions assigned to the family unit.


                                      14.09

(F) ALLOCABLE INCOME. To determine the amount of the corrective distribution required tinder this Section 14.08, the Advisory Committee must calculate the allocable income for the Plan Year in which the excess contributions arose. "Allocable income" means net income or net loss. To calculate allocable income for the Plan Year, the Advisory Committee will use a uniform and nondiscriminatory method which reasonably reflects the manner used by the Plan to allocate income to Participants' Accounts.

         14.09 NONDISCRIMINATION RULES FOR EMPLOYER MATCHING
               ---------------------------------------------
CONTRIBUTIONS/PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS.  For Plan Years
------------------------------------------------------
beginning after December 31, 1986, the Advisory Committee must determine whether the annual Employer matching contributions (other than qualified matching contributions used in the ADP under Section 14.08), if any, and the Employee contributions, if any, satisfy either of the following average contribution percentage ("ACP") tests:

         (i) The ACP for the Highly Compensated Group does not exceed 1.25 times the ACP of the Nonhighly Compensated Group; or

         (ii) The ACP for the Highly Compensated Group does not exceed the ACP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 14.10) and the ACP for the Highly Compensated Group is not more than twice the ACP for the Nonhighly Compensated Group.

(A) CALCULATION OF ACP. The average contribution percentage for a group is the average of the separate contribution percentages calculated for each Eligible Employee who is a member of that group. An Eligible Employee's contribution percentage for a Plan Year is the ratio of the Eligible Employee's aggregate contributions for the Plan Year to the Employee's Compensation for the Plan Year. "Aggregate contributions" are Employer matching contributions (other than qualified matching contributions used in the ADP test under Section 14.08) and employee contributions (as defined in Section 14.03). For aggregated family members treated as a single Highly Compensated Employee, the contribution percentage of the family unit is the contribution percentage determined by combining the aggregate contributions and Compensation of all aggregated family members.

         The Advisory Committee, in a manner consistent with Treasury regulations, may determine the contribution percentages of the Eligible Employees by taking into account qualified nonelective contributions (other than qualified nonelective contributions used in the ADP test under Section 14.08) or elective deferrals, or both, made to this Plan or to any other qualified Plan maintained by the Employer. The Advisory Committee may not include qualified nonelective contributions in the ACP test unless the allocation of nonelective contributions is nondiscriminatory when the Advisory Committee takes into account all nonelective contributions (including the qualified nonelective contributions) and also when the Advisory Committee takes into account only the nonelective contributions not used in either the ADP test described in Section
14.08 or the ACP test described in this Section 14.09. The Advisory Committee may not include elective deferrals in the ACP test, unless the Plan which includes the elective deferrals satisfies the ADP test both with and without the elective deferrals included in this ACP test. For Plan Years beginning after December 31, 1989, the Advisory Committee may not include in the ACP test any qualified nonelective contributions or

                                      14.10
elective deferrals under another qualified plan unless that plan has the same plan year as this Plan. The Advisory Committee must maintain records to demonstrate compliance with the ACP test, including the extent to which the Plan used qualified nonelective contributions or elective deferrals to satisfy the test. For Plan Years beginning prior to January l, 1992, the component group testing rule permitted under Section 14.08(A) also applies to the ACP test under this Section 14.09.

(B) SPECIAL AGGREGATION RULE FOR HIGHLY COMPENSATED EMPLOYEES. To determine the contribution percentage of any Highly Compensated Employee, the aggregate contributions taken into account must include any matching contributions (other than qualified matching contributions used in the ADP test) and any Employee contributions made on his behalf to any other plan maintained by the Employer, unless the other plan is an ESOP. If the plans have different plan years, the Advisory Committee will determine the combined aggregate contributions on the basis of the plan years ending in the same calendar year.

(C) AGGREGATION OF CERTAIN PLANS. If the Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the plans to determine whether either plan satisfies the ACP test. This aggregation rule applies to the contribution percentage determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. For Plan Years beginning after December 31, 1989, an aggregation of plans under this paragraph does not apply to plans which have different plan years and, for Plan Years beginning after December 31, 1988, the Advisory Committee may not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

(D) DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will determine excess aggregate contributions after determining excess deferrals under Section 14.07 and excess contributions under Section 14.08. If the Advisory Committee determines the Plan fails to satisfy the ACP test for a Plan Year, it must distribute the excess aggregate contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess aggregate contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess aggregate contributions are the amount of aggregate contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the ACP test. The Advisory Committee will distribute to each Highly Compensated Employee his respective share of the excess aggregate contributions. The Advisory Committee will determine the respective shares of excess aggregate contributions by starting with the Highly Compensated Employee(s) who has the greatest contribution percentage, reducing his contribution percentage to the next highest contribution percentage, then, if necessary, reducing the contribution percentage of the Highly Compensated Employee(s) at the next highest contribution percentage level (including the contribution percentage of the Highly Compensated Employee(s) whose contribution percentage the Advisory Committee already has reduced), and continuing in this manner until the ACP for the Highly Compensated Group satisfies the ACP test. If the Highly Compensated Employee is part of an aggregated family group, the Advisory Committee, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess aggregate contributions assigned to the family unit.

                                      14.11

(E) ALLOCABLE INCOME. To determine the amount of the corrective distribution required under this Section 14.09, the Advisory Committee must calculate the allocable income for the Plan Year in which the excess aggregate contributions arose. "Allocable income" means net income or net loss. The Advisory Committee will determine allocable income in the same manner as described in Section 14.08(F) for excess contributions.

(F) CHARACTERIZATION OF EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will treat a Highly Compensated Employee's allocable share of excess aggregate contributions in the following priority: (1) first as attributable to his Employee contributions which are voluntary contributions, if any; (2) then as matching contributions allocable with respect to excess contributions determined under the ADP test described in Section 14.08; (3) then on a pro rata basis to matching contributions and to the deferral contributions relating to those matching contributions which the Advisory Committee has included in the ACP test; (4) then on a pro rata basis to Employee contributions which are mandatory contributions, if any, and to the matching contributions allocated on the basis of those mandatory contributions; and (5) last to qualified nonelective contributions used in the ACP test. To the extent the Highly Compensated Employee's excess aggregate contributions are attributable to matching contributions, and he is not 100% vested in his Accrued Benefit attributable to matching contributions, the Advisory Committee will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's excess aggregate contributions attributable to Employer matching contributions is the total amount of such excess aggregate contributions (as adjusted for allocable income) multiplied by his vested percentage (determined as of the last day of the Plan Year for which the Employer made the matching contribution). The Employer will specify in Adoption Agreement Section 3.05 the manner in which the Plan will allocate forfeited excess aggregate contributions.

         14.10 MULTIPLE USE LIMITATION. For Plan Years beginning after December
               -----------------------
31, 1988, if at least one Highly Compensated Employee is includible in the ADP test under Section 14.08 and in the ACP test under Section 14.09, the sum of the Highly Compensated Group's ADP and ACP may not exceed the multiple use limitation.

         The multiple use limitation is the sum of (i) and (ii):

         (i) 125% of the greater of: (a) the ADP of the Nonhighly Compensated Group under the Code ss.401(k) arrangement; or (b) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan Year of the Code ss.401(k) arrangement.

         (ii) 2% plus the lesser of (i)(a) or (i)(b), but no more than twice the lesser of (i)(a) or (i)(b).

         The Advisory Committee, in lieu of determining the multiple use limitation as the sum of (i) and (ii), may elect to determine the multiple use limitation as the sum of (iii) and (iv):

         (iii) 125% of the lesser of: (a) the ADP of the Nonhighly Compensated Group under the Code ss.401(k) arrangement; or (b) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan Year of the Code ss.401(k) arrangement.


                                      14.12

         (iv) 2% plus the greater of (iii)(a) or (iii)(b), but no more than twice the greater of (iii)(a) or (iii)(b).

         The Advisory Committee will determine whether the Plan satisfies the multiple use limitation after applying the ADP test under Section 14.08 and the ACP test under Section 14.09 and after making any corrective distributions required by those Sections. If, after applying this Section 14.10, the Advisory Committee determines the Plan has failed to satisfy the multiple use limitation, the Advisory Committee will correct the failure by treating the excess amount as excess contributions under Section 14.08 or as excess aggregate contributions under Section 14.09, as it determines in its sole discretion. This Section 14.10 does not apply unless, prior to application of the multiple use limitation, the ADP and the ACP of the Highly Compensated Group each exceeds 125% of the respective percentages for the Nonhighly Compensated Group.

         14.11 DISTRIBUTION RESTRICTIONS. The Employer must elect in Section
               -------------------------
6.03 the Adoption Agreement the distribution events permitted under the Plan. The distribution events applicable to the Participant's Deferral Contributions Account, Qualified Nonelective Contributions Account an4 Qualified Matching Contributions Account must satisfy the distribution restrictions described in paragraph (m) of Section 14.03.

(A) HARDSHIP DISTRIBUTIONS FROM DEFERRAL CONTRIBUTIONS ACCOUNT. The Employer must elect in Adoption Agreement Section 6.03 whether a Participant may receive hardship distributions from his Deferral Contributions Account prior to the Participant's Separation from Service. Hardship distributions from the Deferral Contributions Account must satisfy the requirements of this Section 14.11. A hardship distribution option may not apply to the Participant's Qualified Nonelective Contributions Account or Qualified Matching Contributions Account, except as provided in paragraph (3).

         (1) DEFINITION OF HARDSHIP. A hardship distribution under this Section
         14.11 must be on account of one or more of the following immediate and heavy financial needs: (1) medical expenses described in Code ss.213(d) incurred by the Participant, by the Participant's spouse, or by any of the Participant's dependents, or necessary to obtain such medical care;
         (2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) the payment of post-secondary education tuition and related educational fees, for the next 12-month period, for the Participant, for the Participant's spouse, or for any of the Participant's dependents (as defined in Code ss.152); or (4) to prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence; or (5) any need prescribed by the Revenue Service in a revenue ruling, notice or other document of general applicability which satisfies the safe harbor definition of hardship.

         (2) RESTRICTIONS. The following restrictions apply to a Participant who receives a hardship distribution: (a) the Participant may not make elective deferrals or employee contributions to the Plan for the 12-month period following the date of his hardship distribution; (b) the distribution is not in excess of the amount of the immediate and heavy financial need (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); (c) the Participant must have obtained

                                      14.13
         all distributions, other than hardship distributions, and all nontaxable loans currently available under this Plan and all other qualified plans maintained by the Employer; and (d) the Participant agrees to limit elective deferrals under this Plan and under any other qualified Plan maintained by the Employer, for the Participant's taxable year immediately following the taxable year of the hardship distribution, to the 402(g) limitation (as described in Section 14.07), reduced by the amount of the Participant's elective deferrals made in the taxable year of the hardship distribution. The suspension of elective deferrals and employee contributions described in clause (a) also must apply to all other qualified plans and to all nonqualified plans of deferred compensation maintained by the Employer, other than any mandatory employee contribution portion of a defined benefit plan, including stock option, stock purchase and other similar plans, but not including health or welfare benefit plans (other than the cash or deferred arrangement portion of a cafeteria plan).

         (3) EARNINGS. For Plan Years beginning after December 31, 1988, a hardship distribution under this Section 14.11 may not include earnings on an Employee's elective deferrals credited after December 31, 1988. Qualified matching contributions and qualified nonelective contributions, and any earnings on such contributions, credited as of December 31, 1988, are subject to the hardship withdrawal only if the Employer specifies in an addendum to this
Section 14.11. The addendum may modify the December 31, 1988, date for purposes of determining credited amounts provided the date is not later than the end of the Plan Year ending before July 1, 1989.

(B) DISTRIBUTIONS AFTER SEPARATION FROM SERVICE. Following the Participant's Separation from Service, the distribution events applicable to the Participant apply equally to all of the Participant's Accounts, except as elected in Section
6.03 of the Employer's Adoption Agreement.

(C) CORRECTION OF ANNUAL ADDITION LIMITATION. If, as a result of a reasonable error in determining the amount of elective deferrals an Employee may make without violating the limitations of Part 2 of Article III, an Excess Amount results, the Advisory Committee will return the Excess Amount (as adjusted for allocable income) attributable to the elective deferrals. The Advisory Committee will make this distribution before taking any corrective steps pursuant to
Section 3.10 or to Section 3.16. The Advisory Committee will disregard any elective deferrals returned under this Section 14.11(C) for purposes of Section 14.07, 14.08 and 14.09.

         14.12 SPECIAL ALLOCATION RULES. If the Code ss.401(k) arrangement
               -------------------------
provides for salary reduction contributions, if the Plan accepts Employee contributions, pursuant to Adoption Agreement Section 4.01, or if the Plan allocates matching contributions as of any date other than the last day of the Plan Year, the Employer must elect in Adoption Agreement 9.11 whether any special allocation provisions will apply under Section 9.11 of the Plan. For purposes of the elections:

         (a) A "segregated Account" direction means the Advisory Committee will establish a segregated Account for the applicable contributions made on the Participant's behalf during the Plan Year. The Trustee must invest the segregated Account in Federally insured interest bearing savings account(s) or time deposits, or a combination of both, or in any other fixed income investments, unless otherwise specified in the Employer's Adoption Agreement. As of the last day of each Plan Year (or, if earlier, an allocation date coinciding with a valuation

                                      14.14
         date described in Section 9.11), the Advisory Committee will reallocate the segregated Account to the Participant's appropriate Account, in accordance with Section 3.04 or Section 4.06, whichever applies to the contributions.

         (b) A "weighted average allocation" method will treat a weighted portion of the applicable contributions as if includible in the Participant's Account as of the beginning of the valuation period. The weighted portion is a fraction, the numerator of which is the number of months in the valuation period, excluding each month in the valuation period which begins prior to the contribution date of the applicable contributions, and the denominator of which is the number of months in the valuation period. The Employer may elect in its Adoption Agreement to substitute a weighting period other than months for purposes of this weighted average allocation.



                                      14.15